JOHN HANCOCK
                Income Funds

--------------------------------------------------------------------------------
                Prospectus                                             10.1.2003
--------------------------------------------------------------------------------


                                                                      as revised
                                                                       7.15.2004


                Bond Fund
                Government Income Fund
                High Income Fund
                High Yield Fund (formerly High Yield Bond Fund)
                Investment Grade Bond Fund
                Strategic Income Fund













                        [LOGO]
               -------------------------
                   JOHN HANCOCK FUNDS




          As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these funds or determined whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

Contents
--------------------------------------------------------------------------------

                  JOHN HANCOCK INCOME FUNDS
--------------------------------------------------------------------------------
                  Bond Fund                                                    4
                  Government Income Fund                                       6
                  High Income Fund                                             8
                  High Yield Fund                                             10
                  Investment Grade Bond Fund                                  12
                  Strategic Income Fund                                       14

                  YOUR ACCOUNT
--------------------------------------------------------------------------------
                  Choosing a share class                                      16
                  How sales charges are calculated                            16
                  Sales charge reductions and waivers                         17
                  Opening an account                                          18
                  Buying shares                                               19
                  Selling shares                                              20
                  Transaction policies                                        22
                  Dividends and account policies                              22
                  Additional investor services                                23

                  FUND DETAILS
--------------------------------------------------------------------------------
                  Business structure                                          24
                  Management biographies                                      25
                  Financial highlights                                        26

                  FOR MORE INFORMATION                                BACK COVER
--------------------------------------------------------------------------------

                 Overview
--------------------------------------------------------------------------------

                 John Hancock Income Funds

                 These funds seek current income without sacrificing total return. Some of the funds also invest for stability of principal. Each fund has its own strategy and its own risk profile.

                 Who may want to invest

                 These funds may be appropriate for investors who:
                 o are seeking a regular stream of income
                 o want to diversify their portfolios
                 o are seeking a mutual fund for the income portion of an asset allocation portfolio
                 o are retired or nearing retirement

                 Income funds may NOT be appropriate if you:
                 o are investing for maximum return over a long time horizon
                 o require absolute stability of your principal

                 Risks of mutual funds

                 Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in these funds, be sure to read all risk disclosure carefully before investing.

                 The management firm


                 All John Hancock income funds are managed by John Hancock Advisers, LLC. Founded in 1968, John Hancock Advisers is a wholly owned subsidiary of John Hancock Financial Services, Inc., (a subsidiary of Manulife Financial Corporation) and as of March 31, 2004, managed approximately $30 billion in assets.



--------------------------------------------------------------------------------
Fund information key

Concise fund-by-fund descriptions begin on the next page. Each description provides the following information:

[Graphic]

Goal and strategy

The fund's particular investment goals and the strategies it intends to use in pursuing those goals.

[Graphic]

Main risks

The major risk factors associated with the fund.

[Graphic]

Past Performance

The fund's total return, measured year-by-year and over time.

[Graphic]

Your expenses

The overall costs borne by an investor in the fund, including sales charges and annual expenses

Bond Fund

[Graphic]

GOAL AND STRATEGY

The fund seeks to generate a high level of current income consistent with prudent investment risk. In pursuing this goal, the fund normally invests at least 80% of its assets in a diversified portfolio of bonds. These may include, but are not limited to, corporate bonds and debentures as well as U.S. government and agency securities. Most of these securities are investment grade, although the fund may invest up to 25% of assets in high yield bonds rated as low as CC/Ca and their unrated equivalents. There is no limit on the fund's average maturity.

In managing the fund's portfolio, the managers concentrate on sector allocation, industry allocation and securities selection: deciding which types of bonds and industries to emphasize at a given time, and then which individual bonds to buy. When making sector and industry allocations, the managers try to anticipate shifts in the business cycle, using top-down analysis to determine which sectors and industries may benefit over the next 12 months.

In choosing individual securities, the managers use bottom-up research to find securities that appear comparatively undervalued. The managers look at bonds of all quality levels and maturities from many different issuers, potentially including U.S. dollar-denominated securities of foreign governments and corporations.

The fund intends to keep its exposure to interest rate movements generally in line with those of its peers. The fund may invest in mortgage-related securities and certain other derivatives (investments whose value is based on indexes, securities or currencies). The fund's investments in U.S. government and agency securities may or may not be supported by the full faith and credit of the United States.

Under normal circumstances, the fund may not invest more than 10% of assets in cash or cash equivalents.

In abnormal circumstances, the fund may temporarily invest extensively in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.


The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.


--------------------------------------------------------------------------------
[Graphic]

PAST PERFORMANCE


The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. The average annual total returns for Class C have been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.


Class A, total returns

2004 return as of 3-31-04: 2.47%

Best quarter: Q2 '95, 6.57%
Worst quarter: Q1 '94, -2.71%

After-tax returns
After-tax returns are shown for Class A shares only and would be different for the other classes. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Index (reflects no fees or taxes)
Lehman Brothers Government/Credit Bond Index, an unmanaged index of U.S. government, U.S. corporate and Yankee bonds.

[The following data was represented as a bar chart in the printed materials.]

--------------------------------------------------------------------------------------------
Class A calendar year total returns (without sales charges)
--------------------------------------------------------------------------------------------
 1994      1995      1996      1997    1998      1999      2000     2001      2002     2003
-2.75%    19.46%     4.05%    9.66%    7.50%    -1.36%    10.39%    7.12%     7.36%    7.62%

--------------------------------------------------------------------------------------------
Average annual total returns (including sales charge) for periods ending 12-31-03
--------------------------------------------------------------------------------------------
                                                 1 year      5 year      10 year     Life of
                                                                                     Class C
Class A before tax                                2.76%       5.18%        6.25%          --
Class A after tax on distributions                1.03%       2.82%        3.54%          --
Class A after tax on distributions, with sale     1.76%       2.91%        3.58%          --
Class B before tax                                1.87%       5.10%        6.13%          --

Class C before tax (began 10-1-98)                5.87%       5.41%           --       5.06%

--------------------------------------------------------------------------------------------
Lehman Brothers Government/Credit Bond Index      4.67%       6.66%        6.98%       6.23%

[Graphic]

MAIN RISKS

The major factors in this fund's performance are interest rates and credit risk. When interest rates rise, bond prices generally fall. Generally, an increase in the fund's average maturity will make it more sensitive to interest rate risk.

The fund could lose money if any bonds it owns are downgraded in credit rating or go into default. In general, high yield bonds (also known as "junk bonds") have higher credit risks. If certain sectors or investments do not perform as the fund expects, it could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, those risks could increase volatility or reduce performance:

o Junk bonds and foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad.
o If interest rate movements cause the fund's mortgage-related and callable securities to be paid off substantially earlier or later than expected, the fund's share price or yield could be hurt.
o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.
o Certain derivatives could produce disproportionate losses.

Any U.S. government guarantees on portfolio securities do not apply to these securities' market value or current yield, or to fund shares.

No assurance can be given that the U.S. government will provide financial support in the future to U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States.

--------------------------------------------------------------------------------
[Graphic]

YOUR EXPENSES

Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

--------------------------------------------------------------------------------
Shareholder transaction expenses(1)        Class A      Class B        Class C
--------------------------------------------------------------------------------

Maximum sales charge (load) on purchases
as a % of purchase price                     4.50%         none           none


Maximum deferred sales charge (load)
as a % of purchase or sale price,
whichever is less                          none(2)        5.00%          1.00%

--------------------------------------------------------------------------------
Annual operating expenses                  Class A       Class B       Class C
--------------------------------------------------------------------------------
Management fee                               0.50%         0.50%         0.50%
Distribution and service (12b-1) fees        0.30%         1.00%         1.00%
Other expenses                               0.32%         0.32%         0.32%
Total fund operating expenses                1.12%         1.82%         1.82%

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                               Year 1     Year 3      Year 5    Year 10
--------------------------------------------------------------------------------
Class A                                  $559       $790      $1,039     $1,752
Class B with redemption                  $685       $873      $1,185     $1,954
Class B without redemption               $185       $573        $985     $1,954
Class C with redemption                  $285       $573        $985     $2,137

Class C without redemption               $185       $573        $985     $2,137


(1)  A $4.00 fee will be charged for wire redemptions.
(2) Except for investments of $1 million or more; see "How sales charges are calculated."

------------------------------------------
PORTFOLIO MANAGERS

Barry H. Evans, CFA
Joined fund team in 2002

Howard C. Greene, CFA
Joined fund team in 2002

Benjamin A. Matthews
Joined fund team in 1995

See page 25 for the management biographies.

FUND CODES

Class A     Ticker            JHNBX
            CUSIP             410223101
            Newspaper         BondA
            SEC number        811-2402
            JH fund number    21

Class B     Ticker            JHBBX
            CUSIP             410223309
            Newspaper         BondB
            SEC number        811-2402
            JH fund number    121

Class C     Ticker            JHCBX
            CUSIP             410223200
            Newspaper         --
            SEC number        811-2402
            JH fund number    521

Government Income Fund

[Graphic]

GOAL AND STRATEGY

The fund seeks a high level of current income consistent with preservation of capital. Maintaining a stable share price is a secondary goal. In pursuing these goals, the fund normally invests at least 80% of its assets in obligations issued or guaranteed by the U.S. government and its agencies, authorities or instrumentalities ("U.S. government securities"). There is no limit on the fund's average maturity.

U.S. government securities may be supported by:

o the full faith and credit of the United States government, such as Treasury bills, notes and bonds and Government National Mortgage Association Certificates
o the right of the issuer to borrow from the U.S. Treasury, such as obligations of the Federal Home Loan Mortgage Corporation
o the credit of the instrumentality, such as obligations of the Federal National Mortgage Association.

The fund may invest in higher-risk securities, including U.S.-dollar-denominated foreign government securities and asset-backed securities. It may also invest up to 10% of assets in foreign governmental high yield securities (junk bonds) rated as low as B and their unrated equivalents.

In managing the fund's portfolio, the managers consider interest rate trends to determine which types of bonds to emphasize at a given time. The fund typically favors mortgage-related securities when it anticipates that interest rates will be relatively stable, and favors U.S. Treasuries at other times. Because high yield bonds often respond to market movements differently from U.S. government bonds, the fund may use them to manage volatility.

The fund may invest in mortgage-related securities and certain other derivatives (investments whose value is based on indexes, securities or currencies).

In abnormal circumstances, the fund may temporarily invest extensively in high-quality short-term securities. In these and other cases, the fund might not achieve its goal.

The fund has traded securities actively in the past, and may continue to do so, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

--------------------------------------------------------------------------------
[Graphic]

PAST PERFORMANCE


The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. The average annual total returns for Class C have been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.


Class B, total returns

2004 return as of 3-31-04: 2.20%


Best quarter: Q2 '95, 6.40%
Worst quarter: Q1 '94, -3.52%

After-tax returns
After-tax returns are shown for Class B shares only and would be different for the other classes. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Index (reflects no fees or taxes)
Lehman Brothers Government Bond Index, an unmanaged index of U.S. Treasury and government agency bonds.

[The following data was represented as a bar chart in the printed material.]

------------------------------------------------------------------------------------------------
Class B calendar year total returns (without sales charges)
------------------------------------------------------------------------------------------------
 1994       1995      1996      1997      1998       1999      2000     2001     2002      2003
-5.27%     17.74%     1.29%     8.67%     7.96%     -3.15%    11.35%    5.88%    9.45%     0.33%

------------------------------------------------------------------------------------------------
Average annual total returns (including sales charge) for periods ending 12-31-03
------------------------------------------------------------------------------------------------
                                               1 year    5 year    10 year    Life of    Life of
                                                                              Class A    Class C
Class A before tax (began 9-30-94)             -3.42%     4.44%         --      6.49%       --
Class B before tax                             -4.55%     4.29%      5.37%         --       --
Class B after tax on distributions             -5.51%     2.43%      3.05%         --       --
Class B after tax on distributions, with sale  -2.96%     2.48%      3.09%         --       --

Class C before tax (began 4-1-99)              -0.64%        --         --         --     5.22%

------------------------------------------------------------------------------------------------
Lehman Brothers Government Bond Index           2.36%     6.26%      6.72%      7.72%     6.97%

[Graphic]

MAIN RISKS

The major factor in this fund's performance is interest rates. When interest rates rise, bond prices generally fall. Generally, an increase in the fund's average maturity will make it more sensitive to interest rate risk.

A fall in worldwide demand for U.S. government securities could also lower the prices of these securities.

The fund could lose money if any bonds it owns are downgraded in credit rating or go into default. In general, lower-rated bonds have higher credit risks. If certain sectors or investments do not perform as the fund expects, it could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, those risks could increase volatility or reduce performance:

o If interest rate movements cause the fund's mortgage-related and callable securities to be paid off substantially earlier or later than expected, the fund's share price or yield could be hurt.
o Junk bonds and foreign securities could make the fund more sensitive to market or economic shifts in the U.S. and abroad.
o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.
o Certain derivatives could produce disproportionate losses.

Any governmental guarantees on portfolio securities do not apply to these securities' market value or current yield, or to fund shares.

No assurance can be given that the U.S. government will provide financial support in the future to U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States.

--------------------------------------------------------------------------------
[Graphic]

YOUR EXPENSES

Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

--------------------------------------------------------------------------------
Shareholder transaction expenses(1)       Class A      Class B       Class C
--------------------------------------------------------------------------------

Maximum sales charge (load) on purchases
as a % of purchase price                  4.50%        none          none


Maximum deferred sales charge (load)
as a % of purchase or sale price,
whichever is less                         none(2)      5.00%         1.00%
--------------------------------------------------------------------------------
Annual operating expenses                 Class A      Class B       Class C
--------------------------------------------------------------------------------
Management fee                            0.63%        0.63%         0.63%
Distribution and service (12b-1) fees     0.25%        1.00%         1.00%
Other expenses                            0.29%        0.29%         0.29%
Total fund operating expenses             1.17%        1.92%         1.92%
Management fee reduction (at least        0.08%        0.08%         0.08%
until 9/30/04)
Net annual operating expenses             1.09%        1.84%         1.84%

The hypothetical example below shows what your expenses would be after the expense reimbursement (first year only) if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                               Year 1     Year 3      Year 5    Year 10
--------------------------------------------------------------------------------
Class A                                  $556       $797      $1,057     $1,800
Class B with redemption                  $687       $895      $1,229     $2,042
Class B without redemption               $187       $595      $1,029     $2,042

Class C with redemption                  $287       $595      $1,029     $2,237
Class C without redemption               $187       $595      $1,029     $2,237


(1)  A $4.00 fee will be charged for wire redemptions.
(2) Except for investments of $1 million or more; see "How sales charges are calculated."

-------------------------------------------
PORTFOLIO MANAGERS

Barry H. Evans, CFA
Joined fund team in 1995

Jeffrey N. Given, CFA
Joined fund team in 1998

See page 25 for the management biographies.

FUND CODES

Class A     Ticker               JHGIX
            CUSIP                41014P854
            Newspaper            GvlncA
            SEC number           811-3006
            JH fund number       56

Class B     Ticker               TSGIX
            CUSIP                41014P847
            Newspaper            GvlncB
            SEC number           811-3006
            JH fund number       156

Class C     Ticker               TCGIX
            CUSIP                41014P797
            Newspaper            --
            SEC number           811-3006
            JH fund number       556

High Income Fund

[Graphic]

GOAL AND STRATEGY

The fund seeks high current income. In pursuing this goal, the fund normally invests at least 80% of its assets in U.S. and foreign bonds and other debt securities rated BBB/Baa or lower and their unrated equivalents. The fund may invest up to 30% of assets in high yield bonds rated CC/Ca and their unrated equivalents. There is no limit on the fund's average maturity.

In managing the fund's portfolio, the managers concentrate on industry allocation and debt security selection.

In choosing individual debt securities, the managers use bottom-up research to find securities that appear comparatively undervalued. The managers look at the financial condition of the issuers as well as the collateralization and other features of the securities themselves. The managers look at bonds of many different issuers, including foreign government and corporate debt securities from developed and emerging markets.

The fund may invest up to 15% of assets in non-U.S.-dollar-denominated securities. The fund may also use certain higher-risk investments, including derivatives (investments whose value is based on indexes, securities or currencies) and restricted and illiquid securities.

In abnormal circumstances, the fund may temporarily invest extensively in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

--------------------------------------------------------------------------------
[Graphic]

PAST PERFORMANCE


The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. The average annual total returns for Class C have been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.


Class A, total returns

2004 return as of 3-31-04: 2.00%

Best quarter: Q4'01,7.13%
Worst quarter: Q2'02,-2.80%

After-tax returns
After-tax returns are shown for Class A shares only and would be different for the other classes. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Index (reflects no fees or taxes)
Merrill Lynch High Yield Master II Index, an unmanaged index consisting of U.S.-dollar-denominated public corporate issues with par amounts greater than $100 million that are rated below investment grade.

[The following data was represented as a bar chart in the printed material.]

-----------------------------------------------------------------------------------------
Class A calendar year total returns (without sales charges)
-----------------------------------------------------------------------------------------
                                                                         2002      2003
                                                                         1.58%    18.50%

-----------------------------------------------------------------------------------------
Average annual total returns (including sales charge) for periods ending 12-31-03
-----------------------------------------------------------------------------------------
                                                 1 year    Life of     Life of    Life of
                                                           Class A     Class B    Class C
Class A before tax (began 3-1-01)                13.22%       7.12%        --          --
Class A after tax on distributions               10.46%       4.00%        --          --
Class A after tax on distributions, with sale     8.47%       4.10%        --          --
Class B before tax (began 3-1-01)                12.68%          --      7.22%         --

Class C before tax (began 3-1-01)                16.68%          --        --       8.14%

-----------------------------------------------------------------------------------------
Merrill Lynch High Yield Master II Index         28.15%       7.15%      7.15%      7.15%

[Graphic]

MAIN RISKS

The major factors in this fund's performance are interest rate and credit risk. When interest rates rise, bond prices generally fall. Generally, an increase in the fund's average maturity will make it more sensitive to interest rate risk.

Credit risk depends largely on the perceived financial health of bond issuers. In general, high yield bonds (also known as "junk bonds") have higher credit risks. Junk bond prices can fall on bad news about the economy, an industry or a company. Share price, yield and total return may fluctuate more than with less aggressive bond funds.

The fund could lose money if any bonds it owns are downgraded in credit rating or go into default. If certain industries or investments do not perform as the fund expects, it could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability. These risks are greater in emerging markets.
o If interest rate movements cause the fund's callable securities to be paid off substantially earlier or later than expected, the fund's share price or yield could be hurt.
o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.
o Certain derivatives could produce disproportionate losses.

--------------------------------------------------------------------------------
[Graphic]

YOUR EXPENSES

Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

------------------------------------------------------------------------------------
Shareholder transaction expenses(1)                    Class A    Class B    Class C
------------------------------------------------------------------------------------

Maximum sales charge (load) on purchases
as a % of purchase price                               4.50%      none       none


Maximum deferred sales charge (load)
as a % of purchase or sale price, whichever is less    none(2)    5.00%      1.00%

------------------------------------------------------------------------------------
Annual operating expenses                              Class A    Class B     Class C
------------------------------------------------------------------------------------
Management fee                                         0.65%      0.65%      0.65%
Distribution and service (12b-1) fees                  0.30%      1.00%      1.00%
Other expenses                                         0.78%      0.78%      0.78%
Total fund operating expenses                          1.73%      2.43%      2.43%
Expense reimbursement (at least until 9-30-04)         0.42%      0.42%      0.42%
Net annual operating expenses                          1.31%      2.01%      2.01%

The hypothetical example below shows what your expenses would be after the expense reimbursement (first year only) if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

------------------------------------------------------------------------------------
Expenses                                 Year 1      Year 3       Year 5     Year 10
------------------------------------------------------------------------------------
Class A                                    $577        $931       $1,309      $2,366
Class B with redemption                    $704      $1,017       $1,458      $2,561
Class B without redemption                 $204        $717       $1,258      $2,561

Class C with redemption                    $304        $717       $1,258      $2,734
Class C without redemption                 $204        $717       $1,258      $2,734


(1)  A $4.00 fee will be charged for wire redemptions.
(2) Except for investments of $1 million or more; see "How sales charges are calculated."

------------------------------------------
PORTFOLIO MANAGERS

Frederick L. Cavanaugh, Jr.
Joined fund team in 2001

Daniel S. Janis, III
Joined fund team in 2001

See page 25 for the management biographies.

FUND CODES

Class A     Ticker          JAHIX
            CUSIP           410227870
            Newspaper       --
            SEC number      811-4651
            JH fund number  72

Class B     Ticker          JBHIX
            CUSIP           410227862
            Newspaper       --
            SEC number      811-4651
            JH fund number  172

Class C     Ticker          JCHIX
            CUSIP           410227854
            Newspaper       --
            SEC number      811-4651
            JH fund number  572

High Yield Fund

[Graphic]

GOAL AND STRATEGY

The fund seeks high current income. Capital appreciation is a secondary goal. In pursuing these goals, the fund normally invests at least 80% of its assets in U.S. and foreign fixed-income securities rated BB/Ba or lower and their unrated equivalents. These may include, but are not limited to, domestic and foreign corporate bonds, debentures and notes, convertible securities, preferred stocks, and domestic and foreign government obligations. No more than 10% of the fund's total assets may be invested in securities that are rated in default by S&P or by Moody's. There is no limit on the fund's average maturity.

In managing the fund's portfolio, the manager concentrates on industry allocation and securities selection: deciding which types of industries to emphasize at a given time, and then which individual securities to buy. The manager uses top-down analysis to determine which industries may benefit from current and future changes in the economy.

In choosing individual securities, the manager uses bottom-up research to find securities that appear comparatively undervalued. The manager looks at the financial condition of the issuers as well as the collateralization and other features of the securities themselves. The fund typically invests in a broad range of industries.

The fund may use certain higher-risk investments, including derivatives (investments whose value is based on indexes, securities or currencies) and restricted or illiquid securities. In addition, the fund may invest up to 20% of its assets in U.S. and foreign common stocks of companies of any size.

In abnormal circumstances, the fund may temporarily invest extensively in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

--------------------------------------------------------------------------------
[Graphic]

PAST PERFORMANCE


The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. The average annual total returns for Class C have been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results. Disclosure of Class A total returns has replaced prior Class B disclosure because as of December 31, 2003, Class A shares had 10 years of operating history and larger net assets.


Class A, total returns

2004 return as of 3-31-04: 3.33%

Best quarter: Q2 '03, 14.14%
Worst quarter: Q3 '98, -17.88%

After-tax returns
After-tax returns are shown for Class A shares only and would be different for the other classes. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Index (reflects no fees or taxes)
Merrill Lynch High Yield Master II Index, an unmanaged index consisting of U.S.-dollar-denominated public corporate issues with par amounts greater than $100 million that are rated below investment grade.

[The following data was represented as a bar chart in the printed material.]

-----------------------------------------------------------------------------------------------
Class A calendar year total returns (without sales charges)
-----------------------------------------------------------------------------------------------
 1994      1995      1996      1997       1998      1999      2000     2001     2002      2003
-5.35%    15.52%    15.96%    17.76%    -11.20%    10.91%    -7.40%    0.78%    0.44%    39.91%

-----------------------------------------------------------------------------------------------
Average annual total returns (including sales charge) for periods ending 12-31-03
-----------------------------------------------------------------------------------------------
                                                       1 year     5 year    10 year     Life of
                                                                                        Class C
Class A before tax                                     33.47%      6.80%      6.29%          --
Class A after tax on distributions                     29.29%      2.26%      1.90%          --
Class A after tax on distributions, with sale          21.37%      2.82%      2.48%          --
Class B before tax                                     33.90%      6.73%      6.15%          --

Class C before tax (began 5-1-98)                      37.90%      6.98%         --       2.37%

-----------------------------------------------------------------------------------------------
Merrill Lynch High Yield Master II Index               28.15%      5.02%      7.05%       4.32%

[Graphic]

MAIN RISKS

The major factors in the fund's performance are interest rate and credit risk. When interest rates rise, bond prices generally fall. Generally, an increase in the fund's average maturity will make it more sensitive to interest rate risk.

Credit risk depends largely on the perceived financial health of bond issuers. In general, high yield bonds (also known as "junk bonds") have higher credit risks. Junk bond prices can fall on bad news about the economy, an industry or a company. Share price, yield and total return may fluctuate more than with less aggressive bond funds.

The fund could lose money if any bonds it owns are downgraded in credit rating or go into default. If certain industries or investments do not perform as the fund expects, it could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, those risks could increase volatility or reduce performance:

o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability.
o If interest rate movements cause the fund's callable securities to be paid off substantially earlier or later than expected, the fund's share price or yield could be hurt.
o Stock investments may go down in value due to stock market movements or negative company or industry events.
o Stocks of small- and medium-capitalization companies can be more volatile than those of larger companies.
o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.
o Certain derivatives could produce disproportionate losses.

--------------------------------------------------------------------------------
[Graphic]

YOUR EXPENSES

Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

--------------------------------------------------------------------------------
Shareholder transaction expenses(1)        Class A       Class B       Class C
--------------------------------------------------------------------------------

Maximum front-end sales charge (load)
on purchases as a % of purchase price      4.50%         none          none


Maximum deferred sales charge (load)
as a % of purchase or sale price,
whichever is less                          none(2)       5.00%         1.00%

--------------------------------------------------------------------------------
Annual operating expenses                  Class A       Class B       Class C
--------------------------------------------------------------------------------
Management fee                             0.52%         0.52%         0.52%
Distribution and service (12b-1) fees      0.25%         1.00%         1.00%
Other expenses                             0.27%         0.27%         0.27%
Total fund operating expenses              1.04%         1.79%         1.79%

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                               Year 1     Year 3     Year 5     Year 10
--------------------------------------------------------------------------------
Class A                                  $551       $766       $998      $1,664
Class B with redemption                  $682       $863     $1,170      $1,908
Class B without redemption               $182       $563       $970      $1,908

Class C with redemption                  $282       $563       $970      $2,105
Class C without redemption               $182       $563       $970      $2,105



(1)  A $4.00 fee will be charged for wire redemptions.
(2) Except for investments of $1 million or more; see "How sales charges are calculated."

-------------------------------------------
PORTFOLIO MANAGER

Authur N. Calavritinos, CFA
Joined fund team in 1995

See page 25 for the management biographies.

FUND CODES

Class A        Ticker              JHHBX
               CUSIP               41014P839
               Newspaper           HiYldA
               SEC number          811-3006
               JH fund number      57

Class B        Ticker              TSHYX
               CUSIP               41014P821
               Newspaper           HiYldB
               SEC number          811-3006
               JH fund number      157

Class C        Ticker              JHYCX
               CUSIP               41014P813
               Newspaper           HiYldC
               SEC number          811-3006
               JH fund number      557

Investment Grade Bond Fund

[Graphic]

GOAL AND STRATEGY

The fund seeks a high level of current income consistent with preservation of capital and maintenance of liquidity. In pursuing this goal, the fund normally invests at least 80% of its assets in investment-grade bonds (securities rated from AAA to BBB). These may include, but are not limited to, corporate bonds and debentures as well as U.S. government and agency securities. Although the fund may invest in bonds of any maturity, it maintains a dollar-weighted average maturity of between three and ten years.

In managing the fund's portfolio, the managers concentrate on sector allocation, industry allocation and securities selection: deciding which types of bonds and industries to emphasize at a given time, and then which individual bonds to buy. When making sector and industry allocations, the managers try to anticipate shifts in the business cycle, using top-down analysis to determine which sectors and industries may benefit over the next 12 months.

In choosing individual securities, the managers use bottom-up research to find securities that appear comparatively undervalued. The managers look at bonds of many different issuers, potentially including U.S.-dollar-denominated securities of foreign governments and corporations.

The fund may invest in mortgage-related securities and certain other derivatives (investments whose value is based on indexes or other securities). The fund's investments in U.S. government and agency securities may or may not be supported by the full faith and credit of the United States.

In abnormal circumstances, the fund may temporarily invest extensively in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund has traded securities actively in the past, and may continue to do so, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

--------------------------------------------------------------------------------
[Graphic]

PAST PERFORMANCE


The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. The average annual total returns for Class C have been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.


Class A, total returns

2004 return as of 3-31-04: 2.27%

Best quarter: Q3 '01, 5.07%
Worst quarter: Q1 '96, -1.35%

After-tax returns
After-tax returns are shown for Class A shares only and would be different for the other classes. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Index (reflects no fees or taxes)
Lehman Brothers Aggregate Bond Index, an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

[The following data was represented as a bar chart in the printed material.]

----------------------------------------------------------------------------------------
Class A calendar year total returns (without sales charges)
----------------------------------------------------------------------------------------
1994      1995     1996    1997     1998      1999      2000     2001     2002     2003
1.07%    10.27%    3.32%   8.79%    8.58%    -1.06%    11.02%    7.23%    9.61%    4.62%

----------------------------------------------------------------------------------------
Average annual total returns (including sales charge) for periods ending 12-31-03
----------------------------------------------------------------------------------------
                                                 1 year    5 year    10 year     Life of
                                                                                 Class C
Class A before tax                               -0.11%     5.22%      5.78%          --
Class A after tax on distributions               -1.64%     2.99%      3.37%          --
Class A after tax on distributions, with sale    -0.09%     3.03%      3.38%          --
Class B before tax                               -1.16%     5.09%      5.67%          --

Class C before tax (began 4-1-99)                 2.84%        --         --       5.99%

----------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index              4.10%     6.62%      6.95%       7.13%

[Graphic]

MAIN RISKS

The major factors in this fund's performance are interest rates and credit risk. When interest rates rise, bond prices generally fall. Generally, an increase in the fund's average maturity will make it more sensitive to interest rate risk.

The fund could lose money if any bonds it owns are downgraded in credit rating or go into default. If certain sectors or investments do not perform as the fund expects, it could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, those risks could increase volatility or reduce performance:

o If interest rate movements cause the fund's mortgage-related and callable securities to be paid off substantially earlier or later than expected, the fund's share price or yield could be hurt.
o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.
o Certain derivatives could produce disproportionate losses.
o Foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad.

Any U.S. government guarantees on portfolio securities do not apply to these securities' market value or current yield, or to fund shares.

No assurance can be given that the U.S. government will provide financial support in the future to U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States.

--------------------------------------------------------------------------------

[Graphic}

YOUR EXPENSES

Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

--------------------------------------------------------------------------------
Shareholder transaction expenses(1)             Class A     Class B      Class C
--------------------------------------------------------------------------------

Maximum front-end sales charge (load)
on purchases as a % of purchase price           4.50%        none         none


Maximum deferred sales charge (load)
as a % of purchase or sale price,
whichever is less                               none(2)       5.00%        1.00%

--------------------------------------------------------------------------------
Annual operating expenses                       Class A     Class B      Class C
--------------------------------------------------------------------------------
Management fee                                    0.40%       0.40%        0.40%
Distribution and service (12b-1) fees             0.25%       1.00%        1.00%
Other expenses                                    0.38%       0.38%        0.38%
Total fund operating expenses                     1.03%       1.78%        1.78%

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                          Year 1      Year 3      Year 5       Year 10
--------------------------------------------------------------------------------
Class A                             $550        $763        $993        $1,653
Class B with redemption             $681        $860      $1,164        $1,897
Class B without redemption          $181        $560        $964        $1,897

Class C with redemption             $281        $560        $964        $2,095
Class C without redemption          $181        $560        $964        $2,095


(1)  A $4.00 fee will be charged for wire redemptions.
(2) Except for investments of $1 million or more; see "How sales charges are calculated."

------------------------------------------
PORTFOLIO MANAGERS

Barry H. Evans, CFA
Joined fund team in 1995

Howard C. Greene, CFA
Joined fund team in 2003

Jeffrey N. Given, CFA
Joined fund team in 1998

See page 25 for the management biographies

FUND CODES

Class A     Ticker                TAUSX
            CUSIP                 41014P102
            Newspaper             InvGrBdA
            SEC number            811-3006
            JH fund number        55

Class B     Ticker                TSUSX
            CUSIP                 41014P201
            Newspaper             InvGrBdB
            SEC number            811-3006
            JH fund number        155

Class C     Ticker                TCUSX
            CUSIP                 41014P789
            Newspaper             --
            SEC number            811-3006
            JH fund number        555

Strategic Income Fund

[Graphic]

GOAL AND STRATEGY

The fund seeks a high level of current income. In pursuing this goal, the fund invests primarily in the following types of securities:

o foreign government and corporate debt securities from developed and emerging markets
o U.S. government and agency securities
o U.S. high yield bonds

The fund may also invest in preferred stock and other types of debt securities.

Although the fund invests in securities rated as low as CC/Ca and their unrated equivalents, it generally intends to keep its average credit quality in the investment-grade range (AAA to BBB). There is no limit on the fund's average maturity.

In managing the portfolio, the managers allocate assets among the three major sectors based on analysis of economic factors such as projected international interest rate movements, industry cycles and political trends. However, the managers may invest up to 100% of assets in any one sector.

Within each sector, the managers look for securities that are appropriate for the overall portfolio in terms of yield, credit quality, structure and industry distribution. In selecting securities, relative yields and risk/reward ratios are the primary considerations.

The fund may use certain higher-risk investments, including derivatives (investments whose value is based on indexes, securities or currencies) and restricted or illiquid securities. In addition, the fund may invest up to 10% of net assets in U.S. or foreign stocks.

In abnormal circumstances, the fund may temporarily invest extensively in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

--------------------------------------------------------------------------------

[Graphic]

PAST PERFORMANCE


The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with broad-based market indexes for reference). This information may help provide an indication of the fund's risks. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. The average annual total returns for Class C have been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.


Class A, total returns

2004 return as of 3-31-04: 1.38%

Best quarter: Q2 '03, 7.11%
Worst quarter: Q1 '94, -2.50%

After-tax returns
After-tax returns are shown for Class A shares only and would be different for the other classes. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Indexes (reflect no fees or taxes)
Index 1: Merrill Lynch High Yield Master II Index, an unmanaged index consisting of U.S.-dollar-denominated public corporate issues with par amounts greater than $100 million that are rated below investment-grade.
Index 2: Merrill Lynch AAA U.S. Treasury/Agency Master Index, an unmanaged index of fixed-rate U.S. Treasury and agency securities.
Index 3: Citigroup World Government Bond Index, an unmanaged index consisting of approximately 650 securities issued by 18 governments in various countries.

[The following data was represented as a bar chart in the printed material.]

-------------------------------------------------------------------------------------------
Class A calendar year total returns (without sales charges)
-------------------------------------------------------------------------------------------
 1994      1995      1996      1997     1998     1999     2000     2001     2002      2003
-3.02%    18.73%    11.62%    12.67%    5.41%    3.35%    1.14%    4.90%    7.30%    16.88%

-------------------------------------------------------------------------------------------
Average annual total returns (including sales charge) for periods ending 12-31-03
-------------------------------------------------------------------------------------------
                                                 1 year     5 year    10 year       Life of
                                                                                    Class C
Class A before tax                               11.56%     5.59%     7.20%            --
Class A after tax on distributions                8.42%     2.43%     3.77%            --
Class A after tax on distributions, with sale     7.41%     2.74%     3.92%            --
Class B before tax                               11.07%     5.54%     7.10%            --

Class C before tax (began 5-1-98)                15.07%     5.83%        --         5.29%

-----------------------------------------------------------------------------------------
Index 1                                          28.15%     5.02%     7.05%         4.32%
Index 2                                           2.36%     6.22%     6.71%         6.84%
Index 3                                          14.91%     5.75%     6.79%         7.22%

[Graphic]

MAIN RISKS

The fund's risk profile depends on its sector allocation. In general, investors should expect fluctuations in share price, yield and total return that are above average for bond funds.

When interest rates rise, bond prices generally fall. Generally, an increase in the fund's average maturity will make it more sensitive to interest rate risk.

A fall in worldwide demand for U.S. government securities could also lower the prices of these securities.

The fund could lose money if any bonds it owns are downgraded in credit rating or go into default. In general, high yield bonds (also known as "junk bonds") have higher credit risks, and their prices can fall on bad news about the economy, an industry or a company. If certain allocation strategies or certain industries or investments do not perform as the fund expects, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, those risks could increase volatility or reduce performance:

o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability. These risks are greater in emerging markets.
o If interest rate movements cause the fund's callable securities to be paid off substantially earlier or later than expected, the fund's share price or yield could be hurt.
o Stock investments may go down in value due to stock market movements or negative company or industry events.
o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.
o   Certain derivatives could produce disproportionate losses.

--------------------------------------------------------------------------------
[Graphic]

YOUR EXPENSES

Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

--------------------------------------------------------------------------------
Shareholder transaction expenses(1)               Class A    Class B     Class C
--------------------------------------------------------------------------------

Maximum front-end sales charge (load) on
purchases as a % of purchase price                4.50%      none        none


Maximum deferred sales charge (load)
as a % of purchase or sale price,
whichever is less                                 none(2)    5.00%       1.00%

--------------------------------------------------------------------------------
Annual operating expenses                         Class A    Class B     Class C
--------------------------------------------------------------------------------
Management fee                                      0.37%      0.37%       0.37%
Distribution and service (12b-1) fees               0.30%      1.00%       1.00%
Other expenses                                      0.28%      0.28%       0.28%
Total fund operating expenses                       0.95%      1.65%       1.65%

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                               Year 1     Year 3     Year 5     Year 10
--------------------------------------------------------------------------------
Class A                                  $543       $739       $952      $1,564
Class B with redemption                  $668       $820     $1,097      $1,768
Class B without redemption               $168       $520       $897      $1,768

Class C with redemption                  $268       $520       $897      $1,955
Class C without redemption               $168       $520       $897      $1,955


(1) A $4.00 fee will be charged for wire redemptions.
(2) Except for investments of $1 million or more; see "How sales charges are calculated."

PORTFOLIO MANAGERS

Frederick L. Cavanaugh, Jr.
Joined fund team in 1986

Daniel S. Janis, III
Joined fund team in 1999

See page 25 for the management biographies.

FUND CODES

Class A      Ticker             JHFIX
             CUSIP              410227102
             Newspaper          StrIncA
             SEC number         811-4651
             JH fund number     91

Class B      Ticker             STIBX
             CUSIP              410227300
             Newspaper          StrIncB
             SEC number         811-4651
             JH fund number     191

Class C      Ticker             JSTCX
             CUSIP              410227888
             Newspaper          StrIncC
             SEC number         811-4651
             JH fund number     591

Your account

--------------------------------------------------------------------------------
CHOOSING A SHARE CLASS

Each share class has its own cost structure, including a Rule 12b-1 plan that allows it to pay fees for the sale, distribution and service of its shares. Your financial representative can help you decide which share class is best for you.

--------------------------------------------------------------------------------
Class A
--------------------------------------------------------------------------------
o A front-end sales charge, as described at right.

o Distribution and service (12b-1) fees of 0.25% (0.30% for Bond, High Income and Strategic Income).

--------------------------------------------------------------------------------
Class B
--------------------------------------------------------------------------------
o No front-end sales charge; all your money goes to work for you right away.

o Distribution and service (12b-1) fees of 1.00%.

o A deferred sales charge, as described on following page.

o Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

--------------------------------------------------------------------------------
Class C
--------------------------------------------------------------------------------

o No front-end sales charge; all your money goes to work for you right away.


o Distribution and service (12b-1) fees of 1.00%.

o A 1.00% contingent deferred sales charge on shares sold within one year of purchase.

o No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

Investors purchasing $1 million or more of Class B or Class C shares may want to consider the lower operating expenses of Class A shares.

For actual past expenses of each share class, see the fund-by-fund information earlier in this prospectus.

Because 12b-1 fees are paid on an ongoing basis, they may cost shareholders more than other types of sales charges.

Your broker/dealer receives a percentage of these sales charges and fees. In addition, John Hancock Funds may pay significant compensation out of its own resources to your broker/dealer.

Your broker/dealer or agent may charge you a fee to effect transactions in fund shares.

--------------------------------------------------------------------------------
HOW SALES CHARGES ARE CALCULATED

Class A Sales charges are as follows:

--------------------------------------------------------------------------------
Class A sales charges
--------------------------------------------------------------------------------
                                              As a % of             As a % of
Your investment                          offering price       your investment
Up to $99,999                                     4.50%                 4.71%
$100,000 - $249,999                               3.75%                 3.90%
$250,000 - $499,999                               2.75%                 2.83%
$500,000 - $999,999                               2.00%                 2.04%
$1,000,000 and over                           See below

Effective March 1, 2004, you may qualify for a reduced Class A sales charge if you own or are purchasing Class A, Class B, Class C, Class I or Class R shares of John Hancock mutual funds. To receive the reduced sales charge, you must tell your broker or financial adviser at the time you purchase a fund's Class A shares about any other John Hancock mutual funds held by you, your spouse or your Immediate Family. This includes investments held in a retirement account, an employee benefit plan or at a broker or financial adviser other than the one handling your current purchase. John Hancock will credit the combined value, at the current offering price, of all eligible accounts to determine whether you qualify for a reduced sales charge on your current purchase. For more information about these reduced sales charges, you may visit the funds' Web site at www.jhfunds.com, consult your broker or financial adviser, or refer to the section entitled "Initial Sales Charge on Class A Shares" in the funds' Statement of Additional Information. You may request a Statement of Additional Information from your broker or financial adviser, access the funds' Web site at www.jhfunds.com, or call 1-800-225-5291.

Investments of $1 million or more Class A shares are available with no front-end sales charge. There is a contingent deferred sales charge (CDSC) on any Class A shares upon which a commission or finder's fee was paid that are sold within one year of purchase, as follows:

--------------------------------------------------------------------------------
Class A deferred charges on $1 million + investments
--------------------------------------------------------------------------------

                                                                  CDSC on shares
Your investment                                                       being sold
First $1 M - $4,999,999                                                    1.00%
Next $1 - $5M above that                                                   0.50%
Next $1 or more above that                                                 0.25%

For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month.

The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.


16 YOUR ACCOUNT

Class B and Class C Shares are offered at their net asset value per share, without any initial sales charge.

A CDSC may be charged if a commission has been paid and you sell Class B or Class C shares within a certain time after you bought them, as described in the tables below. There is no CDSC on shares acquired through reinvestment of dividends. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. The CDSCs are as follows:


--------------------------------------------------------------------------------
Class B deferred charges
--------------------------------------------------------------------------------
                                                                         CDSC on
Years after                                                          fund shares
purchase                                                              being sold
1st year                                                                   5.00%
2nd year                                                                   4.00%
3rd year                                                                   3.00%
4th year                                                                   3.00%
5th year                                                                   2.00%
6th year                                                                   1.00%
After 6th year                                                              none

--------------------------------------------------------------------------------
Class C deferred charges
--------------------------------------------------------------------------------
Years after purchase                                                        CDSC
1st year                                                                   1.00%
After 1st year                                                             none

For purposes of these CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month.


To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these to meet your request, we will sell those shares that have the lowest CDSC.


--------------------------------------------------------------------------------
SALES CHARGE REDUCTIONS AND WAIVERS

Reducing your Class A sales charges There are several ways you can combine multiple purchases of Class A shares of John Hancock funds to take advantage of the breakpoints in the sales charge schedule. The first three ways can be combined in any manner.

o Accumulation Privilege -- lets you add the value of any class of shares of any John Hancock funds you already own to the amount of your next Class A investment for the purpose of calculating the sales charge. However, Class A shares of money market funds will not qualify unless you have already paid a sales charge on those shares.
o Letter of Intention -- lets you purchase Class A shares of a fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. You can use a Letter of Intention to qualify for reduced sales charges if you plan to invest at least $100,000 in a fund's Class A shares during the next 13 months. The calculation of this amount would include Accumulations and Combinations as well as your current holdings of all classes of John Hancock funds, which includes any reinvestment of dividends and capital gains distributions. However, Class A shares of money market funds will be excluded unless you have already paid a sales charge. When you sign this letter, the funds agree to charge you the reduced sales charges listed above. Completing a Letter of Intention does not obligate you to purchase additional shares. However, if you do not buy enough shares to qualify for the lower sales charges by the earlier of the end of the 13-month period or when you sell your shares, your sales charges will be recalculated to reflect your actual purchase level. Also available for retirement plan investors is a 48-month Letter of Intention, described in the SAI.
o Combination Privilege -- lets you combine shares of all funds for purposes of calculating the Class A sales charge.

To utilize any reduction you must: Complete the appropriate section of your application, or contact your financial representative or Signature Services. Consult the SAI for additional details (see the back cover of this prospectus).

Group Investment Program A group may be treated as a single purchaser under the accumulation and combination privileges. Each investor has an individual account, but the group's investments are lumped together for sales charge purposes, making the investors potentially eligible for reduced sales charges. There is no charge, no obligation to invest (although initial investments must total at least $250), and individual investors may close their accounts at any time.

To utilize this program you must: Contact your financial representative or Signature Services to find out how to qualify. Consult the SAI for additional details (see the back cover of this prospectus).


                                                                 YOUR ACCOUNT 17

CDSC waivers As long as Signature Services is notified at the time you sell, the CDSC for each share class will generally be waived in the following cases:

o to make payments through certain systematic withdrawal plans
o to make certain distributions from a retirement plan
o because of shareholder death or disability

To utilize this waiver you must: Contact your financial representative or Signature Services. Consult the SAI for additional details (see the back cover of this prospectus).

Reinstatement privilege If you sell shares of a John Hancock fund, you may reinvest some or all of the proceeds in the same share class of any John Hancock fund within 120 days without a sales charge, as long as Signature Services is notified before you reinvest. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

To utilize this privilege you must: Contact your financial representative or Signature Services.

Waivers for certain investors Class A shares may be offered without front-end sales charges or CDSCs to various individuals and institutions, including:

o selling brokers and their employees and sales representatives
o financial representatives utilizing fund shares in fee-based investment products under signed agreement with John Hancock Funds
o fund trustees and other individuals who are affiliated with these or other John Hancock funds
o individuals transferring assets from an employee benefit plan into a John Hancock fund
o participants in certain retirement plans with at least 100 eligible employees (one-year CDSC applies)

o participants in certain 529 Plans that have a signed agreement with John Hancock funds (one-year CDSC may apply)


To utilize a waiver you must: Contact your financial representative or Signature Services. Consult the SAI for additional details (see the back cover of this prospectus).

--------------------------------------------------------------------------------
OPENING AN ACCOUNT

1 Read this prospectus carefully.

2 Determine how much you want to invest. The minimum initial investments for the John Hancock funds are as follows:
  o non-retirement account: $1,000
  o retirement account: $250
  o group investments: $250
  o Monthly Automatic Accumulation Plan (MAAP): $25 to open; you must invest at least $25 a month


3 Complete the appropriate parts of the account application, carefully following the instructions. You must submit the following additional documentation when opening a corporate account: new account application, corporate business/organization resolution certified within the past 12 months or a John Hancock Funds business/organization certification form. You must submit the following additional documentation when opening a trust account: new account application and a copy of the trust document certified within the past 12 months or a John Hancock Funds trust certification form. You must notify your financial representative or Signature Services if this information changes. For more details, please contact your financial representative or call Signature Services at 1-800-225-5291.

4 Complete the appropriate parts of the account privileges application. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.

5 Make your initial investment using the table on the next page. You and your financial representative can initiate any purchase, exchange or sale of shares.


18 YOUR ACCOUNT

------------------------------------------------------------------------------------------------------------------------------------
Buying shares
------------------------------------------------------------------------------------------------------------------------------------
               Opening an account                                               Adding to an account
By check

[Graphic]      o Make out a check for the investment amount,                    o Make out a check for the investment amount
                 payable to "John Hancock Signature Services,                     payable to "John Hancock Signature Services,
                 Inc."                                                            Inc."

               o Deliver the check and your completed application               o Fill out the detachable investment slip from an
                 to your financial representative, or mail them                   account statement. If no slip is available,
                 to Signature Services (address below).                           include a note specifying the fund name, your
                                                                                  share class, your account number and the name(s)
                                                                                  in which the account is registered.

                                                                                o Deliver the check and your investment slip or
                                                                                  note to your financial representative, or mail
                                                                                  them to Signature Services (address below).

By exchange

[Graphic]      o Call your financial representative or Signature                o Log on to www.jhfunds.com to process exchanges
                 Services to request an exchange                                   between funds.

                                                                                o Call EASI-Line for automated service 24 hours a
                                                                                  day using your touch-tone phone at
                                                                                  1-800-338-8080.

                                                                                o Call your financial representative or Signature
                                                                                  Services to request an exchange.

By wire

[Graphic]      o Deliver your completed application to your                     o Instruct your bank to wire the amount of your
                 financial representative, or mail it to                          investment to:
                 Signature Services.                                                First Signature Bank & Trust
                                                                                    Account # 900000260
               o Obtain your account number by calling your                         Routing # 211475000
                 financial representative or Signature Services.
                                                                                Specify the fund name, your share class, your
               o Instruct your bank to wire the amount of your                  account number and the name(s) in which the
                 investment to:                                                 account is registered. Your bank may charge a fee
                   First Signature Bank & Trust                                 to wire funds.
                   Account # 900000260
                   Routing # 211475000

               Specify the fund name, your choice of share class, the new account number and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

By Internet

[graphic]      See "By exchange" and "By wire."                                 o Verify that your bank or credit union is a
                                                                                  member of the Automated Clearing House (ACH)
                                                                                  system.

                                                                                o Complete the "Bank Information" section on your
                                                                                  account application.

                                                                                o Log on to www.jhfunds.com to initiate purchases
                                                                                  using your authorized bank account.

By phone

[graphic]      See "By exchange" and "By wire."                                 o Verify that your bank or credit union is a
                                                                                  member of the Automated Clearing House (ACH)
                                                                                  system.

                                                                                o Complete the "Bank Information" section on your
                                                                                  account application.

                                                                                o Call EASI-Line for automated service 24 hours a
                                                                                  day using your touch-tone phone at
                                                                                  1-800-338-8080.


                                                                                o Call your financial representative or call
                                                                                  Signature Services between 8 A.M. and 7 P.M.
                                                                                  Eastern Time on most business days.


                                                                                  To open or add to an account using the Monthly
                                                                                  Automatic Accumulation Program, see "Additional
                                                                                  investor services."

----------------------------------------------------------------
Address:
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

Phone Number: 1-800-225-5291

Or contact your financial representative for instructions and assistance.


                                                                 YOUR ACCOUNT 19

------------------------------------------------------------------------------------------------------------------------------------
Selling shares
------------------------------------------------------------------------------------------------------------------------------------
                                                                                To sell some or all of your shares
By letter

[graphic]      o Accounts of any type.                                          o Write a letter of instruction or complete a
                                                                                  stock power indicating the fund name, your share
               o Sales of any amount.                                             class, your account number, the name(s) in which
                                                                                  the account is registered and the dollar value
                                                                                  or number of shares you wish to sell.

                                                                                o Include all signatures and any additional
                                                                                  documents that may be required (see next page).

                                                                                o Mail the materials to Signature Services.

                                                                                o A check will be mailed to the name(s) and
                                                                                  address in which the account is registered, or
                                                                                  otherwise according to your letter of
                                                                                  instruction.

By Internet

[graphic]      o Most accounts.                                                 o Log on to www.jhfunds.com to initiate
                                                                                  redemptions from your funds.
               o Sales of up to $100,000.

By phone

[graphic]      o Most accounts.                                                 o Call EASI-Line for automated service 24 hours a
                                                                                  day using your touch-tone phone at
               o Sales of up to $100,000.                                         1-800-338-8080.


                                                                                o Call your financial representative or call
                                                                                  Signature Services between 8 A.M. and 7 P.M.
                                                                                  Eastern Time on most business days.


By wire or electronic funds transfer (EFT)

[graphic]      o Requests by letter to sell any amount.                         o To verify that the Internet or telephone
                                                                                  redemption privilege is in place on an account,
               o Requests by Internet or phone to sell up to                      or to request the form to add it to an existing
                 $100,000.                                                        account, call Signature Services.

                                                                                o Amounts of $1,000 or more will be wired on the
                                                                                  next business day. A $4 fee will be deducted
                                                                                  from your account.

                                                                                o Amounts of less than $1,000 may be sent by EFT
                                                                                  or by check. Funds from EFT transactions are
                                                                                  generally available by the second business day.
                                                                                  Your bank may charge a fee for this service.

By exchange

[graphic]      o Accounts of any type.                                          o Obtain a current prospectus for the fund into
                                                                                  which you are exchanging by Internet or by
               o Sales of any amount.                                             calling your financial representative or
                                                                                  Signature Services.

                                                                                o Log on to www.jhfunds.com to process exchanges
                                                                                  between your funds.

                                                                                o Call EASI-Line for automated service 24 hours a
                                                                                  day using your touch-tone phone at
                                                                                  1-800-338-8080.

                                                                                o Call your financial representative or Signature
                                                                                  Services to request an exchange.

By check

[graphic]      o Government Income, Investment Grade Bond and                   o Request checkwriting on your account
                 Strategic Income only.                                           application.

               o Any account with checkwriting privileges.                      o Verify that the shares to be sold were purchased
                                                                                  more than 10 days earlier or were purchased by
               o Sales of over $100.                                              wire.

                                                                                o Write a check for any amount over $100.


20 YOUR ACCOUNT

Selling shares in writing In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, unless they were previously provided to Signature Services and are still accurate. These items are shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

o your address of record has changed within the past 30 days

o you are selling more than $100,000 worth of shares

o you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s)

You will need to obtain your signature guarantee from a member of the Signature Guarantee Medallion Program. Most brokers and securities dealers are members of this program. A notary public CANNOT provide a signature guarantee.

------------------------------------------------------------------------------------------------------------------------------------
Seller                                                               Requirements for written requests                     [graphic]
------------------------------------------------------------------------------------------------------------------------------------
Owners of individual, joint, or UGMA/UTMA accounts                   o Letter of instruction.
(custodial accounts for minors).
                                                                     o On the letter, the signatures of all persons authorized to sign for the account, exactly as the account is
                                                                       registered.

                                                                     o Signature guarantee if applicable (see above).


Owners of corporate, sole proprietorship, general partner or         o Letter of instruction.
association accounts.
                                                                     o Corporate business/organization resolution, certified
                                                                       within the past 12 months, or a John Hancock Funds
                                                                       business/organization certification form.

                                                                     o On the letter and the resolution, the signature of the
                                                                       person(s) authorized to sign for the account.

                                                                     o Signature guarantee if applicable (see above).


Owners or trustees of trust accounts.                                o Letter of instruction.

                                                                     o On the letter, the signature(s) of the trustee(s).

                                                                     o Copy of the trust document certified within the past 12
                                                                       months or a John Hancock Funds trust certification form.

                                                                     o Signature guarantee if applicable (see above).


Joint tenancy shareholders with rights of survivorship whose         o Letter of instruction signed by surviving tenant.
co-tenants are deceased.
                                                                     o Copy of death certificate.

                                                                     o Signature guarantee if applicable (see above).


Executors of shareholder estates.                                    o Letter of instruction signed by executor.

                                                                     o Copy of order appointing executor, certified within the
                                                                       past 12 months.

                                                                     o Signature guarantee if applicable (see above).


Administrators, conservators, guardians and other sellers or         o Call 1-800-225-5291 for instructions.
account types not listed above.



--------------------------------------------------------------
Address:
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

Phone Number: 1-800-225-5291                                         To sell shares through a systematic withdrawal plan, see
                                                                     "Additional investor services."
Or contract your financial representative for instructions and assistance.


                                                                 YOUR ACCOUNT 21

--------------------------------------------------------------------------------
TRANSACTION POLICIES

Valuation of shares The net asset value (NAV) per share for each fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4 p.m. Eastern Time). The funds use market prices in valuing portfolio securities, but may use fair-value estimates if reliable market prices are unavailable. The funds may also value securities at fair value if the value of these securities has been materially affected by events occurring after the close of a foreign market. The funds may trade foreign bonds or other portfolio securities on U.S. holidays and weekends, even though the funds' shares will not be priced on those days. This may change a fund's NAV on days when you cannot buy or sell shares.

Buy and sell prices When you buy shares, you pay the NAV plus any applicable sales charges, as described earlier. When you sell shares, you receive the NAV minus any applicable deferred sales charges.

Execution of requests Each fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after Signature Services receives your request in good order.

At times of peak activity, it may be difficult to place requests by phone. During these times, consider using EASI-Line, accessing www.jhfunds.com or sending your request in writing.

In unusual circumstances, any fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

Telephone transactions For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone redemption transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Exchanges You may exchange shares of one John Hancock fund for shares of the same class of any other, generally without paying any additional sales charges. The registration for both accounts involved must be identical.


Class B and Class C shares will continue to age from the original date and will retain the same CDSC rate. A CDSC rate that has increased will drop again with a future exchange into a fund with a lower rate.


The fund does not permit market timing or other excessive trading practices which may disrupt portfolio management strategies and increase fund expenses. To protect the interests of other investors in the fund, a fund may cancel the exchange privileges (or reject any exchange or purchase orders) of any parties who, in the opinion of the fund, are engaging in market timing. For these purposes, a fund may consider an investor's trading history in that fund or other John Hancock funds, and accounts under common ownership or control. A fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders.

Account information John Hancock Funds is required by law to obtain information for verifying an account holder's identity. For example, an individual will be required to supply name, address, date of birth and social security number. If you do not provide the required information, we may not be able to open your account. If verification is unsuccessful, John Hancock Funds may close your account, redeem your shares at the next NAV minus any applicable sales charges and take any other steps that it deems reasonable.

Certificated shares The funds no longer issue share certificates. Shares are electronically recorded. Any existing certificated shares can only be sold by returning the certificated shares to Signature Services, along with a letter of instruction or a stock power and a signature guarantee.

Sales in advance of purchase payments When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to ten business days after the purchase.

--------------------------------------------------------------------------------
DIVIDENDS AND ACCOUNT POLICIES

Account statements In general, you will receive account statements as follows:

o after every transaction (except a dividend reinvestment) that affects your account balance
o after any changes of name or address of the registered owner(s)
o in all other circumstances, every quarter

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by January 31.

Dividends The funds generally declare dividends daily and pay them monthly. Capital gains, if any, are distributed annually, typically after the end of a fund's fiscal year. Most of these funds' dividends are income dividends. Your dividends begin accruing the day after the fund receives payment and continue through the day your shares are actually sold.

Dividend reinvestments Most investors have their dividends reinvested in additional shares of the same fund and class. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested on the dividend record date. Alternatively, you can choose to have a check for your dividends and capital gains in the amount of more than $10 mailed to you. However, if the check is not deliverable or the combined dividend and capital gains amount is $10 or less, your proceeds will be reinvested. If five or more of your dividend or capital gains checks remain uncashed after 180 days, all subsequent dividends and capital gains will be reinvested.


22 YOUR ACCOUNT

Taxability of dividends Dividends you receive from a fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from a fund's short-term capital gains are taxable as ordinary income. Dividends from a fund's long-term capital gains are taxable at a lower rate. Whether gains are short-term or long-term depends on the fund's holding period. Some dividends paid in January may be taxable as if they had been paid the previous December.

The Form 1099 that is mailed to you every January details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

Taxability of transactions Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

Small accounts (non-retirement only) If you draw down a non-retirement account so that its total value is less than $1,000, you may be asked to purchase more shares within 30 days. If you do not take action, your fund may close out your account and mail you the proceeds. Alternatively, your account may charge you

$20 a year to maintain your account. You will not be charged a CDSC if your account is closed for this reason. Your account will not be closed or charged this fee if its drop in value is due to fund performance or the effects of sales charges. If your account balance is $100 or less and no action is taken, the account will be liquidated.


--------------------------------------------------------------------------------
ADDITIONAL INVESTOR SERVICES

Monthly Automatic Accumulation Program (MAAP) MAAP lets you set up regular investments from your paycheck or bank account to the John Hancock fund(s) of your choice. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish:

o Complete the appropriate parts of your account application.

o If you are using MAAP to open an account, make out a check ($25 minimum) for your first investment amount payable to "John Hancock Signature Services, Inc." Deliver your check and application to your financial representative or Signature Services.

Systematic withdrawal plan This plan may be used for routine bill payments or periodic withdrawals from your account. To establish:

o Make sure you have at least $5,000 worth of shares in your account.

o Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you, because of sales charges).

o Specify the payee(s). The payee may be yourself or any other party, and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule.

o Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.

o Fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or Signature Services.

Retirement plans John Hancock Funds offers a range of retirement plans, including traditional, Roth and Coverdell ESAs, SIMPLE plans and SEPs. Using these plans, you can invest in any John Hancock fund (except tax-free income funds) with a low minimum investment of $250 or, for some group plans, no minimum investment at all. To find out more, call Signature Services at 1-800-225-5291.


Fund securities The funds' portfolio securities disclosure policy can be found in the Statement of Additional Information and on the funds' Web site at www.jhfunds.com. The funds' Web site also lists fund holdings.



                                                                 YOUR ACCOUNT 23

Fund details

--------------------------------------------------------------------------------
BUSINESS STRUCTURE

The diagram below shows the basic business structure used by the John Hancock income funds. Each fund's board of trustees oversees the fund's business activities and retains the services of the various firms that carry out the fund's operations.

The trustees of the Government Income, High Income, High Yield and Investment Grade Bond funds have the power to change these funds' respective investment goals without shareholder approval.

The trustees of Bond, Government Income, High Income, High Yield and Investment Grade Bond Funds have the power to change the focus of each fund's 80% investment policy without shareholder approval. A fund will provide shareholders with written notice at least 60 days prior to a change in its 80% investment policy.

Management fees The management fees paid to the investment adviser by the John Hancock income funds last fiscal year are as follows:

--------------------------------------------------------------------------------
Fund                                                          % of net assets
--------------------------------------------------------------------------------
Bond                                                                 0.50%
Government Income                                                    0.50%*
High Income                                                          0.23%*
High Yield                                                           0.52%
Investment Grade Bond                                                0.40%
Strategic Income                                                     0.37%

*After expense reimbursement.

[REPRESENTATION OF GRAPHIC]

                                                        --------------------
                                                            Shareholders
                                                        --------------------

                                        ----------------------------------------------------
                                                    Financial services firms and
              [Graphic]                                 their representatives
          Distribution and
        shareholder services                   Advise current and prospective share-
                                              holders on their fund investments, often
                                            in the context of an overall financial plan.
                                        ----------------------------------------------------

              ---------------------------------------------------      ----------------------------------------------------------
                             Principal distributor                                            Transfer agent

                            John Hancock Funds, LLC                               John Hancock Signature Services, Inc.

                    Markets the funds and distributes shares                Handles shareholder services, including record-
                  through selling brokers, financial planners              keeping and statements, distribution of dividends
                      and other financial representatives.                       and processing of buy and sell requests.
              ---------------------------------------------------      ----------------------------------------------------------

                          ---------------------------------------      --------------------------------------------
                                     Investment adviser                                  Custodian

                                 John Hancock Advisers, LLC                         The Bank of New York                  [Graphic]
                                   101 Huntington Avenue                              One Wall Street                       Asset
                                   Boston, MA 02199-7603                             New York, NY 10286                   management

                              Manages the funds' business and               Holds the funds' assets, settles all
                                   investment activities.                  portfolio trades and collects most of
                                                                              the valuation data required for
                                                                                 calculating the funds' NAV.
                          ---------------------------------------      --------------------------------------------

                                               --------------------------------------
                                                              Trustees
                                                   Oversee the funds' activities.
                                               --------------------------------------


24 FUND DETAILS

--------------------------------------------------------------------------------
MANAGEMENT BIOGRAPHIES

Below is an alphabetical list of the portfolio managers for the John Hancock income funds. It is a brief summary of their business careers over the past five years.

Arthur N. Calavritinos, CFA
-------------------------------------------
Vice president
Joined John Hancock Advisers in 1988
Began business career in 1986

Frederick L. Cavanaugh, Jr.
-------------------------------------------
Senior vice president
Joined John Hancock Advisers in 1986
Began business career in 1975

Barry H. Evans, CFA
-------------------------------------------
Senior vice president
Joined John Hancock Advisers in 1986
Began business career in 1986

Jeffrey N. Given, CFA
-------------------------------------------
Joined John Hancock Advisers in 1993
Began business career in 1993

Howard C. Greene, CFA
-------------------------------------------
Senior vice president
Joined John Hancock Advisers in 2002
Vice president at Sun Life Financial
  Services Company of Canada (1987-2002)
Began business career in 1979

Daniel S. Janis, III
-------------------------------------------
Vice president
Joined John Hancock Advisers in 1999
Began business career in 1984

Benjamin A. Matthews
-------------------------------------------
Vice president
Joined John Hancock Advisers in 1995
Began business career in 1970


                                                                 FUND DETAILS 25

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

These tables detail the performance of each fund's share classes, including total return information showing how much an investment in the fund has increased or decreased each year.

Bond Fund
Figures for the year ended 5-31-03 were audited by PricewaterhouseCoopers LLP.

CLASS A SHARES  PERIOD ENDED:                                5-31-99(1)     5-31-00(1)     5-31-01(1)     5-31-02(1,2)      5-31-03
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $15.25         $14.76         $13.93         $14.69            $14.71
Net investment income(3)                                        0.97           0.96           0.92           0.82              0.72
Net realized and unrealized gain (loss) on investments         (0.49)         (0.83)          0.76           0.06              1.02
Total from investment operations                                0.48           0.13           1.68           0.88              1.74
Less distributions
From net investment income                                     (0.97)         (0.96)         (0.92)         (0.86)            (0.76)
Net asset value, end of period                                $14.76         $13.93         $14.69         $14.71            $15.69
Total return(4) (%)                                             3.11           0.97          12.38           6.10             12.26
------------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                       $1,279         $1,098         $1,140         $1,144            $1,192
Ratio of expenses to average net assets (%)                     1.07           1.11           1.12           1.11              1.12
Ratio of net investment income to average net assets (%)        6.35           6.69           6.38           5.51              4.84
Portfolio turnover (%)                                           228            162            235            189               273

CLASS B SHARES  PERIOD ENDED:                                5-31-99(1)     5-31-00(1)     5-31-01(1)     5-31-02(1,2)      5-31-03
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $15.25         $14.76         $13.93         $14.69            $14.71
Net investment income(3)                                        0.86           0.86           0.83           0.72              0.62
Net realized and unrealized gain (loss) on investments         (0.49)         (0.83)          0.76           0.06              1.02
Total from investment operations                                0.37           0.03           1.59           0.78              1.64
Less distributions
From net investment income                                     (0.86)         (0.86)         (0.83)         (0.76)            (0.66)
Net asset value, end of period                                $14.76         $13.93         $14.69         $14.71            $15.69
Total return(4) (%)                                             2.39           0.27          11.64           5.37             11.48
------------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                         $239           $197           $218           $236              $233
Ratio of expenses to average net assets (%)                     1.77           1.81           1.78           1.81              1.82
Ratio of net investment income to average net assets (%)        5.65           6.00           5.71           4.81              4.15
Portfolio turnover (%)                                           228            162            235            189               273

CLASS C SHARES  PERIOD ENDED:                                5-31-99(1,5)   5-31-00(1)     5-31-01(1)     5-31-02(1,2)      5-31-03
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $15.61         $14.76         $13.93         $14.69            $14.71
Net investment income(3)                                        0.55           0.85           0.82           0.72              0.62
Net realized and unrealized gain (loss) on investments         (0.85)         (0.83)          0.76           0.06              1.02
Total from investment operations                               (0.30)          0.02           1.58           0.78              1.64
Less distributions
From net investment income                                     (0.55)         (0.85)         (0.82)         (0.76)            (0.66)
Net asset value, end of period                                $14.76         $13.93         $14.69         $14.71            $15.69
Total return(4) (%)                                             1.95(6)        0.28          11.60           5.36             11.48
------------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                          $21            $24            $26            $44               $45
Ratio of expenses to average net assets (%)                     1.77(7)        1.80           1.82           1.81              1.82
Ratio of net investment income to average net assets (%)        5.65(7)        6.01           5.66           4.81              4.15
Portfolio turnover (%)                                           228            162            235            189               273

(1) Audited by previous auditor.
(2) As required, effective June 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, relating to the amortization of premiums and accretion of discounts on debt securities. The effect of this change on per share amounts for the year ended May 31, 2002, was to decrease net investment income per share by $0.04, increase net realized and unrealized gains per share by $0.04 and, had the Fund not made these changes to amortization and accretion, the annualized ratio of net investment income to average net assets would have been 5.81%, 5.11% and 5.09% for Class A, Class B and Class C shares, respectively. Per share ratios and supplemental data for periods prior to June 1, 2001, have not been restated to reflect this change in presentation.
(3) Based on the average of the shares outstanding.
(4) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(5) Class C shares began operations on 10-1-98.
(6) Not annualized.
(7) Annualized.

26 FUND DETAILS

Government Income Fund
Figures audited by Deloitte & Touche LLP.

CLASS A SHARES  PERIOD ENDED:                                          5-31-99(1)   5-31-00(1)   5-31-01(1)    5-31-02(1,2)  5-31-03
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                     $9.25        $9.02         $8.58        $9.06        $9.21
Net investment income(3)                                                  0.57         0.55          0.55         0.47         0.36
Net realized and unrealized gain (loss) on investments                   (0.23)       (0.44)         0.48         0.19         0.65
Total from investment operations                                          0.34         0.11          1.03         0.66         1.01
Less distributions
From net investment income                                               (0.57)       (0.55)        (0.55)       (0.51)       (0.40)
Net asset value, end of period                                           $9.02        $8.58         $9.06        $9.21        $9.82
Total return(4,5) (%)                                                     3.64         1.38         12.26         7.37        11.12
------------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                   $585         $505          $521         $532         $565
Ratio of expenses to average net assets (%)                               1.05         1.05          1.02         1.04         1.04
Ratio of adjusted expenses to average net assets(6) (%)                   1.10         1.18          1.15         1.17         1.17
Ratio of net investment income to average net assets (%)                  6.08         6.31          6.13         5.04         3.76
Portfolio turnover (%)                                                     161(7)       106            68          110          400

CLASS B SHARES  PERIOD ENDED:                                          5-31-99(1)   5-31-00(1)   5-31-01(1)    5-31-02(1,2)  5-31-03
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                     $9.25         $9.02        $8.58         $9.06       $9.21
Net investment income(3)                                                  0.50          0.49         0.48          0.40        0.28
Net realized and unrealized gain (loss) on investments                   (0.23)        (0.44)        0.48          0.19        0.65
Total from investment operations                                          0.27          0.05         0.96          0.59        0.93
Less distributions
From net investment income                                               (0.50)        (0.49)       (0.48)        (0.44)      (0.32)
Net asset value, end of period                                           $9.02         $8.58        $9.06         $9.21       $9.82
Total return(4,5) (%)                                                     2.92          0.64        11.44          6.57       10.30
------------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                   $197         $113           $93          $86         $128
Ratio of expenses to average net assets (%)                               1.74         1.78          1.75         1.79         1.79
Ratio of adjusted expenses to average net assets(6) (%)                   1.79         1.91          1.88         1.92         1.92
Ratio of net investment income to average net assets(6) (%)               5.39         5.58          5.41         4.29         2.97
Portfolio turnover (%)                                                     161(7)       106            68          110          400

CLASS C SHARES  PERIOD ENDED:                                          5-31-99(1,8) 5-31-00(1)    5-31-01(1)   5-31-02(1,2)  5-31-03
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                     $9.15        $9.02         $8.58        $9.06        $9.21
Net investment income(3)                                                  0.07         0.49          0.48         0.40         0.27
Net realized and unrealized gain (loss) on investments                   (0.13)       (0.44)         0.48         0.19         0.66
Total from investment operations                                         (0.06)        0.05          0.96         0.59         0.93
Less distributions
From net investment income                                               (0.07)       (0.49)        (0.48)       (0.44)       (0.32)
Net asset value, end of period                                           $9.02        $8.58         $9.06        $9.21        $9.82
Total return(4,5) (%)                                                    (0.65)(9)     0.61         11.42         6.57        10.30
------------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                     --(10)       --(10)        $2           $7          $26
Ratio of expenses to average net assets (%)                               1.80(11)     1.80          1.77         1.79         1.79
Ratio of adjusted expenses to average net assets(6) (%)                   1.85(11)     1.93          1.90         1.92         1.92
Ratio of net investment income to average net assets (%)                  5.33(11)     5.56          5.30         4.29         2.86
Portfolio turnover (%)                                                     161(7)       106            68          110          400

(1) Audited by previous auditor.
(2) As required, effective June 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, relating to the amortization of premiums and accretion of discounts on debt securities. The effect of this change on per share amounts for the year ended May 31, 2002, was to decrease net investment income per share by $0.04, increase net realized and unrealized gains per share by $0.04, and, had the Fund not made these changes to amortization, the ratio of net investment income to average net assets would have been 5.49%, 4.74% and 4.74% for Class A, Class B and Class C shares, respectively. Per share ratios and supplemental data for periods prior to June 1, 2001, have not been restated to reflect this change in presentation.
(3) Based on the average of the shares outstanding.
(4) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(5) Total returns would have been lower had certain expenses not been reduced during the periods shown.
(6) Does not take into consideration expense reductions during the periods shown.
(7) Excludes merger activity.
(8) Class C shares began operations on 4-1-99.
(9) Not annualized.
(10)Less than $500,000.
(11)Annualized.

--------------------------------------------------------------------------------

The following returns are not audited and are not part of the audited financial highlights presented above:

Without the expense reductions, returns for the period ended May 31, 1999, and the years ended May 31, 2000, 2001, 2002 and 2003 would have been 3.59%, 1.25%,
12.13%, 7.24% and 10.99% for Class A, 2.87%, 0.51 %, 11.31 %, 6.44% and 10.17%
for Class B and (0.66%), 0.48%, 11.29%, 6.44% and 10.17% for Class C,
respectively.


                                                                 FUND DETAILS 27

High Income Fund
Figures audited by PricewaterhouseCoopers LLP.

CLASS A SHARES  PERIOD ENDED:                                                  5-31-01(1)         5-31-02               5-31-03
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                            $10.00              $9.94                 $9.62
Net investment income(2)                                                          0.15               0.81                  0.69
Net realized and unrealized gain (loss) on investments                           (0.07)             (0.27)                 0.28
Total from investment operations                                                  0.08               0.54                  0.97
Less distributions
From net investment income                                                       (0.14)             (0.86)                (0.75)
Net asset value, end of period                                                   $9.94              $9.62                 $9.84
Total return(3,4) (%)                                                             0.89(5)            5.63                 10.88
------------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                            $10                $12                   $16
Ratio of expenses to average net assets (%)                                       1.25(6)            1.24                  1.31
Ratio of adjusted expenses to average net assets(7) (%)                           2.42(6)            2.77                  1.73
Ratio of net investment income to average net assets (%)                          5.93(6)            8.24                  7.36
Portfolio turnover (%)                                                              13                113                    97

CLASS B SHARES  PERIOD ENDED:                                                  5-31-01(1)         5-31-02               5-31-03
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                            $10.00              $9.94                 $9.62
Net investment income(2)                                                          0.13               0.75                  0.61
Net realized and unrealized gain (loss) investments                              (0.06)             (0.27)                 0.30
Total from investment operations                                                  0.07               0.48                  0.91
Less distributions
From net investment income                                                       (0.13)             (0.80)                (0.69)
Net asset value, end of period                                                   $9.94              $9.62                 $9.84
Total return(3,4) (%)                                                             0.71(5)            4.99                 10.11
------------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                             --(8)              $3                   $10
Ratio of expenses to average net assets (%)                                       1.95(6)            1.90                  2.01
Ratio of adjusted expenses to average net assets(7) (%)                           3.12(6)            3.43                  2.43
Ratio of net investment income to average net assets (%)                          5.22(6)            7.58                  6.53
Portfolio turnover (%)                                                              13                113                    97

CLASS C SHARES  PERIOD ENDED:                                                  5-31-01(1)         5-31-02               5-31-03
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                            $10.00              $9.94                 $9.62
Net investment income(2)                                                            0.13               0.75                  0.61
Net realized and unrealized gain (loss) on investments                           (0.06)             (0.27)                 0.30
Total from investment operations                                                  0.07               0.48                  0.91
Less distributions
From net investment income                                                       (0.13)             (0.80)                (0.69)
Net asset value, end of period                                                   $9.94              $9.62                 $9.84
Total return(3,4) (%)                                                             0.71(5)            4.99                 10.11
------------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                             --(8)              $2                    $3
Ratio of expenses to average net assets (%)                                       1.95(6)            1.90                  2.01
Ratio of adjusted expenses to average net assets(7) (%)                           3.12(6)            3.43                  2.43
Ratio of net investment income to average net assets (%)                          5.22(6)            7.58                  6.55
Portfolio turnover (%)                                                              13                113                    97

(1) Class A, Class B and Class C shares began operations on 3-1-01.
(2) Based on the average of the shares outstanding.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) Total returns would have been lower had certain expenses not been reduced during the periods shown.
(5) Not annualized.
(6) Annualized.
(7) Does not take into consideration expense reductions during the periods shown.
(8) Less than $500,000.

--------------------------------------------------------------------------------
The following returns are not audited and are not part of the audited financial highlights presented above:

Without the expense reductions, returns for the period ended May 31, 2001 and the years ended May 31, 2002 and 2003, would have been 0.60%, 4.10% and 10.46% for Class A, 0.42%, 3.46% and 9.69% for Class B, 0.42%, 3.46% and 9.69% for
Class C, respectively.


28 FUND DETAILS

High Yield Fund
Figures audited by Deloitte & Touche LLP.

CLASS A SHARES  PERIOD ENDED:                               5-31-99(1)     5-31-00(1)      5-31-01(1)     5-31-02(1,2)    5-31-03
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $8.26          $6.57           $5.87          $5.11           $4.72
Net investment income(3)                                       0.75           0.72            0.65           0.47            0.45
Net realized and unrealized gain (loss) on investments        (1.59)         (0.70)          (0.76)         (0.32)          (0.01)
Total from investment operations                              (0.84)          0.02           (0.11)          0.15            0.44
Less distributions
From net investment income                                    (0.75)         (0.72)          (0.65)         (0.54)          (0.47)
From net realized gain                                        (0.10)            --              --             --              --
                                                              (0.85)         (0.72)          (0.65)         (0.54)          (0.47)
Net asset value, end of period                                $6.57          $5.87           $5.11          $4.72           $4.69
Total return4 (%)                                             (9.85)          0.15           (1.82)          3.59           11.05
------------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                        $285           $238            $228           $254            $297
Ratio of expenses to average net assets (%)                    0.98           0.99            0.99           1.02            1.04
Ratio of net investment income to average net assets (%)      10.94          11.36           10.87           9.85           10.54
Portfolio turnover (%)                                           56             49              57             69              49

CLASS B SHARES  PERIOD ENDED:                               5-31-99(1)     5-31-00(1)      5-31-01(1)     5-31-02(1,2)    5-31-03
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $8.26          $6.57           $5.87          $5.11           $4.72
Net investment income(3)                                       0.70           0.67            0.61           0.43            0.42
Net realized and unrealized gain (loss) on investments        (1.59)         (0.70)          (0.76)         (0.32)          (0.01)
Total from investment operations                              (0.89)         (0.03)          (0.15)          0.11            0.41
Less distributions
From net investment income                                    (0.70)         (0.67)          (0.61)         (0.50)          (0.44)
From net realized gain                                        (0.10)            --              --             --              --
                                                              (0.80)         (0.67)          (0.61)         (0.50)          (0.44)
Net asset value, end of period                                $6.57          $5.87           $5.11          $4.72           $4.69
Total return(4) (%)                                          (10.54)         (0.61)          (2.51)          2.81           10.23
------------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                        $835           $691            $571           $515            $512
Ratio of expenses to average net assets (%)                    1.73           1.74            1.68           1.77            1.79
Ratio of net investment income to average net assets (%)      10.20          10.61           10.87           9.10            9.92
Portfolio turnover (%)                                           56             49              57             69              49

CLASS C SHARES  PERIOD ENDED:                               5-31-99(1)     5-31-00(1)      5-31-01(1)    5-31-02(1,2)     5-31-03
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $8.26          $6.57           $5.87          $5.11           $4.72
Net investment income(3)                                       0.70           0.67            0.61           0.43            0.41
Net realized and unrealized loss on investments               (1.59)         (0.70)          (0.76)         (0.32)           --(5)
Total from investment operations                              (0.89)         (0.03)          (0.15)          0.11            0.41
Less distributions
From net investment income                                    (0.70)         (0.67)          (0.61)         (0.50)          (0.44)
From net realized gain                                        (0.10)            --              --             --              --
                                                              (0.80)         (0.67)          (0.61)         (0.50)          (0.44)
Net asset value, end of period                                $6.57          $5.87           $5.11          $4.72           $4.69
Total return(4) (%)                                          (10.54)         (0.61)          (2.57)          2.81           10.23
------------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                         $29            $27             $40            $61            $108
Ratio of expenses to average net assets (%)                    1.73           1.74            1.74           1.77            1.79
Ratio of net investment income to average net assets (%)      10.20          10.61           10.87           9.10            9.72
Portfolio turnover (%)                                           56             49              57             69              49

(1) Audited by previous auditor.
(2) As required, effective June 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, relating to the amortization of premiums and accretion of discounts on debt securities. The effect of this change on per share amounts for the year ended May 31, 2002, was to decrease net investment income per share by $0.01, decrease net realized and unrealized losses per share by $0.01 and, had the Fund not made these changes to amortization and accretion, the ratio of net investment income to average net assets would have been 10.16%, 9.41% and 9.41% for Class A, Class B and Class C shares, respectively. Per share ratios and supplemental data for periods prior to June 1, 2001, have not been restated to reflect this change in presentation.
(3) Based on the average of the shares outstanding.
(4) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(5) Less than $0.01 per share.


                                                                FUND DETAILS  29

Investment Grade Bond Fund
Figures audited by Deloitte & Touche LLP.

CLASS A SHARES  PERIOD ENDED:                               5-31-99(1)     5-31-00(1)      5-31-01(1)     5-31-02(1,2)      5-31-03
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $9.72           $9.55          $9.18          $9.64             $9.78
Net investment income(3)                                       0.59           0.57            0.60           0.48              0.43
Net realized and unrealized gain (loss) on investments        (0.17)         (0.37)           0.46           0.19              0.75
Total from investment operations                               0.42           0.20            1.06           0.67              1.18
Less distributions
From net investment income                                    (0.59)         (0.57)          (0.60)         (0.53)            (0.49)
Net asset value, end of period                                $9.55          $9.18           $9.64          $9.78            $10.47
Total return(4) (%)                                            4.33           2.22           11.83           6.97             12.35
------------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                        $169           $138            $145           $159              $176
Ratio of expenses to average net assets (%)                    1.03           1.07            1.05           1.02              1.03
Ratio of net investment income to average net assets (%)       6.03           6.08            6.30           4.93              4.30
Portfolio turnover (%)                                          267            300             328            573               693

CLASS B SHARES  PERIOD ENDED:                               5-31-99(1)     5-31-00(1)      5-31-01(1)     5-31-02(1,2)      5-31-03
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $9.72          $9.55           $9.18          $9.64             $9.78
Net investment income(3)                                       0.52           0.50            0.53           0.41              0.36
Net realized and unrealized gain (loss) on investments        (0.17)         (0.37)           0.46           0.19              0.74
Total from investment operations                               0.35           0.13            0.99           0.60              1.10
Less distributions
From net investment income                                    (0.52)         (0.50)          (0.53)         (0.46)            (0.41)
Net asset value, end of period                                $9.55          $9.18           $9.64          $9.78            $10.47
Total return(4) (%)                                            3.57           1.46           11.03           6.18             11.52
------------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                         $44            $27             $28            $35              $55
Ratio of expenses to average net assets (%)                    1.77           1.81            1.77           1.77             1.78
Ratio of net investment income to average net assets (%)       5.30           5.34            5.59           4.18             3.54
Portfolio turnover (%)                                          267            300             328            573              693

CLASS C SHARES  PERIOD ENDED:                               5-31-99(15)    5-31-00(1)      5-31-01(1)     5-31-02(1,2)      5-31-03
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $9.66         $9.55           $9.18          $9.64             $9.78
Net investment income(3)                                       0.07           0.50            0.53           0.40              0.35
Net realized and unrealized gain (loss) on investments         (0.11)        (0.37)           0.46           0.19              0.75
Total from investment operations                               (0.04)         0.13            0.99           0.59              1.10
Less distributions
From net investment income                                     (0.07)        (0.50)          (0.53)         (0.45)            (0.41)
Net asset value, end of period                                 $9.55         $9.18           $9.64          $9.78            $10.47
Total return(4) (%)                                            (0.38)(6)      1.44           11.00           6.17             11.52
------------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                          --(7)          --(7)           $2             $7               $12
Ratio of expenses to average net assets (%)                    1.77(8)        1.82            1.80           1.77              1.78
Ratio of net investment income to average net assets (%)       5.30(8)        5.33            5.42           4.18              3.48
Portfolio turnover (%)                                          267            300             328            573               693

(1)  Audited by previous auditor.
(2) As required, effective June 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, relating to the amortization of premiums and accretion of discounts on debt securities. The effect of this change on per share amounts for the year ended May 31, 2002, was to decrease net investment income per share by $0.05, increase net realized and unrealized gains per share by $0.05 and, had the Fund not made these changes to amortization and accretion, the ratio of net investment income to average net assets would have been 5.42%, 4.67% and 4.67% for Class A, Class B and Class C shares, respectively. Per share ratios and supplemental data for periods prior to June 1, 2001, have not been restated to reflect this change in presentation.
(3) Based on the average of the shares outstanding.
(4) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(5) Class C shares began operations on 4-1-99.
(6) Not annualized.
(7) Less than $500,000.
(8) Annualized.


30 FUND DETAILS

Strategic Income Fund
Figures audited by PricewaterhouseCoopers LLP.

CLASS A SHARES  PERIOD ENDED:                               5-31-99        5-31-00          5-31-01       5-31-02(1)        5-31-03
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $7.84          $7.46           $6.97          $6.61             $6.49
Net investment income(2)                                       0.59           0.59            0.57           0.46              0.38
Net realized and unrealized gain (loss) on investments        (0.38)         (0.49)          (0.36)         (0.07)             0.65
Total from investment operations                               0.21           0.10            0.21           0.39              1.03
Less distributions
From net investment income                                    (0.59)         (0.59)          (0.56)         (0.46)            (0.44)
From capital paid in                                             --             --           (0.01)         (0.05)               --
                                                              (0.59)         (0.59)          (0.57)         (0.51)            (0.44)
Net asset value, end of period                                $7.46          $6.97           $6.61          $6.49             $7.08
Total return(3) (%)                                            2.77           1.37            3.15           6.22             16.50
------------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                        $541           $511            $512           $508              $595
Ratio of expenses to average net assets (%)                    0.89           0.91            0.93           0.93              0.95
Ratio of net investment income to average net assets (%)       7.71           8.09            8.40           7.06              5.82
Portfolio turnover (%)                                           55(4)          36(4)           48             69                71

CLASS B SHARES  PERIOD ENDED:                               5-31-99        5-31-00          5-31-01       5-31-02(1)        5-31-03
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $7.84          $7.46           $6.97          $6.61             $6.49
Net investment income(2)                                       0.53           0.54            0.52           0.42              0.34
Net realized and unrealized gain (loss) on investments        (0.38)         (0.49)          (0.35)         (0.08)             0.64
Total from investment operations                               0.15           0.05            0.17           0.34              0.98
Less distributions
From net investment income                                    (0.53)         (0.54)          (0.52)         (0.42)            (0.39)
From capital paid in                                             --             --           (0.01)         (0.04)               --
                                                              (0.53)         (0.54)          (0.53)         (0.46)            (0.39)
Net asset value, end of period                                $7.46          $6.97           $6.61          $6.49             $7.08
Total return(3) (%)                                            2.06           0.65            2.44           5.49             15.69
------------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                        $619           $564            $555           $556              $613
Ratio of expenses to average net assets (%)                    1.59           1.61            1.63           1.63              1.65
Ratio of net investment income to average net assets (%)       7.01           7.39            7.69           6.36              5.13
Portfolio turnover (%)                                           55(4)          36(4)           48             69                71

CLASS C SHARES  PERIOD ENDED:                               5-31-99        5-31-00          5-31-01       5-31-02(1)        5-31-03
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $7.84          $7.46           $6.97          $6.61             $6.49
Net investment income(2)                                       0.53           0.53            0.52           0.42              0.33
Net realized and unrealized gain (loss) on investments        (0.38)         (0.49)          (0.35)         (0.08)             0.65
Total from investment operations                               0.15           0.04            0.17           0.34              0.98
Less distributions
From net investment income                                    (0.53)         (0.53)          (0.52)         (0.42)            (0.39)
From capital paid in                                             --             --           (0.01)         (0.04)               --
                                                              (0.53)         (0.53)          (0.53)         (0.46)            (0.39)
Net asset value, end of period                                $7.46          $6.97           $6.61          $6.49             $7.08
Total return(3) (%)                                            2.04           0.65            2.43           5.49             15.69
------------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                         $22            $36             $69           $121              $256
Ratio of expenses to average net assets (%)                    1.59           1.61            1.63           1.64              1.65
Ratio of net investment income to average net assets (%)       7.01           7.39            7.65           6.35              4.99
Portfolio turnover (%)                                           55(4)          36(4)           48             69                71

(1) As required, effective June 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, relating to the amortization of premiums and accretion of discounts on debt securities. The effect of this change on per share amounts for the year ended May 31, 2002, was to decrease net investment income per share by $0.03, decrease net realized and unrealized losses per share by $0.03 and, had the Fund not made these changes to amortization and accretion, the annualized ratio of net investment income to average net assets would have been 7.59%, 6.89% and 6.88% for Class A, Class B and Class C shares, respectively. Per share ratios and supplemental data for periods prior to June 1, 2001, have not been restated to reflect this change in presentation.
(2) Based on the average of the shares outstanding.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) Excludes merger activity.


FUND DETAILS  31

For more information
------------------------------------------------------------------------------------------------------------------------------------
Two documents are available that offer                            To request a free copy of the current annual/semiannual report
further information on John Hancock                               or the SAI, please contact John Hancock:
income funds:
                                                                  By mail: John Hancock Signature Services, Inc.
Annual/Semiannual Report to Shareholders                          1 John Hancock Way, Suite 1000
Includes financial statements, a discussion                       Boston, MA 02217-1000
of the market conditions and investment
strategies that significantly affected                            By phone: 1-800-225-5291
performance, as well as the auditors' report
(in annual report only).                                          By EASI-Line: 1-800-338-8080

Statement of Additional Information (SAI)                         By TDD: 1-800-554-6713
The SAI contains more detailed information
on all aspects of the funds. The current                          On the Internet: www.jhfunds.com
annual report is included in the SAI.
A current SAI has been filed with the                             Or you may view or obtain these documents from the SEC:
Securities and Exchange Commission                                By mail: Public Reference Section
and is incorporated by reference into                             Securities and Exchange Commission
(is legally a part of) this prospectus.                           Washington, DC 20549-0102
                                                                  (duplicating fee required)

                                                                  In person: at the SEC's Public Reference Room in Washington, DC.
                                                                  For access to the Reference Room call 1-202-942-8090

                                                                  By electronic request: publicinfo@sec.gov
                                                                  (duplicating fee required)

                                                                  On the Internet: www.sec.gov



(C)2004 JOHN HANCOCK FUNDS, LLC      INCPN 7/04
------------------------------------------------------------------------------------------------------------------------------------

[John Hancock LOGO]

John Hancock Funds, LLC
MEMBER NASD
101 Huntington Avenue
Boston, MA
02199-7603

www.jhfunds.com


--------------------------------------
Now available: electronic delivery
www.jhancock.com/funds/edelivery
--------------------------------------

            JOHN HANCOCK
            Retirement Funds

--------------------------------------------------------------------------------
            Prospectus -- Class R shares                                3.1.2004
--------------------------------------------------------------------------------

                                                                     as revised
                                                                       7.15.2004


            Bond Fund

            Classic Value Fund

            Large Cap Select Fund

            Small Cap Equity fund

            Sovereign Investors Fund

            Strategic Income Fund

            U.S. Global Leaders Growth Fund


            [JOHN HANCOCK LOGO]
            JOHN HANCOCK FUNDS

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these funds or determined whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

Contents
--------------------------------------------------------------------------------

            JOHN HANCOCK RETIREMENT FUNDS -- CLASS R SHARES
            ------------------------------------------------------------------
            Bond Fund                                                        4
            Classic Value Fund                                               6
            Large Cap Select Fund                                            8
            Small Cap Equity Fund                                           10
            Sovereign Investors Fund                                        12
            Strategic Income Fund                                           14
            U.S. Global Leaders Fund                                        16

            YOUR ACCOUNT
            ------------------------------------------------------------------
            Who can buy Class R shares                                      18
            Class R shares cost structure                                   18
            Opening an account                                              18
            Information for plan participants                               18
            Buying shares                                                   19
            Selling shares                                                  20
            Transaction policies                                            22
            Dividends and account policies                                  23

           Additional investor services                                    23


            FUND DETAILS
            ------------------------------------------------------------------
            Business structure                                              24
            Management biographies                                          25
            Financial highlights                                            26

            FOR MORE INFORMATION                                    BACK COVER
            ------------------------------------------------------------------

Overview
--------------------------------------------------------------------------------

John Hancock Retirement Funds -- Class R shares

These funds offer clearly defined investment strategies, each focusing on a particular market segment and following a disciplined investment process. Blended together or selected individually, these funds are designed to meet the needs of investors seeking risk-managed investment strategies from seasoned professional portfolio managers.

Risks of mutual funds

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in these funds, be sure to read all risk disclosure carefully before investing.

The management firm


All John Hancock funds are managed by John Hancock Advisers, LLC. Founded in 1968, John Hancock Advisers is a wholly owned subsidiary of John Hancock Financial Services, Inc. (a subsidiary of Manulife Financial Corporation) and as of March 31, 2004 managed approximately $30 billion in assets.



--------------------------------------------------------------------------------

Fund information key

Concise fund-by-fund descriptions begin on the next page. Each description provides the following information:

[GRAPHIC]   Goal and strategy                            [GRAPHIC]    Main risks
            The fund's particular investment goals                    The major risk factors associated with
            and the strategies it intends to use in                   the fund.
            pursuing those goals.


[GRAPHIC]   Past performance                             [GRAPHIC]    Your expenses
            The fund's total return, measured                         The overall costs borne by an investor
            year-by-year and over time.                               in the fund, including sales charges and
                                                                      annual expenses.

Bond Fund

[GRAPHIC]  GOAL AND STRATEGY

The fund seeks to generate a high level of current income consistent with prudent investment risk. In pursuing this goal, the fund normally invests at least 80% of its assets in a diversified portfolio of bonds. These may include, but are not limited to, corporate bonds and debentures as well as U.S. government and agency securities. Most of these securities are investment grade, although the fund may invest up to 25% of assets in high yield bonds rated as low as CC/Ca and their unrated equivalents. There is no limit on the fund's average maturity.

In managing the fund's portfolio, the managers concentrate on sector allocation, industry allocation and securities selection: deciding which types of bonds and industries to emphasize at a given time, and then which individual bonds to buy. When making sector and industry allocations, the managers try to anticipate shifts in the business cycle, using top-down analysis to determine which sectors and industries may benefit over the next 12 months.

In choosing individual securities, the managers use bottom-up research to find securities that appear comparatively undervalued. The managers look at bonds of all quality levels and maturities from many different issuers, potentially including U.S.-dollar-denominated securities of foreign governments and corporations.


The fund intends to keep its exposure to interest rate movements generally in line with those of its peers. The fund may invest in mortgage-related securities and certain other derivatives (investments whose value is based on indexes, securities or currencies). The fund's investments in U.S. government and agency securities may or may not be supported by the full faith and credit of the United States.


Under normal circumstances, the fund may not invest more than 10% of assets in cash or cash equivalents.

In abnormal circumstances, the fund may temporarily invest extensively in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.


The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.


--------------------------------------------------------------------------------
[GRAPHIC] PAST PERFORMANCE
The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. Since Class R shares have existed for less than a full calendar year, the year-by-year and average annual figures are for Class B shares, which are offered in a separate prospectus. Annual returns should be substantially similar since all classes invest in the same portfolio. Class R shares have no sales charges and lower expenses than Class B shares. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.

Class B, total returns

2004 return as of 3-31-04: 2.29%

Best quarter: Q2 '95, 6.34%
Worst quarter: Q1 '94, -2.70%

After-tax returns
After-tax returns are shown for Class B shares. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. Since Class R shares are only offered to retirement plans, the after-tax returns shown may not be relevant to Class R shareholders.

Index (reflects no fees or taxes)
Lehman Brothers Government/Credit Bond Index, an unmanaged index of U.S. government, U.S. corporate and Yankee bonds.

-----------------------------------------------------------------------------------------
Class B calendar year total returns (without sales charges)
-----------------------------------------------------------------------------------------
 1994      1995     1996     1997     1998      1999     2000     2001     2002     2003
-3.72%    18.72%    3.32%    8.90%    6.75%    -2.04%    9.68%    6.37%    6.61%    6.87%

-----------------------------------------------------------------------------------------
Average annual total returns (including sales charges) for periods ending 12-31-03
-----------------------------------------------------------------------------------------
                                                         1 year       5 year      10 year
Class B before tax                                        1.87%        5.10%        6.13%
Class B after tax on distributions                        0.33%        2.98%        3.66%
Class B after tax on distributions, with sale             1.19%        3.00%        3.65%
-----------------------------------------------------------------------------------------
Lehman Brothers Government/Credit Bond Index              4.67%        6.66%        6.98%

[GRAPHIC]  MAIN RISKS
The major factors in this fund's performance are interest rates and credit risk. When interest rates rise, bond prices generally fall. Generally, an increase in the fund's average maturity will make it more sensitive to interest rate risk.

The fund could lose money if any bonds it owns are downgraded in credit rating or go into default. In general, high yield bonds (also known as "junk bonds") have higher credit risks. If certain sectors or investments do not perform as the fund expects, it could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, those risks could increase volatility or reduce performance:

o Junk bonds and foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad.

o If interest rate movements cause the fund's mortgage-related and callable securities to be paid off substantially earlier or later than expected, the fund's share price or yield could be hurt.

o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.

o Certain derivatives could produce disproportionate losses.

Any U.S. government guarantees on portfolio securities do not apply to these securities' market value or current yield, or to fund shares.

No assurance can be given that the U.S. government will provide financial support in the future to U.S. government agencies, authorities or instrumentalities not backed by the full faith and credit of the United States.

--------------------------------------------------------------------------------
[GRAPHIC]  YOUR EXPENSES
Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly. Because Class R is new, its expenses are based on Class B expenses, adjusted to reflect any changes.

--------------------------------------------------------------------------------
Annual operating expenses
--------------------------------------------------------------------------------
Management fee                                                            0.50%
Distribution and service (12b-1) fees                                     0.50%
Service plan fee                                                          0.25%
Other expenses                                                            0.32%
Total fund operating expenses                                             1.57%

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                                 Year 1    Year 3     Year 5    Year 10
--------------------------------------------------------------------------------
Class R                                    $160      $496       $855     $1,867

-------------------------------------------
PORTFOLIO MANAGERS

Barry H. Evans, CFA
Joined fund team in 2002

Howard C. Greene, CFA
Joined fund team in 2002

Benjamin A. Matthews
Joined fund team in 1995

See page 25 for the management biographies.

FUND CODES
Class R     Ticker            JHBRX
            CUSIP             410223507
            Newspaper         --
            SEC number        811-2402
            JH fund number    621
                                                                               5

Classic Value Fund

[GRAPHIC]  GOAL AND STRATEGY

The fund seeks long-term growth of capital. To pursue this goal, the fund normally invests at least 80% of its net assets in domestic equity securities. The fund is non-diversified and may invest more than 5% of assets in securities of individual companies.

In managing the portfolio, the subadviser seeks to identify companies that it believes are currently undervalued relative to the market, based on estimated future earnings and cash flow. These companies generally have market values at valuation ratios, such as price-to-book, below market average, as defined by the S&P 500 Index.


In choosing individual securities, the sub-adviser screens a dynamic universe of the 500 largest publicly traded U.S. companies. (As of March 31, 2004, this included companies with market values above approximately $4.5 billion.) Using fundamental research and a proprietary computer model, the subadviser ranks these companies from the cheapest to the most expensive on the basis of current share price to the subad-viser's estimate of normal long-term earnings power. The subadviser's management team intensively evaluates the cheapest companies to construct a portfolio of stocks that the subadviser believes generally have the following characteristics:

o cheap on the basis of current price to estimated normal level of earnings

o current earnings below normal levels

o a sound plan to restore earnings to normal

o a sustainable business advantage

Before investing, the subadviser considers the value of an entire business relative to its price. The subadviser views itself as a long-term business investor, rather than a stock buyer. This systematic process is intended to ensure that the fund's portfolio avoids the emotional inputs that can lead to over-valued securities.

The subadviser approaches sell decisions from the same disciplined framework. The subadviser generally sells a security when it reaches fair value, there are more attractive opportunities, or there is a change in company fundamentals.

Under normal market conditions, the fund is almost entirely invested in stocks. The fund may invest in securities of foreign issuers.

In abnormal market conditions, the fund may invest extensively in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

--------------------------------------------------------------------------------
[GRAPHIC]  PAST PERFORMANCE
The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with broad-based market indexes for reference). This information may help to provide an indication of the fund's risks. Year-by-year and average annual figures for the period prior to November 8, 2002, reflect the actual performance of the sole class of Pzena Focused Value Fund, the fund's predecessor. On November 8, 2002, the fund acquired all of the assets of Pzena Focused Value Fund pursuant to an agreement and plan of reorganization in exchange for Class A shares of the fund. The total expenses for the fund's Class A shares are estimated to be slightly higher than the predecessor fund's sole class of shares. Since Class R shares have existed for less than a full calendar year, no annual returns have been provided for Class R shares. Class R shares have no sales charge and higher expenses than Class A shares. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. All figures assume dividend reinvestment. The performance of Pzena Focused Value Fund reflects stocks selected from the 1,000 largest publicly traded U.S. companies, whereas the fund invests in stocks selected from the 500 largest such companies. Past performance before and after taxes does not indicate future results.

Class A, total returns

2004 return as of 3-31-04: 3.90%

Best quarter: Q2 '99, 30.73%
Worst quarter: Q3 '98, -21.97%

After-tax returns
After-tax returns are shown for Class A shares. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. Since Class R shares are only offered to retirement plans, the after-tax returns shown may not be relevant to Class R shareholders.

Indexes (reflect no fees or taxes)
Standard & Poor's 500 Index, an unmanaged index that includes 500 widely traded stocks.
Russell 1000 Value Index, an unmanaged index of stocks in the Russell 1000 Index (the 1,000 largest U.S. publicly traded companies) with low price-to-book ratios.

----------------------------------------------------------------------------------
Class A calendar year total returns (without sales charges)
----------------------------------------------------------------------------------
                  1997      1998     1999      2000      2001      2002      2003
                 24.57%    -5.67%    0.29%    35.88%    13.07%    -6.37%    36.25%

----------------------------------------------------------------------------------
Average annual total returns (including sales charges) for periods ending 12-31-03
----------------------------------------------------------------------------------
                                                                           Life of
                                                       1 year    5 year    Class A
Class A before tax (began 6-24-96)                     29.47%    13.31%     12.52%
Class A after tax on distributions                     28.97%    12.79%     11.56%
Class A after tax on distributions, with sale          19.22%    11.40%     10.49%
----------------------------------------------------------------------------------
Standard & Poor's 500 Index                            28.68%    -0.57%      8.65%
Russell 1000 Value Index                               30.03%     3.56%     10.47%

[GRAPHIC]  MAIN RISKS
The value of your investment will fluctuate in response to stock market movements.

The fund's management strategy has a significant influence on fund performance. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform investments that focus on small- or medium-capitalization stocks. The fund focuses on value stocks, which could underperform growth stocks.

To the extent that the fund invests in a given industry, its performance will be hurt if that industry performs poorly. In addition, if the subadviser's security selection strategies do not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

o If the fund invests heavily in a single issuer, its performance could suffer significantly from adverse events affecting that issuer.

o In a down market, higher-risk securities could become harder to value or to sell at a fair price.

o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability.

--------------------------------------------------------------------------------
[GRAPHIC]  YOUR EXPENSES
Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

--------------------------------------------------------------------------------
Annual operating expenses
--------------------------------------------------------------------------------
Management fee                                                             0.85%
Distribution and service (12b-1) fees                                      0.50%
Service plan fee                                                           0.25%
Other expenses                                                             0.31%
Total fund operating expenses(1)                                           1.91%

The hypothetical example below shows what your expenses would be after the expense reimbursement (through November 8, 2004) if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                                Year 1     Year 3     Year 5     Year 10
--------------------------------------------------------------------------------
Class R                                   $194       $600     $1,032     $2,233

(1) The adviser has agreed to limit the fund's expenses (excluding transfer agent and 12b-1 fees) to 0.85% of the fund's average daily net assets. The adviser has agreed not to terminate this limitation until at least November 8, 2004. This limitation has not been reflected in these expenses. Net operating expenses after taking into account this expense reduction would be 1.70%.

------------------------------------------
SUBADVISER
Pzena Investment Management, LLC

Team responsible for day-to-day investment management

Founded in 1995

Supervised by the adviser

FUND CODES
Class R     Ticker            JCVRX
            CUSIP             409902699
            Newspaper         --
            SEC number        811-1677
            JH fund number    638

Large Cap Select Fund

[GRAPHIC]  GOAL AND STRATEGY
The fund seeks long-term growth of capital. To pursue this goal, the fund normally invests at least 80% of its assets in equity securities of large-capitalization companies (companies with market capitalizations in excess of $5 billion). The fund invests primarily in U.S.-based companies whose growth, cash flow, earnings and dividend attributes are attractive and whose securities are reasonably priced and have the potential for capital appreciation, in the opinion of the management team.

In managing the portfolio, the management team looks for companies with strong balance sheets and sustainable earnings growth. In evaluating the prospects for a company's growth and earnings, the management team considers, among other things, the company's historical performance and growth strategy, the growth rate of the industries in which it operates and the markets into which it sells, the nature of its competitive environment, technological developments and trends in market share.

In attempting to determine reasonable price levels for a company's securities, the management team utilizes a variety of measurement methods, including discounted cash flow analysis of expected earnings streams and an evaluation of the company's price-to-earnings ratio.

Under normal market conditions, the fund invests substantially all of its assets in equity securities (common and preferred stocks and their equivalents).

In abnormal conditions, the fund may invest extensively in investment-grade short-term securities. In these and other cases, the fund may not achieve its goal.

--------------------------------------------------------------------------------
[GRAPHIC]  PAST PERFORMANCE
The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help to provide an indication of the fund's risks. Year-by-year and average annual figures for the period prior to August 22, 2003 reflect the actual performance of the sole class of M.S.B. Fund, Inc., the fund's predecessor. On August 22, 2003, the fund acquired all of the assets of M.S.B. Fund, Inc., pursuant to an agreement and plan of reorganization in exchange for Class A shares of the fund. The total expenses for the fund's Class A shares are estimated to be substantially the same as the predecessor fund's sole class of shares. Since Class R shares have existed for less than a full calendar year, no annual returns have been provided for Class R shares. Class R shares have no sales charge and higher expenses than Class A shares. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.

Class A, total returns

2004 return as of 3-31-04: 1.35%

Best quarter: Q4 '98, 22.56%
Worst quarter: Q3 '02, -12.82%

After-tax returns
After-tax returns are shown for Class A shares. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. Since Class R shares are only offered to retirement plans, the after-tax returns shown may not be relevant to Class R shareholders.

Index (reflects no fees or taxes)
Standard & Poor's 500 Index, an unmanaged index that includes 500 widely traded stocks.

-----------------------------------------------------------------------------------------------
Class A calendar year total returns (without sales charges)
-----------------------------------------------------------------------------------------------
 1994      1995      1996      1997      1998     1999     2000      2001       2002      2003
-1.68%    24.97%    21.18%    28.88%    31.45%    5.79%    5.68%    -3.73%    -15.08%    17.15%

-----------------------------------------------------------------------------------------------
Average annual total returns (including sales charge) for periods ending 12-31-03
-----------------------------------------------------------------------------------------------
                                                              1 year       5 year       10 year
Class A before tax                                            11.32%        0.34%         9.88%
Class A after tax on distributions                            11.24%       -0.69%         7.26%
Class A after tax on distributions, with sale                  7.46%       -0.01%         7.20%
-----------------------------------------------------------------------------------------------
Standard & Poor's 500 Index                                   28.68%       -0.57%        11.07%

[GRAPHIC]  MAIN RISKS
The value of your investment will fluctuate in response to stock market movements.

The fund's management strategy has a significant influence on fund performance. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform investments that focus on small-or medium-capitalization stocks.

To the extent that the fund invests in a given industry, its performance will be hurt if that industry performs poorly. In addition, if the management team's security selection strategies do not perform as expected, the fund could underperform its peers or lose money.

--------------------------------------------------------------------------------
[GRAPHIC]  YOUR EXPENSES
Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

--------------------------------------------------------------------------------
Annual operating expenses
--------------------------------------------------------------------------------
Management fee                                                             0.75%
Distribution and service (12b-1) fees                                      0.50%
Service plan fee                                                           0.25%
Other expenses                                                             1.27%
Total fund operating expenses                                              2.77%
Expense reimbursement (at least until 8-22-05)                             0.89%
Net fund operating expenses                                                1.88%

The hypothetical example below shows what your expenses would be after the expense reimbursement (through August 22, 2005) if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                               Year 1      Year 3     Year 5     Year 10
--------------------------------------------------------------------------------
Class R                                  $191        $777     $1,390      $3,046

-------------------------------------------
SUBADVISER

Shay Assets Management, Inc.

Founded in 1981

Supervised by the adviser

PORTFOLIO MANAGERS

John J. McCabe
Senior vice president of subadviser
Managed fund since 1991

Mark F. Trautman
Vice president of subadviser
Managed fund since 1993

See page 25 for the management biographies.

FUND CODES
Class R     Ticker            --
            CUSIP             409902673
            Newspaper         --
            SEC number        811-1677
            JH fund number    649

Small Cap Equity Fund

[GRAPHIC]  GOAL AND STRATEGY


The fund seeks capital appreciation. To pursue this goal, the fund normally invests at least 80% of its assets in equity securities of small-capitalization companies (companies in the capitalization range of the Russell 2000 Index, which was $15.8 million to $2.8 billion as of March 31, 2004). Equity securities include common and preferred stocks and their equivalents.


In managing the portfolio, the managers emphasize a bottom-up approach to individual stock selection. With the aid of proprietary financial models, the management team looks for U.S. and foreign companies that possess a combination of strong earning growth rates and reasonable valuations. These companies often exhibit financial strength by means of sound balance sheets and other financial statements.

The management team uses fundamental financial analysis of individual companies to identify those with substantial cash flows, reliable revenue streams and strong competitive positions. To a lesser extent, the team also utilizes technical analysis to assess short- and long-term market trends. The management team also looks for companies with strong senior management and coherent business strategies. They generally maintain personal contact with the senior management of the companies the fund invests in. The fund diversifies across industry sectors. The fund may not invest more than 5% of assets in any one security.

The fund may invest up to 15% of assets in a basket of foreign securities or in bonds of any maturity rated as low as CC/Ca and their unrated equivalents (bonds below BBB/Baa are considered junk bonds). The fund may make limited use of certain derivatives (investments whose value is based on securities, indexes or currencies) and may short-sell up to 15% of the fund's assets for non-speculative purposes to manage volatility.

Under normal conditions, the fund may not invest more than 10% of assets in cash or cash equivalents.

In abnormal circumstances, the fund may temporarily invest extensively in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.


The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.


--------------------------------------------------------------------------------
[GRAPHIC]  PAST PERFORMANCE
The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with broad-based market indexes for reference). This information may help provide an indication of the fund's risks. Since Class R shares have existed for less than a full calendar year, the year-by-year and average annual figures are for Class B shares, which are offered in a separate prospectus. Annual returns should be substantially similar since all classes invest in the same portfolio. Class R shares have no sales charges and lower expenses than Class B shares. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.

Class B, total returns

2004 return as of 3-31-04: 0.25%

Best quarter: Q4 '99, 47.52%
Worst quarter: Q3 '01, -33.81%

After-tax returns
After-tax returns are shown for Class B shares. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. Since Class R shares are only offered to retirement plans, the after-tax returns shown may not be relevant to Class R shareholders.

Indexes (reflect no fees or taxes)
Russell 2000 Index, an unmanaged index of 2,000 U.S. small-capitalization stocks.
Standard & Poor's 600 Index, an unmanaged index of 600 domestic stocks of small-sized companies.

---------------------------------------------------------------------------------------
Class B calendar year total returns (without sales charges)
---------------------------------------------------------------------------------------
 1995      1996      1997      1998      1999      2000      2001       2002      2003
19.11%    12.14%    24.41%    -2.77%    97.03%    -6.95%    10.20%    -44.67%    47.77%

---------------------------------------------------------------------------------------
Average annual total returns (including sales charges) for periods ending 12-31-03
---------------------------------------------------------------------------------------
                                                                                Life of
                                                        1 year      5 year      Class B
Class B before tax (began 1-3-94)                       42.77%      10.29%       11.24%
Class B after tax on distributions                      42.77%       9.05%        9.79%
Class B after tax on distributions, with sale           27.80%       8.31%        9.11%
---------------------------------------------------------------------------------------
Russell 2000 Index                                      47.25%       7.13%        9.57%
Standard & Poor's 600 Index                             38.79%       9.67%       11.58%

[GRAPHIC]  MAIN RISKS
The value of your investment will fluctuate in response to stock market movements.

The fund's management strategy has a significant influence on fund performance. Small-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform investments that focus on medium- or large-capitalization stocks. To the extent that the fund invests in a given industry, its performance will be hurt if that industry performs poorly. In addition, if the managers' security selection strategies do not perform as expected, the fund could underperform its peers or lose money.

Stocks of smaller companies are more volatile than stocks of larger companies. Many smaller companies have short track records, narrow product lines or niche markets, making them highly vulnerable to isolated business setbacks.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

o Certain derivatives, such as short sales, could produce disproportionate losses.

o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price; this risk could also affect small-capitalization stocks, especially those with low trading volumes.

o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability.

o Any bonds held by the fund could be downgraded in credit quality or go into default. In addition, bond prices generally fall when interest rates rise; this risk is greater for longer maturity bonds. Junk bond prices can fall on bad news about the issuer, an industry or the economy in general.

--------------------------------------------------------------------------------
[GRAPHIC]  YOUR EXPENSES
Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

--------------------------------------------------------------------------------
Annual operating expenses
--------------------------------------------------------------------------------
Management fee                                                             0.70%
Distribution and service (12b-1) fees                                      0.50%
Service plan fee                                                           0.25%
Other expenses                                                             0.21%
Total fund operating expenses                                              1.66%

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                            Year 1      Year 3      Year 5      Year 10
--------------------------------------------------------------------------------
Class R                               $169        $523        $902       $1,965

-------------------------------------------
PORTFOLIO MANAGERS

Henry E. Mehlman, CFA
Joined fund team in 2002

Alan E. Norton, CFA
Joined fund team in 2002

See page 25 for the management biographies.

FUND CODES
Class R     Ticker            SPVRX
            CUSIP             409905833
            Newspaper         --
            SEC number        811-3999
            JH fund number    637

[GRAPHIC]  Sovereign Investors Fund


GOAL AND STRATEGY
The fund seeks long-term growth of capital and income without assuming undue market risks. To pursue this goal, the fund normally invests at least 80% of its stock investments in a diversified portfolio of companies with market capitalizations within the range of the Standard & Poor's 500 Index. On March 31, 2004, that range was $921.4 million to $307.1 billion.


At least 65% of the fund's stock investments are "dividend performers" -- companies whose dividend payments have increased steadily for ten years. In managing the portfolio, the managers use fundamental finan-cial analysis to identify individual companies with high-quality income statements, substantial cash reserves and identifiable catalysts for growth, which may be new products or benefits from industrywide growth. The managers generally visit companies to evaluate the strength and consistency of their management strategy. Finally, the managers look for stocks that are reasonably priced relative to their earnings and industry.


The fund may not invest more than 5% of assets in any one security. The fund may invest in bonds of any maturity, with up to 5% of assets in junk bonds rated as low as C and their unrated equivalents.

The fund typically invests in U.S. companies but may invest in dollar-denominated foreign securities. It may also make limited use of certain derivatives (investments whose value is based on indexes).

Under normal conditions, the fund may not invest more than 10% of assets in cash or cash equivalents.

In abnormal market conditions, the fund may temporarily invest extensively in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

--------------------------------------------------------------------------------
[GRAPHIC]  PAST PERFORMANCE
The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. Since Class R shares have existed for less than a full calendar year, the year-by-year and average annual figures are for Class B shares, which are offered in a separate prospectus. Annual returns should be substantially similar since all classes invest in the same portfolio. Class R shares have no sales charges and lower expenses than Class B shares. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.

Class B, total returns

2004 return as of 3-31-04: 0.53%

Best quarter: Q4 '98, 15.37%
Worst quarter: Q3 '02, -13.99%

After-tax returns
After-tax returns are shown for Class B shares. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. Since Class R shares are only offered to retirement plans, the after-tax returns shown may not be relevant to Class R shareholders.

Index (reflects no fees or taxes)
Standard & Poor's 500 Index, an unmanaged index that includes 500 widely traded stocks.

-------------------------------------------------------------------------------------
Class B calendar year total returns (without sales charges)
-------------------------------------------------------------------------------------
 1995      1996      1997      1998     1999     2000      2001       2002      2003
28.16%    16.67%    28.14%    14.78%    5.20%    3.32%    -6.66%    -19.29%    18.75%

-------------------------------------------------------------------------------------
Average annual total returns (including sales charges) for periods ending 12-31-03
-------------------------------------------------------------------------------------
                                                                              Life of
                                                      1 year       5 year     Class B
Class B before tax (began 1-3-94)                      13.75%       -0.88%      7.84%
Class B after tax on distributions                     13.66%       -1.91%      6.39%
Class B after tax on distributions, with sale           8.93%       -1.08%      6.24%
-------------------------------------------------------------------------------------
Standard & Poor's 500 Index                            28.68%       -0.57%     11.10%

12

[GRAPHIC]  MAIN RISKS
The value of your investment will fluctuate in response to stock and bond market movements.


The fund's management strategy has a significant influence on fund performance. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. In addition, if the managers' securities selection strategies do not perform as expected, the fund could underperform its peers or lose money.


To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

o Certain derivatives could produce disproportionate losses.

o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.

o Foreign investments carry additional risks, including inadequate or inaccurate financial information and social or political instability.

o Any bonds held by the fund could be downgraded in credit rating or go into default. Bond prices generally fall when interest rates rise and longer maturity will increase volatility. Junk bond prices can fall on bad news about the economy, an industry or a company.

--------------------------------------------------------------------------------
[GRAPHIC]  YOUR EXPENSES
Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

--------------------------------------------------------------------------------
Annual operating expenses
--------------------------------------------------------------------------------
Management fee                                                             0.58%
Distribution and service (12b-1) fees                                      0.50%
Service plan fee                                                           0.25%
Other expenses                                                             0.36%
Total fund operating expenses                                              1.69%

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                             Year 1      Year 3      Year 5      Year 10
--------------------------------------------------------------------------------
Class R                                $172        $533        $918       $1,998

-------------------------------------------
PORTFOLIO MANAGERS

John F. Snyder, III
Joined fund team in 1983

Barry H. Evans, CFA
Joined fund team in 1996

Peter M. Schofield, CFA
Joined fund team in 1996

See page 25 for the management biographies.

FUND CODES
Class R     Ticker            SVIRX
            CUSIP             47803P849
            Newspaper         --
            SEC number        811-0560
            JH fund number    629

Strategic Income Fund

[GRAPHIC]  GOAL AND STRATEGY

The fund seeks a high level of current income. In pursuing this goal, the fund invests primarily in the following types of securities:

o foreign government and corporate debt securities from developed and emerging markets

o U.S. government and agency securities

o U.S. high yield bonds

The fund may also invest in preferred stock and other types of debt securities.

Although the fund invests in securities rated as low as CC/Ca and their unrated equivalents, it generally intends to keep its average credit quality in the investment-grade range (AAA to BBB). There is no limit on the fund's average maturity.

In managing the portfolio, the managers allocate assets among the three major sectors based on analysis of economic factors such as projected international interest rate movements, industry cycles and political trends. However, the managers may invest up to 100% of assets in any one sector.

Within each sector, the managers look for securities that are appropriate for the overall portfolio in terms of yield, credit quality, structure and industry distribution. In selecting securities, relative yields and risk/reward ratios are the primary considerations.

The fund may use certain higher-risk investments, including derivatives (investments whose value is based on indexes, securities or currencies) and restricted or illiquid securities. In addition, the fund may invest up to 10% of net assets in U.S. or foreign stocks.

In abnormal circumstances, the fund may temporarily invest extensively in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

--------------------------------------------------------------------------------
[GRAPHIC]  PAST PERFORMANCE
The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with broad-based market indexes for reference). This information may help provide an indication of the fund's risks. Since Class R shares have existed for less than a full calendar year, the year-by-year and average annual figures are for Class B shares, which are offered in a separate prospectus. Annual returns should be substantially similar since all classes invest in the same portfolio. Class R shares have no sales charges and lower expenses than Class B shares. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.

Class B, total returns

2004 return as of 3-31-04: 1.20%

Best quarter: Q2 '03, 6.92%
Worst quarter: Q1 '94, -2.81%

After-tax returns
After-tax returns are shown for Class B shares. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. Since Class R shares are only offered to retirement plans, the after-tax returns shown may not be relevant to Class R shareholders.

Indexes (reflect no fees or taxes)
Index 1: Merrill Lynch High Yield Master II Index, an unmanaged index consisting of U.S. dollar-denominated public corporate issues with par amounts greater than $100 million that are rated below investment grade.
Index 2: Merrill Lynch AAA U.S. Treasury/Agency Master Index, an unmanaged index of fixed-rate U.S. Treasury and agency securities.
Index 3: Citigroup World Government Bond Index, an unmanaged index consisting of approximately 650 securities issued by 18 governments in various countries.

-------------------------------------------------------------------------------------------
Class B calendar year total returns (without sales charges)
-------------------------------------------------------------------------------------------
 1994      1995      1996      1997     1998     1999     2000     2001     2002      2003
-3.71%    17.94%    10.85%    11.89%    4.67%    2.63%    0.43%    4.18%    6.55%    16.07%

-------------------------------------------------------------------------------------------
Average annual total returns (including sales charges) for periods ending 12-31-03
-------------------------------------------------------------------------------------------
                                                           1 year       5 year      10 year
Class B before tax                                         11.07%        5.54%        7.10%
Class B after tax on distributions                          8.08%        2.61%        3.90%
Class B after tax on distributions, with sale               7.11%        2.85%        4.00%
-------------------------------------------------------------------------------------------
Index 1                                                    28.15%        5.02%        7.05%
Index 2                                                     2.36%        6.22%        6.71%
Index 3                                                    14.91%        5.75%        6.79%

[GRAPHIC]  MAIN RISKS

The fund's risk profile depends on its sector allocation. In general, investors should expect fluctuations in share price, yield and total return that are above average for bond funds.

When interest rates rise, bond prices generally fall. Generally, an increase in the fund's average maturity will make it more sensitive to interest rate risk.

A fall in worldwide demand for U.S. government securities could also lower the prices of these securities.

The fund could lose money if any bonds it owns are downgraded in credit rating or go into default. In general, high yield bonds (also known as "junk bonds") have higher credit risks, and their prices can fall on bad news about the economy, an industry or a company. If certain allocation strategies or certain industries or investments do not perform as the fund expects, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, those risks could increase volatility or reduce performance:

o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability. These risks are greater in emerging markets.

o If interest rate movements cause the fund's callable securities to be paid off substantially earlier or later than expected, the fund's share price or yield could be hurt.

o Stock investments may go down in value due to stock market movements or negative company or industry events.

o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.

o Certain derivatives could produce disproportionate losses.

--------------------------------------------------------------------------------
[GRAPHIC]  YOUR EXPENSES
Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly. Because Class R is new, its expenses are based on Class B expenses, adjusted to reflect any changes.

--------------------------------------------------------------------------------
Annual operating expenses
--------------------------------------------------------------------------------
Management fee                                                             0.37%
Distribution and service (12b-1) fees                                      0.50%
Service plan fee                                                           0.25%
Other expenses                                                             0.28%
Total fund operating expenses                                              1.40%

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                           Year 1      Year 3       Year 5       Year 10
--------------------------------------------------------------------------------
Class R                              $143        $443         $766        $1,680

--------------------------------------------
PORTFOLIO MANAGERS

Frederick L. Cavanaugh, Jr.
Joined fund team in 1986

Daniel S. Janis, III
Joined fund team in 1999

See page 25 for the management biographies.

FUND CODES
Class R     Ticker            JSTRX
            CUSIP             410227821
            Newspaper         --
            SEC number        811-4651
            JH fund number    691

U.S. Global Leaders Growth Fund

[GRAPHIC]  GOAL AND STRATEGY
The fund seeks long-term growth of capital. To pursue this goal, the fund invests primarily in common stocks of "U.S. Global Leaders." Under normal market conditions, at least 80% of the fund's assets will be invested in stocks of companies the managers regard as U.S. Global Leaders.

The managers consider U.S. Global Leaders to be U.S. companies with multinational operations that typically exhibit the following key sustainable growth characteristics:

o Hold leading market shares of their relevant industries that result in high profit margins and high investment returns.

o Supply consumable products or services so that their revenue streams are recurring.

The managers seek to identify companies with superior long-term earnings prospects and to continue to own them as long as the managers believe they will continue to enjoy favorable prospects for capital growth and are not overvalued in the marketplace.


As a result of its investment strategy, the fund typically invests in large-capitalization companies (companies in the capitalization range of the Standard & Poor's 500 Index, which was $921.4 million to $307.1 billion as of March 31, 2004).


The fund is non-diversified, which allows it to make larger investments in individual companies.

The fund may invest in other types of equity securities and foreign stocks.

In abnormal circumstances, the fund may temporarily invest in short-term cash equivalents. In these and other cases, the fund might not achieve its goal.

--------------------------------------------------------------------------------
[GRAPHIC]  PAST PERFORMANCE
The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help to provide an indication of the fund's risks. Year-by-year and average annual figures for the period prior to May 17, 2002, reflect the actual performance of the sole class of U.S. Global Leaders Growth Fund, the fund's predecessor. On May 17, 2002, the fund acquired all of the assets of U.S. Global Leaders Growth Fund pursuant to an agreement and plan of reorganization in exchange for Class A shares of the fund. The total expenses for the fund's Class A shares are estimated to be substantially the same as the predecessor fund's sole class of shares. Since Class R shares have not existed for a full calendar year, no annual returns have been provided for Class R shares. Class R shares have no sales charge and higher expenses than Class A shares. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.

Class A, total returns

2004 return as of 3-31-04: 0.43%

Best quarter: Q4 '98, 29.43%
Worst quarter: Q3 '98, -16.69%

After-tax returns
After-tax returns are shown for Class A shares. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. Since Class R shares are only offered to retirement plans, the after-tax returns shown may not be relevant to Class R shareholders.

Index (reflects no fees or taxes)
Standard & Poor's 500 Index, an unmanaged index that includes 500 widely traded stocks.

----------------------------------------------------------------------------------
Class A calendar year total returns (without sales charges)
----------------------------------------------------------------------------------
 1996      1997      1998     1999     2000      2001       2002      2003
22.94%    40.68%    31.98%    7.88%    4.15%    -6.83%    -14.51%    19.24%

----------------------------------------------------------------------------------
Average annual total returns (including sales charges) for periods ending 12-31-03
----------------------------------------------------------------------------------
                                                                           Life of
                                                   1 year      5 year      Class A
Class A before tax (began 9-29-95)                 13.25%       0.27%       11.57%
Class A after tax on distributions                 13.25%       0.27%       11.53%
Class A after tax on distributions, with sale       8.62%       0.23%       10.28%
----------------------------------------------------------------------------------
Standard & Poor's 500 Index                        28.68%      -0.57%        9.85%

[GRAPHIC]  MAIN RISKS

The value of your investment will fluctuate in response to stock market movements.

The fund's management strategy has a significant influence on fund performance. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform investments that focus on small- or medium-capitalization stocks. Similarly, growth stocks could underperform value stocks.


Companies that have substantial multinational international operations may be affected by fluctuations in currency exchange rates and by economic and political conditions in foreign countries. These conditions may include restrictions on monetary repatriation and possible seizure, nationalization or expropriation of assets. To the extent the fund invests in a given industry, its performance will be hurt if that industry performs poorly. In addition, if the managers' security selection strategies do not perform as expected, the fund could underperform its peers or lose money.


To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

o If the fund invests heavily in a single issuer, its performance could suffer signifi-cantly from adverse events affecting that issuer.

o In a down market, higher-risk securities could become harder to value or to sell at a fair price.

o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability.

--------------------------------------------------------------------------------
[GRAPHIC]  YOUR EXPENSES
Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

--------------------------------------------------------------------------------
Annual operating expenses
--------------------------------------------------------------------------------
Management fee                                                             0.75%
Distribution and service (12b-1) fees                                      0.50%
Service plan fee                                                           0.25%
Other expenses                                                             0.36%

Total fund operating expenses                                              1.86%


The hypothetical example below shows what your expenses would be after the expense reimbursement if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                            Year 1      Year 3      Year 5       Year 10
--------------------------------------------------------------------------------
Class R                               $180        $576        $997        $2,172

------------------------------------------

SUBADVISER

Sustainable Growth Advisers, LP

Responsible for day-to-day investment
management

Founded in 2003

Supervised by the adviser

PORTFOLIO MANAGERS

Gordon M. Marchand, CFA, CIC
Managed fund since 1995

George P. Fraise
Joined fund team in 2000

Robert L. Rohn
Joined fund team in 2003

See page 25 for the management biographies.

FUND CODES
Class R     Ticker            UGLRX
            CUSIP             409902681
            Newspaper         --
            SEC number        811-1677
            JH fund number    626

Your account

--------------------------------------------------------------------------------
WHO CAN BUY CLASS R SHARES

Class R shares are available to certain types of investors, as noted below:

  o 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase plans, defined-benefit plans and non-qualified deferred compensation plans (eligible retirement plans).

  o The plan's recordkeeper or financial service firm must have an agreement with John Hancock Funds to utilize Class R shares in certain investment products or programs.

  o Class R shares are available only to retirement plans where Class R shares are held on the books of the funds through omnibus accounts (either at the plan level or at the level of the financial service firm).

  o Rollover individual retirement accounts are available for participants whose plans are invested in Class R shares.

Class R shares are not available to retail or institutional non-retirement accounts, traditional and Roth IRAs, Coverdell Educational Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs or Individual 403(b) plans.

--------------------------------------------------------------------------------
CLASS R SHARES COST STRUCTURE

Class R shares are offered without any front-end or contingent deferred sales charges.

Class R shares have a Rule 12b-1 plan and a separate Service Plan. Under the 12b-1 plan, each fund pays a fee of up to 0.50% for the sale, distribution and service of its shares, including services to retirement plans or plan participants. In addition, under the Service Plan, a fund may pay a separate service fee of up to 0.25% for certain other services to retirement plans or participants.

Your broker or agent may charge you a fee to effect transactions in fund shares.

Because 12b-1 fees are paid on an ongoing basis, they may cost shareholders more than other types of sales charges.

Other classes of shares of the funds, which have their own expense structure, may be offered in separate prospectuses.

John Hancock Funds may pay significant compensation out of its own resources to your broker/dealer.

--------------------------------------------------------------------------------
OPENING AN ACCOUNT

1 Read this prospectus carefully.

2 Determine if you are eligible, referring to "Who can buy Class R shares."

3 Eligible retirement plans generally may open an account and purchase Class R shares by contacting any broker, dealer or other financial service firm authorized to sell Class R shares of the funds. Additional shares may be purchased through a retirement plan's administrator or recordkeeper. There is no minimum initial investment for Class R shares. A retirement plan participant can obtain a retirement plan application or a rollover individual retirement account application from its financial representative, plan administrator or by calling 1-888-972-8696.

--------------------------------------------------------------------------------
INFORMATION FOR PLAN PARTICIPANTS

Plan participants generally must contact their plan service provider to purchase, redeem or exchange shares.

The administrator of a retirement plan or employee benefits office can provide participants with detailed information on how to participate in the plan, elect a fund as an investment option, elect different investment options, alter the amounts contributed to the plan or change allocations among investment options. For questions about participant accounts, participants should contact their employee benefits office, the plan administrator, or the organization that provides recordkeeping services for the plan.

Financial service firms may provide some of the shareholder servicing and account maintenance services required by retirement plan accounts and their plan participants, including transfers of registration, dividend payee changes and generation of confir-mation statements, and may arrange for plan administrators to provide other investment or administrative services. Financial service firms may charge retirements plans and plan participants transaction fees and/or other additional amounts for such services. Similarly, retirement plans may charge plan participants for certain expenses. These fees and additional amounts could reduce an investment return in Class R shares of the funds.

18 YOUR ACCOUNT

FOR IRA ROLLOVER ACCOUNTS ONLY

------------------------------------------------------------------------------------------------------------------------------------
Buying shares
------------------------------------------------------------------------------------------------------------------------------------
              Opening an account                                         Adding to an account
By check
[CLIP ART]    o Make out a check for the investment amount, payable      o Make out a check for the investment amount payable to
                to " John Hancock Signature Services, Inc."                "John Hancock Signature Services, Inc."

              o Deliver the check and your completed application to      o Fill out the detachable investment slip from an
                your financial representative, or mail them to             account statement. If no slip is available, include a
                Signature Services (address below).                        note specifying the fund name(s), your share class,
                                                                           your account number and the name(s) in which the
                                                                           account is registered.

                                                                         o Deliver the check and investment slip or note to your
                                                                           financial representative, or mail them to Signature
                                                                           Services (address below).

By exchange
[CLIP ART]    o Call your financial representative or Signature             o Call your financial representative or Signature
                Services to request an exchange.                              Services to request an exchange.

              o You may only exchange Class R shares for other Class        o You may only exchange Class R shares for other Class
                R shares or Money Market Fund Class A shares.                 R shares or Money Market Fund Class A shares.

By wire
[CLIP ART]    o Deliver your completed application to your financial        o Instruct your bank to wire the amount of your
                representative or mail it to Signature Services.              investment to:
                                                                                 First Signature Bank & Trust
              o Obtain your account number by calling your financial             Account # 900022260
                representative or Signature Services.                            Routing # 211475000

              o Instruct your bank to wire the amount of your               Specify the fund name(s), your share class, your
                investment to:                                              account number and the name(s) in which the account is
                   First Signature Bank & Trust                             registered. Your bank may charge a fee to wire funds.
                   Account # 900022260
                   Routing # 211475000

              Specify the fund name(s), the share class, the new account number and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

By phone
[CLIP ART]    See "By exchange" and "By wire."                           o Verify that your bank or credit union is a member of
                                                                           the Automated Clearing House (ACH) system.

                                                                         o Complete the "To Purchase, Exchange or Redeem Shares
                                                                           via Telephone" and "Bank Information" sections on
                                                                           your account application.

                                                                         o Call Signature Services to verify that these features
                                                                           are in place on your account.

                                                                         o Call your financial representative or Signature
                                                                           Services with the fund name(s), your share class,
                                                                           your account number, the name(s) in which the account
                                                                           is registered and the amount of your investment.

--------------------------------------------------------
Address:
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1001
Boston, MA 02217-1001

Phone Number: 1-888-972-8696


                                                                YOUR ACCOUNT  19

------------------------------------------------------------------------------------------------------------------------------------
Selling shares
------------------------------------------------------------------------------------------------------------------------------------
                                                                         To sell some or all of your shares
By letter
[CLIP ART]    o Sales of any amount; however, sales of $5 million or     o Write a letter of instruction indicating the fund
                more must be made by letter.                               name, your account number, your share class, the
                                                                           name(s) in which the account is registered and the
              o Certain requests will require a Medallion signature        dollar value or number of shares you wish to sell.
                guarantee. Please refer to "Selling shares in
                writing" (see next page).                                o Include all signatures and any additional documents
                                                                           that may be required (see next page).

                                                                         o Mail the materials to Signature Services.

                                                                         o A check or wire will be sent according to your letter
                                                                           of instruction.


By phone
[CLIP ART]    o Sales of up to $5 million.                               o To place your request with a representative at John
                                                                           Hancock Funds, call Signature Services between 8:30
                                                                           A.M. and 5:00 P.M. Eastern Time on most business days
                                                                           or your financial representative.


                                                                         o Redemption proceeds of up to $100,000 may be sent by
                                                                           wire or by check. A check will be mailed to the exact
                                                                           name(s) and address on the account. Redemption
                                                                           proceeds exceeding $100,000 must be wired to your
                                                                           designated bank account.

By wire or electronic funds transfer (EFT)
[CLIP ART]    o Requests by letter to sell any amount.                   o To verify that the telephone redemption privilege is
                                                                           in place on an account, or to request the forms to
              o Requests by phone to sell up to $5 million (accounts       add it to an existing account, call Signature
                with telephone redemption privileges).                     Services.

                                                                         o Amounts of $5 million or more will be wired on the
                                                                           next business day.

                                                                         o Amounts up to $100,000 may be sent by EFT or by
                                                                           check. Funds from EFT transactions are generally
                                                                           available by the second business day. Your bank may
                                                                           charge a fee for this service.

By exchange
[CLIP ART]    o Sales of any amount.                                     o Obtain a current prospectus for the fund into which
                                                                           you are exchanging by calling your financial
                                                                           representative or Signature Services.

                                                                         o You may only exchange Class R shares for other Class
                                                                           R shares or Money Market Fund Class A shares.

                                                                         o Call your financial representative or Signature
                                                                           Services to request an exchange.


20 YOUR ACCOUNT

Selling shares in writing In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, unless they were previously provided to Signature Services and are still accurate. These items are shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

o your address of record has changed within the past 30 days

o you are selling more than $100,000 worth of shares

o you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s)

You will need to obtain your signature guarantee from a member of the Signature Guarantee Medallion Program. Most brokers and securities dealers are members of this program. A notary public CANNOT provide a signature guarantee.

------------------------------------------------------------------------------------------------------------------------------------
Seller                                                                   Requirements for written requests                 [GRAPHIC]
------------------------------------------------------------------------------------------------------------------------------------

Owners of individual retirement accounts and certain other               o Letter of instruction.
retirement accounts.
                                                                         o On the letter, the signatures of all persons
                                                                           authorized to sign for the account, exactly as the
                                                                           account is registered.

                                                                         o Signature guarantee if applicable (see above).

                                                                         o Corporate business/organization resolution if
                                                                           applicable.

Executors of shareholder estates.                                        o Letter of instruction signed by executor.

                                                                         o Copy of order appointing executor, certified within
                                                                           the past 12 months.

                                                                         o Signature guarantee if applicable (see above).




---------------------------------------------------
Address:
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1001
Boston, MA 02217-1001

Phone Number: 1-888-972-8696


                                                                YOUR ACCOUNT  21

--------------------------------------------------------------------------------
TRANSACTION POLICIES

Valuation of shares The net asset value (NAV) per share for each fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4 P.M. Eastern Time). The funds use market prices in valuing portfolio securities, but may use fair-value estimates if reliable market prices are unavailable. The funds may also value securities at fair value if the value of these securities has been materially affected by events occurring after the close of a foreign market. Foreign stock or other portfolio securities held by the funds may trade on U.S. holidays and weekends, even though the funds' shares will not be priced on those days. This may change a fund's NAV on days when you cannot buy or sell shares.

Execution of requests The funds are open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after Signature Services receives your request in good order. In unusual circumstances, the funds have the right to redeem in kind.

At times of peak activity, it may be difficult to place requests by phone. During these times, consider using EASI-Line or sending your request in writing.

In unusual circumstances, the funds may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

Telephone transactions For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone redemption transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Exchanges You may exchange Class R shares for Class R shares of other John Hancock Funds that are available through your plan, or Money Market Fund Class A without paying any additional sales charges. The registration for both accounts involved must be identical. Note: Once exchanged into Money Market Fund Class A, shares may only be exchanged back into Class R shares.

The funds do not permit market timing or other excessive trading practices which may disrupt portfolio management strategies and increase fund expenses. To protect the interests of other investors in the funds, a fund may cancel the exchange privileges (or reject any exchange or purchase orders) of any parties who, in the opinion of the fund, are engaging in market timing. For these purposes, a fund may consider an investor's trading history in that fund or other John Hancock funds, and accounts under common ownership or control. A fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders.

Account information John Hancock Funds is required by law to obtain information for verifying an account holder's identity. For example, an individual will be required to supply name, address, date of birth and social security number. If you do not provide the required information, we may not be able to open your account. If verification is unsuccessful, John Hancock Funds may close your account, redeem your shares at the next NAV and take any other steps that it deems reasonable.

Sales in advance of purchase payments When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to ten business days after the purchase.


22 YOUR ACCOUNT

--------------------------------------------------------------------------------
DIVIDENDS AND ACCOUNT POLICIES

Account statements In general, you will receive account statements as follows:

o after every transaction (except a dividend reinvestment) that affects your account balance

o after any changes of name or address of the registered owner(s)

o in all other circumstances, every quarter

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by January 31.

The transfer agent maintains an account for each financial services firm and records all account transactions. Retirement Plan Accounts will be sent confirmation statements showing the details of your transactions as they occur.

Dividends The funds generally distribute most or all of their net earnings annually in the form of dividends. Sovereign Investors Fund typically declares and pays income dividends quarterly. Bond Fund and Strategic Income Fund generally declare dividends daily and pay them monthly. All other funds declare and pay any income dividends annually. Any capital gains are distributed annually.

Dividend reinvestments Most investors have their dividends reinvested in additional shares of the same fund and class. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested on the dividend record date. Alternatively, you can choose to have a check for your dividends and capital gains in the amount of more than $10 mailed to you. However, if the check is not deliverable or the combined dividend and capital gains amount is $10 or less, your proceeds will be reinvested. If five or more of your dividend or capital gains checks remain uncashed after 180 days, all subsequent dividends and capital gains will be reinvested.

Taxability of dividends For investors who are not exempt from federal income taxes, dividends you receive from a fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from a fund's short-term capital gains are taxable as ordinary income. Dividends from a fund's long-term capital gains are taxable at a lower rate. Whether gains are short-term or long-term depends on the fund's holding period. Some dividends paid in January may be taxable as if they had been paid the previous December.

The Form 1099 that is mailed to you every January details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

Taxability of transactions Any time you sell or exchange shares, it is considered a taxable event for you if you are not exempt from federal income taxes. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

--------------------------------------------------------------------------------
ADDITIONAL INVESTOR SERVICES


Fund securities The funds' portfolio securities disclosure policy can be found in the Statement of Additional Information and on the funds' Web site at www.jhfunds.com. The funds' Web site also lists fund holdings.



                                                                YOUR ACCOUNT  23

Fund details

--------------------------------------------------------------------------------
BUSINESS STRUCTURE

The diagram below shows the basic business structure used by the funds. Each fund's board of trustees oversees the fund's business activities and retains the services of the various firms that carry out the fund's operations.

The trustees of the Classic Value, Large Cap Select and U.S. Global Leaders Growth Funds have the power to change these funds' respective investment goals without shareholder approval.

The trustees of Bond, Large Cap Select, Small Cap Equity and U.S. Global Leaders Growth Funds have the power to change the focus of each fund's 80% investment policy without shareholder approval. A fund will provide written notice to shareholders at least 60 days prior to a change in its 80% investment policy.

Management fees The management fees paid to the investment adviser by the John Hancock funds' last fiscal year are as follows:

--------------------------------------------------------------------------------
Fund                                                             % of net assets
--------------------------------------------------------------------------------
Bond                                                                      0.50%
Classic Value                                                             0.49%*
Large Cap Select                                                          0.00%*
Small Cap Equity                                                          0.70%
Sovereign Investors                                                       0.58%
Strategic Income                                                          0.37%
U.S. Global Leaders Growth                                                0.75%

*After expense reimbursement.

                                                               --------------
                                                                Shareholders -------------------------------+
                                                               --------------                               |
                                                                      |                                     |
---                                            ----------------------------------------------               |
/ \                                                     Financial services firms and                        |
 |                                                          their representatives                           |
 |         Distribution and                                                                  ---------------+
 |       shareholder services            +-----     Advise current and prospective share-                   |
 |                                       |        holders on their fund investments, often                  |
 |                                       |      in the context of an overall financial plan.                |
 |                                       |     ----------------------------------------------               |
 |                                       |                                                                  |
 |                  ---------------------------------------------                 -------------------------------------------------
 |                               Principal distributor                                             Transfer agent
 |
 |                              John Hancock Funds, LLC                                 John Hancock Signature Services, Inc.
 |
 |                     Markets the fund and distributes shares                     Handles shareholder services, including record-
 |                   through selling brokers, financial planners                  keeping and statements, distribution of dividends
 |                       and other financial representatives.                         and processing of buy and sell requests.
\ /                 ---------------------------------------------                 -------------------------------------------------
---                                      |                                                                 |
                                         |                                                                 |
                                         +------------------------------+----------------------------------+                    ---
----------------------------------   --------------------------------- |   ---------------------------------------              / \
          Subadvisers                        Investment adviser        |                   Custodian                             |
                                                                       |                                                         |
 Pzena Investment Management, LLC        John Hancock Advisers, LLC    |             The Bank of New York             Asset      |
       120 West 45th Street                 101 Huntington Avenue      |               One Wall Street             management    |
            34th Floor                      Boston, MA 02199-7603      |           New York, New York 10286                      |
        New York, NY 10036                                             |                                                         |
                                      Manages the funds' business and  |     Holds the fund's assets, settles all                |
   Shay Assets Management, Inc.            investment activities.      |    portfolio trades and collects most of                |
      230 West Monroe Street         --------------------------------- |      the valuation data required for                    |
         Chicago, IL 60606                           |                 |         calculating the fund's NAV.                    \ /
                                                     +-----------------+------------------------------------------              ---

  Sustainable Growth Advisers, LP                                      |
         3 Stamford Plaza                                              |
   301 Tresser Blvd, Suite 1310                      --------------------------------
        Stamford, CT 06901                                       Trustees


  Provide portfolio management to                     Oversee the funds' activities.
          certain funds.                             --------------------------------
----------------------------------


24 FUND DETAILS

Subadviser Pzena Investment Management, LLC ("PIM") subadvises Classic Value Fund, and was investment adviser to its predecessor fund, Pzena Focused Value Fund. PIM was founded in 1995 and is controlled by Richard S. Pzena, Managing Principal and Chief Executive Officer. PIM provides investment advisory services to individual and institutional investors, and as of March 31, 2004, had total assets under management of approximately $6.3 billion.

Shay Assets Management, Inc. ("SAM") subadvises Large Cap Select Fund. SAM was founded in 1981 and is controlled by Rodger D. Shay, Chairman. SAM managed approximately $5.0 billion in assets as of March 31, 2004, and was the investment adviser to the fund's predecessor, M.S.B. Fund, Inc.

Sustainable Growth Advisers, LP ("SGA") subadvises U.S. Global Leaders Growth Fund. SGA is a Delaware limited partnership founded in 2003 to provide investment advice to private accounts of institutional and individual clients, private investment companies and mutual funds. George Fraise, Gordon Marchand and Robert L. Rohn each own 33 1/3% of SGA. Total assets under management by SGA principals as of March 31, 2004 were approximately $852 million.


--------------------------------------------------------------------------------
MANAGEMENT BIOGRAPHIES

Below is an alphabetical list of the portfolio managers for the funds. It is a brief summary of their business careers over the past five years.

Frederick L. Cavanaugh, Jr.
-------------------------------------------
Senior vice president
Joined John Hancock Advisers in 1986
Began business career in 1975

Barry H. Evans, CFA
-------------------------------------------
Senior vice president
Joined John Hancock Advisers in 1986
Began business career in 1986

George P. Fraise
-------------------------------------------
Principal of subadviser
Executive vice president of Yeager, Wood &
  Marshall, Inc. (2000-2003)
Portfolio manager of Scudder Kemper
  Investments (1997-2000)
Began business career in 1987

Howard C. Greene, CFA
-------------------------------------------
Senior vice president
Joined John Hancock Advisers in 2002
Vice president, Sun Life Financial
  Services Company of Canada (1987-2002)
Began business career in 1979

Daniel S. Janis, III
-------------------------------------------
Vice president
Joined John Hancock Advisers in 1999
Began business career in 1984

Gordon M. Marchand, CFA, CIC
-------------------------------------------
Principal of subadviser
Chief financial and operating officer of
  Yeager, Wood & Marshall, Inc. (1984-2003)
Began business career in 1978

Benjamin A. Matthews
-------------------------------------------
Vice president
Joined John Hancock Advisers in 1995
Began business career in 1970

John J. McCabe
-------------------------------------------
Senior vice president of subadviser
Began business career in 1965

Henry E. Mehlman, CFA
-------------------------------------------
Vice president
Joined John Hancock Advisers in 2002
Senior portfolio manager, The Colony Group
  (2001-2002)
Vice president and director of research, Congress Asset Management Co.
  (1999-2001)
Consultant, Essex Management (1996-1999)
Began business career in 1972

Alan E. Norton, CFA
-------------------------------------------
Vice president
Joined John Hancock Advisers in 2002
Senior portfolio manager, The Colony Group
  (2001-2002)
Portfolio manager and director of research, Congress Asset Management Co.
  (1995-2001)
Began business career in 1987

Robert L. Rohn
-------------------------------------------
Principal of subadviser
Chairman and chief executive officer,
  W.P. Stewart, Inc. (1991-2003)
Began business career in 1983

Peter M. Schofield, CFA
-------------------------------------------
Vice president
Joined John Hancock Advisers in 1996
Began business career in 1984

John F. Snyder, III
-------------------------------------------
Executive vice president
Joined John Hancock Advisers in 1991
Began business career in 1971

Mark F. Trautman
-------------------------------------------
Vice president of subadviser
Began business career in 1986


                                                                FUND DETAILS  25

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
These tables detail the performance of each fund's shares, including total return information showing how much an investment in the fund has increased or decreased each year. Since Class R shares have existed for less than a full calendar year, financial highlights have also been provided for the share class shown in the "Past Performance" section of this prospectus for each fund, which are offered in a separate prospectus.

Bond Fund
Figures for the year ended 5-31-03 were audited by PricewaterhouseCoopers LLP.

CLASS B SHARES  PERIOD ENDED:                             5-31-99(1)      5-31-00(1)      5-31-01(1)      5-31-02(1,2)      5-31-03
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $15.25          $14.76          $13.93          $14.69            $14.71
Net investment income(3)                                     0.86            0.86            0.83            0.72              0.62
Net realized and unrealized gain (loss) on investments     (0.49)          (0.83)            0.76            0.06              1.02
Total from investment operations                             0.37            0.03            1.59            0.78              1.64
Less distributions
From net investment income                                 (0.86)          (0.86)          (0.83)          (0.76)            (0.66)
Net asset value, end of period                             $14.76          $13.93          $14.69          $14.71            $15.69
Total return(4)(%)                                           2.39            0.27           11.64            5.37             11.48
------------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                      $239            $197            $218            $236              $233
Ratio of expenses to average net assets (%)                  1.77            1.81            1.78            1.81              1.82
Ratio of net investment income to average net assets (%)     5.65            6.00            5.71            4.81              4.15
Portfolio turnover (%)                                        228             162             235             189               273

(1)  Audited by previous auditor, Ernst & Young LLP.
(2) As required, effective June 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, relating to the amortization of premiums and accretion of discounts on debt securities. The effect of this change on per share amounts for the year ended May 31, 2002, was to decrease net investment income per share by $0.04, increase net realized and unrealized gains per share by $0.04 and, had the Fund not made these changes to amortization and accretion, the ratio of net investment income to average net assets would have been 5.11%. Per share ratios and supplemental data for periods prior to June 1, 2001, have not been restated to reflect this change in presentation.
(3)  Based on the average of the shares outstanding.
(4) Assumes dividend reinvestment and does not reflect the effect of sales charges.


26 FUND DETAILS

Classic Value Fund
*Figures audited by PricewaterhouseCoopers LLP.

CLASS R SHARES  PERIOD ENDED:                                                                                            12-31-03(1)
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                                                       $17.20
Net investment income(2)                                                                                                     0.05
Net realized and unrealized gain on investments                                                                              3.24
Total from investment operations                                                                                             3.29
Less distributions From net investment income                                                                               (0.10)
From net realized gain                                                                                                      (0.12)
                                                                                                                            (0.22)
Net asset value, end of period                                                                                             $20.27
Total return(3,4)(%)                                                                                                        19.21(5)
------------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                                                                        --(6)
Ratio of expenses to average net assets (%)                                                                                  1.55(7)
Ratio of adjusted expenses to average net assets(8)(%)                                                                       1.91(7)
Ratio of net investment income to average net assets (%)                                                                     0.69(7)
Portfolio turnover (%)                                                                                                         25

CLASS A SHARES  PERIOD ENDED:                      4-30-99(9)   4-30-00(9)   4-30-01(9)  4-30-02(9)   12-31-02(9,10)     12-31-03
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $14.40       $11.83       $11.63      $16.08        $18.16             $15.07
Net investment income (loss)(2)                      (0.05)       (0.06)        0.02        0.05          0.05               0.20
Net realized and unrealized gain (loss)
  on investments                                     (2.02)        0.19         4.43        2.42         (2.68)              5.25
Total from investment operations                     (2.07)        0.13         4.45        2.47         (2.63)              5.45
Less distributions
From net investment income                              --           --           --       (0.06)        (0.02)             (0.13)
From net realized gain                               (0.50)       (0.33)          --       (0.33)        (0.44)             (0.12)
                                                     (0.50)       (0.33)          --       (0.39)        (0.46)             (0.25)
Net asset value, end of period                      $11.83       $11.63       $16.08      $18.16        $15.07             $20.27
Total return(3,4)(%)                                (14.03)        1.34        38.26       15.67        (14.00)(5)          36.25
------------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                 $7           $5          $11         $22           $22               $145
Ratio of expenses to average net assets (%)           1.75         1.75         1.75        1.25          1.27(7)            1.16
Ratio of adjusted expenses to average
  net assets(8)(%)                                    2.60         2.99         2.81        2.01          2.57(7)            1.52
Ratio of net investment income (loss) to
  average net assets (%)                             (0.41)       (0.47)        0.22        0.34          0.44(7)            1.13
Portfolio turnover (%)                                  47           50           78          38            47                 25

(1)  Class R shares began operations on 8-5-03.
(2)  Based on the average of the shares outstanding.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) Total returns would have been lower had certain expenses not been reduced during the periods shown.
(5)  Not annualized.
(6)  Less than $500,000.
(7)  Annualized.
(8) Does not take into consideration expense reduction during the periods shown.
(9) Effective 11-8-02, shareholders of the former Pzena Focused Value Fund became owners of an equal number of full and fractional Class A shares of the John Hancock Classic Value Fund. Additionally, the accounting and performance history of the former Pzena Focused Value Fund was redesignated as that of Class A of John Hancock Classic Value Fund.
(10) Effective 12-31-02, the fiscal year end changed from April 30 to December
     31.

--------------------------------------------------------------------------------
The following returns are not audited and are not part of the audited financial highlights presented above:
Without the expense reductions, returns for Class A for the year or period ended April 30, 1999, 2000, 2001 and 2002, and December 31, 2002 and 2003 would have been (14.88%), 0.10%, 37.20%, 14.91%, (14.87%) and 35.89%, respectively. For
Class R, the return for the period ended December 31, 2003 would have been 19.06%.


                                                                FUND DETAILS  27

Large Cap Select Fund
Figures for the year ended 12-31-03 were audited by PricewaterhouseCoopers LLP.

CLASS R SHARES  PERIOD ENDED:                                                                                           12-31-03(1)
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                                                      $17.10
Net investment loss(2)                                                                                                     (0.02)
Net realized and unrealized gain on investments                                                                             0.80
Total from investment operations                                                                                            0.78
Less distributions From net realized gain                                                                                  (0.09)
Net asset value, end of period                                                                                            $17.79
Total return(3,4)(%)                                                                                                        4.56(5)
------------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                                                                      $--(6)
Ratio of expenses to average net assets (%)                                                                                 1.88(7)
Ratio of adjusted expenses to average net assets(8)(%)                                                                      2.77(7)
Ratio of net investment loss to average net assets (%)                                                                     (0.27)(7)
Portfolio turnover (%)                                                                                                        22

CLASS A SHARES  PERIOD ENDED:                                  12-31-99(9)   12-31-00(9)   12-31-01(9)   12-31-02(9)    12-31-03(10)
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                             $21.49        $21.09        $20.74        $18.78         $15.27
Net investment income (loss)(2)                                    0.01            --(11)     (0.03)           --(11)      (0.01)
Net realized and unrealized gain (loss) on investments             1.20          1.18         (0.74)        (2.83)          2.63
Total from investment operations                                   1.21          1.18         (0.77)        (2.83)          2.62
Less distributions
From net investment income                                        (0.01)           --            --            --             --
From net realized gains                                           (1.60)        (1.53)        (1.19)        (0.68)         (0.09)
                                                                  (1.61)        (1.53)        (1.19)        (0.68)         (0.09)
Net asset value, end of period                                   $21.09        $20.74        $18.78        $15.27         $17.80
Total return(3,4)(%)                                               5.79          5.68         (3.73)       (15.08)         17.15
------------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                             $68           $64           $59           $50            $55
Ratio of expenses to average net assets (%)                        1.24          1.31          1.44          1.38           1.51
Ratio of adjusted expenses to average net assets(8)(%)             1.26          1.43          1.52          1.48           1.89
Ratio of net investment income (loss) to average net assets (%)    0.03         (0.01)        (0.14)        (0.01)         (0.03)
Portfolio turnover (%)                                               22            15            13            18             22

(1)  Class R shares began operations on 11-03-03.
(2)  Based on the average of the shares outstanding.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) Total returns would have been lower had certain expenses not been reduced during the periods shown.
(5)  Not annualized.
(6)  Less than $500,000.
(7)  Annualized.
(8) Does not take into consideration expense reductions during the period shown.
(9) December 31, 2002 audited by Ernst & Young LLP. December 31, 2001, 2000 and 1999 audited by other auditors.
(10) Effective 8-25-03, shareholders of the former M.S.B. Fund, Inc. became owners of an equal number of full and fractional shares of Class A shares of the John Hancock Large Cap Select Fund. Additionally, the accounting and performance history of the former M.S.B. Fund, Inc. was redesignated as that of Class A of John Hancock Large Cap Select Fund.
(11) Less than $0.01 per share.

--------------------------------------------------------------------------------
The following returns are not audited and are not part of the audited financial highlights presented above:
Without the expense reductions, returns for Class A for the years ended December 31, 1999, 2000, 2001, 2002 and 2003 would have been 5.77%, 5.56%, (3.81%),
(15.18%) and 16.77%, respectively, and for the period ended December 31, 2003 for Class R, 4.42%.


28 FUND DETAILS

Small Cap Equity Fund
Figures for the year 10-31-03 were audited by PricewaterhouseCoopers LLP.

CLASS R SHARES  PERIOD ENDED:                                                                                           10-31-03(1)
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                                                      $13.51
Net investment loss(2)                                                                                                     (0.03)
Net realized and unrealized gain on investments                                                                             2.12
Total from investment operations                                                                                            2.09
Net asset value, end of period                                                                                            $15.60
Total return(3)(%)                                                                                                         15.47(4)
------------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                                                                       --(5)
Ratio of expenses to average net assets (%)                                                                                 1.66(6)
Ratio of net investment loss to average net assets (%)                                                                     (0.86)(6)
Portfolio turnover (%)                                                                                                        52

CLASS B SHARES  PERIOD ENDED:                                  10-31-99(7)   10-31-00(7)   10-31-01(7)   10-31-02(7)    10-31-03
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                             $10.71        $16.98        $21.51        $16.02         $10.96
Net investment loss(2)                                            (0.18)        (0.31)        (0.31)        (0.26)         (0.19)
Net realized and unrealized gain (loss) on investments             6.58          6.21         (3.37)        (4.63)          4.08
Total from investment operations                                   6.40          5.90         (3.68)        (4.89)          3.89
Less distributions
From net realized gain                                            (0.13)        (1.37)        (1.81)        (0.17)            --
Net asset value, end of period                                   $16.98        $21.51        $16.02        $10.96         $14.85
Total return(3)(%)                                                60.33(8)      36.73        (18.58)       (30.90)         35.49
------------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                             $75          $249          $288          $175           $191
Ratio of expenses to average net assets (%)                        2.06          2.06          2.05          2.28           2.53
Ratio of adjusted expenses to average net assets(9)(%)             2.21            --            --            --             --
Ratio of net investment loss to average net assets (%)            (1.34)        (1.38)        (1.65)        (1.70)         (1.61)
Portfolio turnover (%)                                              140            36            66            44             52

(1)  Class R shares began operations on 8-5-03.
(2)  Based on the average of the shares outstanding.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4)  Not annualized.
(5)  Less than $500,000.
(6)  Annualized.
(7)  Audited by previous auditor, Ernst & Young LLP.
(8) Total return would have been lower had certain expenses not been reduced during the periods shown.
(9) Does not take into consideration expense reductions during the period shown.

--------------------------------------------------------------------------------
The following returns are not audited and are not part of the audited financial highlights presented above:
Without the expense reductions, returns for the year or period ended October 31, 1999, would have been 60.18%.


                                                                FUND DETAILS  29

Sovereign Investors Fund
Figures for the year ended 12-31-03 were audited by Deloitte & Touche LLP.

CLASS R SHARES  PERIOD ENDED:                                                                                            12-31-03(1)
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                                                       $16.63
Net investment income(2)                                                                                                     0.02
Net realized and unrealized gain on investments                                                                              2.11
Total from investment operations                                                                                             2.13
Less distributions
From net investment income                                                                                                  (0.01)
Net asset value, end of period                                                                                             $18.75
Total return(3)(%)                                                                                                          12.84(4)
------------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                                                                        --(5)
Ratio of expenses to average net assets (%)                                                                                  1.69(6)
Ratio of net investment income to average net assets (%)                                                                     0.27(6)
Portfolio turnover (%)                                                                                                         47

CLASS B SHARES  PERIOD ENDED:                                  12-31-99(7)   12-31-00(7)  12-31-01(7,8)   12-31-02(7)    12-31-03
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                             $24.20        $24.48       $23.31          $19.86         $15.79
Net investment income(2)                                           0.13          0.17         0.17            0.12           0.03
Net realized and unrealized gain (loss) on investments             1.11          0.60        (1.76)          (3.94)          2.92
Total from investment operations                                   1.24          0.77        (1.59)          (3.82)          2.95
Less distributions
From net investment income                                        (0.18)        (0.17)       (0.21)          (0.13)         (0.03)
From net realized gain                                            (0.78)        (1.77)       (1.65)          (0.12)            --
                                                                  (0.96)        (1.94)       (1.86)          (0.25)         (0.03)
Net asset value, end of period                                   $24.48        $23.31       $19.86          $15.79         $18.71
Total return(3)(%)                                                 5.20          3.32        (6.66)         (19.29)         18.75
------------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                            $820          $663         $551            $328           $315
Ratio of expenses to average net assets (%)                        1.73          1.78         1.80            1.87           1.94
Ratio of net investment income to average net assets (%)           0.54          0.75         0.80            0.65           0.16
Portfolio turnover (%)                                               64            46           76              85            47

(1)  Class R shares began operations on 8-5-03.
(2)  Based on the average of the shares outstanding.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4)  Not annualized.
(5)  Less than $500,000.
(6)  Annualized.
(7)  Audited by previous auditor, Ernst & Young LLP.
(8) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, relating to the amortization of premiums and accretion of discounts on debt securities. The effect of this change on per share amounts for the year ended December 31, 2001, was to decrease net investment income per share by $0.01, decrease net realized and unrealized losses per share by $0.01, and, had the Fund not made these changes to amortization and accretion, the ratio of net investment income to average net assets would have been 0.83%. Per share ratios and supplemental data for periods prior to January 1, 2001, have not been restated to reflect this change in presentation.


30 FUND DETAILS

Strategic Income Fund
Figures audited by PricewaterhouseCoopers LLP.

CLASS B SHARES  PERIOD ENDED:                                   5-31-99       5-31-00      5-31-01         5-31-02(1)     5-31-03
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                              $7.84         $7.46        $6.97           $6.61          $6.49
Net investment income(2)                                           0.53          0.54         0.52            0.42           0.34
Net realized and unrealized gain (loss) on investments            (0.38)        (0.49)       (0.35)          (0.08)          0.64
Total from investment operations                                   0.15          0.05         0.17            0.34           0.98
Less distributions
From net investment income                                        (0.53)        (0.54)       (0.52)          (0.42)         (0.39)
From capital paid in                                                 --            --        (0.01)          (0.04)            --
                                                                  (0.53)        (0.54)       (0.53)          (0.46)         (0.39)
Net asset value, end of period                                    $7.46         $6.97        $6.61           $6.49          $7.08
Total return(3)(%)                                                 2.06          0.65         2.44            5.49          15.69
------------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                            $619          $564         $555            $556           $613
Ratio of expenses to average net assets (%)                        1.59          1.61         1.63            1.63           1.65
Ratio of net investment income to average net assets (%)           7.01          7.39         7.69            6.36           5.13
Portfolio turnover (%)                                               55(4)         36(4)        48              69             71

(1) As required, effective June 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, relating to the amortization of premiums and accretion of discounts on debt securities. The effect of this change on per share amounts for the year ended May 31, 2002, was to decrease net investment income per share by $0.03, decrease net realized and unrealized losses per share by $0.03 and, had the Fund not made these changes to amortization and accretion, the annualized ratio of net investment income to average net assets would have been 6.89%. Per share ratios and supplemental data for periods prior to June 1, 2001, have not been restated to reflect this change in presentation.
(2)  Based on the average of the shares outstanding.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4)  Excludes merger activity.


                                                                FUND DETAILS  31

U.S. Global Leaders Growth Fund
Figures for the year ended 12-31-03 were audited by PricewaterhouseCoopers LLP.

CLASS R SHARES  PERIOD ENDED:                                                                                           12-31-03(1)
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                                                      $23.02
Net investment income(2)                                                                                                   (0.04)
Net realized and unrealized loss on investments                                                                             2.70
Total from investment operations                                                                                            2.66
Net asset value, end of period                                                                                            $25.68
Total return(3)(%)                                                                                                         11.56(4)
------------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                                                                       --(5)
Ratio of expenses to average net assets (%)                                                                                 1.75(6)
Ratio of net investment loss to average net assets (%)                                                                     (0.42)(6)
Portfolio turnover (%)                                                                                                        15

CLASS A SHARES  PERIOD ENDED:                      6-30-99(7)   6-30-00(7)    6-30-01(7)   6-30-02(7,8)   12-31-02(7,9)  12-31-03
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $22.35       $25.65        $26.37       $24.98          $24.03        $21.57
Net investment income (loss)(2)                      (0.13)       (0.07)        (0.14)       (0.09)           0.01            --(10)
Net realized and unrealized gain (loss)
  on investments                                      3.43         0.79         (1.25)       (0.86)          (2.47)         4.15
Total from investment operations                      3.30         0.72         (1.39)       (0.95)          (2.46)         4.15
Net asset value, end of period                      $25.65       $26.37        $24.98       $24.03          $21.57        $25.72
Total return(3)(%)                                   14.77         2.81         (5.27)       (3.80)(11)     (10.24)(4,11)  19.24(11)
------------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)               $129          $87           $81         $150            $237          $392
Ratio of expenses to average net assets (%)           1.31         1.31          1.38         1.37            1.27(6)       1.35
Ratio of adjusted expenses to average
  net assets(12)(%)                                     --           --            --         1.40            1.36(6)       1.36
Ratio of net investment loss to average
  net assets (%)                                     (0.66)       (0.23)        (0.54)       (0.36)           0.07(6)      (0.02)
Portfolio turnover (%)                                  14           25             3            3               1            15

(1)  Class R shares began operations on 8-5-03.
(2)  Based on the average of the shares outstanding.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4)  Not annualized.
(5)  Less than $500,000.
(6)  Annualized.
(7)  Audited by previous auditor, Ernst & Young LLP.
(8) Effective 5-17-02, shareholders of the former U.S. Global Leaders Growth Fund became owners of that number of full and fractional shares of Class A shares of the John Hancock U.S. Global Leaders Growth Fund. Additionally, the accounting and performance history of the former U.S. Global Leaders Growth Fund was redesignated as that of Class A of John Hancock U.S. Global Leaders Growth Fund.
(9)  Effective 12-31-02, the fiscal period end changed from June 30 to December
     31.
(10) Less than $0.01 per share.
(11) Total returns would have been lower had certain expenses not been reduced during the periods shown.
(12) Does not take into consideration expense reductions during the periods shown.

--------------------------------------------------------------------------------
The following returns are not audited and are not part of the audited financial highlights presented above:
Without the expense reductions, returns for Class A for the year or period ended June 30, 2002, and December 31, 2002 and 2003 would have been (3.83%), (10.29%)
and 19.23%, respectively.


32 FUND DETAILS

For more information
--------------------------------------------------------------------------------

Two documents are available that offer further information on John Hancock funds:

Annual/Semiannual Report to Shareholders
Includes financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, as well as the auditors' report (in annual report only).

Statement of Additional Information (SAI)
The SAI contains more detailed information on all aspects of the funds. The current annual report is included in the SAI. A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into (is legally a part of) this prospectus.

To request a free copy of the current annual/semiannual report or the SAI, please contact John Hancock:

By mail: John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

By phone: 1-888-972-8696

By EASI-Line: 1-800-597-1897

By TDD: 1-800-554-6713

On the Internet: www.jhfunds.com

Or you may view or obtain these documents from the SEC:

By mail: Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102
(duplicating fee required)

In person: at the SEC's Public Reference Room in Washington, DC. For access to the Reference Room call 1-202-942-8090

By electronic request: publicinfo@sec.gov
(duplicating fee required)

On the Internet: www.sec.gov

(C)2004 JOHN HANCOCK FUNDS, LLC        MFRPN   7/04


[John Hancock LOGO]

John Hancock Funds, LLC
MEMBER NASD
101 Huntington Avenue
Boston, MA 02199-7603

www.jhfunds.com

-------------------------------------
Now available: electronic delivery
www.jhancock.com/funds/edelivery
-------------------------------------

                             JOHN HANCOCK BOND FUND

              Class A, Class B, Class C, Class I and Class R Shares
                       Statement of Additional Information


                    October 1, 2003 as revised July 15, 2004


This Statement of Additional Information provides information about John Hancock Bond Fund (the "Fund") in addition to the information that is contained in the combined John Hancock Income Funds current Prospectus for Class A, B and C and in the Fund's current Class I share and Class R share prospectuses (the "Prospectuses"). The Fund is a diversified series of John Hancock Sovereign Bond Fund (the "Trust").

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus. This Statement of Additional Information incorporates by reference the Fund's Annual report. A copy of the Prospectuses or Annual Report can be obtained free of charge by writing or telephoning:

                      John Hancock Signature Services, Inc.
                         1 John Hancock Way, Suite 1000
                        Boston, Massachusetts 02217-1000
                                 1-800-225-5291

                                TABLE OF CONTENTS
                                                                            Page

Organization of the Fund.......................................................2
Investment Objective and Policies..............................................2
Investment Restrictions.......................................................15
Those Responsible for Management..............................................18
Investment Advisory and Other Services........................................25
Distribution Contracts........................................................28
Sales Compensation............................................................31
Net Asset Value...............................................................33
Initial Sales Charge on Class A Shares........................................33
Deferred Sales Charge on Class B and Class C Shares...........................36
Eligible Investors for Class R Shares.........................................40
Special Redemptions...........................................................40
Additional Services and Programs..............................................40
Purchases and Redemptions through Third Parties...............................42
Description of the Fund's Shares..............................................42
Tax Status....................................................................44
Calculation of Performance....................................................48
Brokerage Allocation......................................................... 50
Transfer Agent Services.......................................................54
Custody of Portfolio..........................................................54
Independent Auditors..........................................................54
Fund Securities...............................................................55
Appendix A- Description of Investment Risk...................................A-1
Appendix B-Description of Bond Ratings.......................................B-1
Appendix C-Proxy Voting Summary..............................................C-1
Financial Statements........................................................ F-1

ORGANIZATION OF THE FUND

The Fund is a diversified open-end investment management company organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts. The Fund was organized in 1984. Prior to October 1, 1998, the Fund was called John Hancock Sovereign Bond Fund.


John Hancock Advisers, LLC (prior to February 1, 2002, John Hancock Advisers, Inc.) (the "Adviser") is the Fund's investment adviser. The Adviser is a wholly owned subsidiary of John Hancock Financial Services, Inc., a subsidiary of Manulife Financial Corporation ("Manulife Financial"). Founded in 1862, John Hancock Financial Services and its subsidiaries today offer a broad range of financial products and services, including whole, term, variable, and universal life insurance, as well as college savings products, mutual funds, fixed and variable annuities, long-term care insurance and various forms of business insurance.

Manulife Financial, is the fifth largest life insurer in the world, and the second largest in North America, based on market capitalization as of April 27, 2004. Manulife Financial is a leading Canadian-based financial services group serving millions of customers in 19 countries and territories worldwide. Pro forma funds under management by Manulife Financial and its subsidiaries, including John Hancock, were US$271.6 billion (Cdn$355.9 billion) as of March 31, 2004.

Manulife Financial Corporation trades as `MFC' on the TSX, NYSE and PSE, and under `0945' on the SEHK.


INVESTMENT OBJECTIVE AND POLICIES

The following information supplements the discussion of the Fund's investment objective and policies discussed in the Prospectus. Appendix A contains further information describing investment risks. There is no assurance that the Fund will achieve its investment objective. The investment objective is fundamental and may only be changed with shareholder approval.

The Fund's investment objective is to generate a high level of current income, consistent with prudent investment risk, through investment in a diversified portfolio of freely marketable debt securities. The Adviser seeks high current income consistent with the moderate level of risk associated with a portfolio consisting primarily of investment grade debt securities.

To pursue this goal, the Fund normally invests at least 80% of the value of the Fund's Assets in a diversified portfolio of bonds. These include corporate bonds and debentures as well as U.S. government and agency securities, and are sometimes referred to generally as "debt securities" in this Statement of Additional Information.

With respect to the Fund's investment policy of investing at least 80% of its Assets in bonds, "Assets" means net assets plus the amount of any borrowings for investment purposes. Also, with respect to this 80% policy, the Fund will notify shareholders at least 60 days prior to any change in this policy.

In addition, the Fund contemplates at least 75% of the value of its total assets will be in (1) debt securities that have, at the time of purchase, a rating within the four highest grades as determined by Moody's Investors Service, Inc. ("Moody's") (Aaa, Aa, A or Baa) or Standard & Poor's ("S&P") (AAA, AA, A, or
BBB); (2) debt securities of banks, the U.S. Government and its agencies or instrumentalities and other issuers which, although not rated as a matter of policy by either Moody's or S&P, are considered by the Fund to have investment quality comparable to securities receiving ratings within the four highest grades; and (3) cash and cash equivalents. Under normal conditions, the Fund may not invest more than 10% of total assets in cash and/or cash equivalents (except cash segregated in relation to futures, forward and options contracts). Debt securities rated Baa or BBB are considered medium-grade obligations with speculative characteristics and adverse economic conditions or changing circumstances may weaken the issuers' capacity to pay interest and repay principal. The Fund will, when feasible, purchase debt securities which are non-callable. It is anticipated that under normal conditions, the Fund will not invest more than 25% of its total assets in U.S. dollar-denominated foreign securities (excluding U.S. dollar-denominated Canadian securities). The Fund will diversify its investments among a number of industry groups without concentration in any particular industry. The Fund's investments, and consequently its net asset value, will be subject to the market fluctuations and risks inherent in all securities.

The Fund may purchase corporate debt securities bearing fixed or fixed and contingent interest as well as those which carry certain equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer, or participations based on revenues, sales or profits. The Fund may purchase preferred stock. The Fund will not exercise any such conversion, exchange or purchase rights if, at the time, the value of all equity interests so owned would exceed 10% of the Fund's total assets taken at market value.

For liquidity and flexibility, the Fund may place up to 20% of its Assets in investment-grade short-term securities. In abnormal circumstances, such as situations where the Fund experiences large cash inflows or anticipates unusually large redemptions, and in an abnormal market, economic, political or other conditions, the Fund may temporarily invest more than 20% of its Assets in investment-grade short-term securities, cash, and cash equivalents.

The market value of debt securities which carry no equity participation usually reflects yields generally available on securities of similar quality and type. When such yields decline, the market value of a portfolio already invested at higher yields can be expected to rise if such securities are protected against early call. Similarly, when such yields increase, the market value of a portfolio already invested can be expected to decline. The Fund's portfolio may include debt securities which sell at substantial discounts from par. These securities are low coupon bonds which, during periods of high interest rates, because of their lower acquisition cost tend to sell on a yield basis approximating current interest rates.

Ratings as Investment Criteria.
-------------------------------
In general, the ratings of Moody's and S&P represent the opinions of these agencies as to the quality of the securities which they rate. It should be emphasized, however, that such ratings are relative and subjective and are not absolute standards of quality. These ratings will be used by the Fund as initial criteria for the selection of portfolio securities. Among the factors which will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. Appendix B contains further information concerning the ratings of Moody's and S&P and their significance. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither of these events will require the sale of the securities by the Fund

Participation Interests.
------------------------
Participation interests, which may take the form of interests in, or assignments of certain loans, are acquired from banks who have made these loans or are members of a lending syndicate. The Fund's investments in participation interests may be subject to its 15% limitation on investments in illiquid securities.

Structured Securities.
----------------------
The Fund may invest in structured securities including notes, bonds or debentures, the value of the principal of and/or interest on which is to be determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of the Fund's investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference. Consequently, structured securities entail a greater degree of market risk than other types of debt obligations. Structured securities may also be more volatile, less liquid and more difficult to accurately price than less complex fixed income investments.

Lower Rated High Yield Debt Obligations.
----------------------------------------
The Fund may invest up to 25% of the value of its total assets in fixed income securities rated below Baa by Moody's, or below BBB by S&P, or in securities which are unrated. The Fund may invest in securities rated as low as Ca by Moody's or CC by S&P, which may indicate that the obligations are highly speculative and in default. Lower rated securities are generally referred to as junk bonds. See the Appendix attached to this Statement of Additional Information, for the distribution of securities in the various ratings categories and a description of the characteristics of the categories. The Fund is not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded below the above-stated ratings. The Fund may invest in unrated securities which, in the opinion of the Adviser, offer comparable yields and risks to those securities which are rated.

Debt obligations rated in the lower ratings categories, or which are unrated, involve greater volatility of price and risk of loss of principal and income. In addition, lower ratings reflect a greater possibility of an adverse change in financial condition affecting the ability of the issuer to make payments of interest and principal.

The market price and liquidity of lower rated fixed income securities generally respond to short-term economic, corporate and market developments to a greater extent than do higher rated securities. In the case of lower-rated securities, these developments are perceived to have a more direct relationship to the ability of an issuer of lower rated securities to meet its ongoing debt obligations.

Reduced volume and liquidity in the high yield bond market, or the reduced availability of market quotations, will make it more difficult to dispose of the bonds and value accurately the Fund's assets. The reduced availability of reliable, objective data may increase the Fund's reliance on management's judgment in valuing the high yield bonds. To the extent that the Fund invests in these securities, the achievement of the Fund's objective will depend more on the Adviser's judgment and analysis than would otherwise be the case. In addition, the Fund's investments in high yield securities may be susceptible to adverse publicity and investor perceptions, whether or not the perceptions are justified by fundamental factors. In the past, economic downturns and increases in interest rates have caused a higher incidence of default by the issuers of lower-rated securities and may do so in the future, particularly with respect to highly leveraged issuers. The market prices of zero coupon and payment-in-kind bonds are affected to a greater extent by interest rate changes, and thereby tend to be more volatile than securities that pay interest periodically and in cash. Increasing rate note securities are typically refinanced by the issuers within a short period of time. The Fund accrues income on these securities for tax and accounting purposes, which is required to be distributed to shareholders. Because no cash is received while income accrues on these securities, the Fund may be forced to liquidate other investments to make the distributions.

The Fund may acquire individual securities of any maturity and is not subject to any limits as to the average maturity of its overall portfolio. The longer the Fund's average portfolio maturity, the more the value of the portfolio and the net asset value of the Fund's shares will fluctuate in response to changes in interest rates. An increase in interest rates will generally reduce the value of the Fund's portfolio securities and the Fund's shares, while a decline in interest rates will generally increase their value.

Securities of Domestic and Foreign Issuers.
-------------------------------------------
The Fund may invest in U.S. dollar-denominated securities of foreign and United States issuers that are issued in or outside of the United States. Foreign companies may not be subject to accounting standards and government supervision comparable to U.S. companies, and there is often less publicly available information about their operations. Foreign markets generally provide less liquidity than U.S. markets (and thus potentially greater price volatility) and typically provide fewer regulatory protections for investors. Foreign securities can also be affected by political or financial instability abroad. It is anticipated that under normal conditions, the Fund will not invest more than 25% of its total assets in U.S. dollar-denominated foreign securities (excluding U.S. dollar-denominated Canadian securities).

Government Securities.
----------------------
The Fund may invest in U.S. Government securities, which are obligations issued or guaranteed by the U.S. Government and its agencies, authorities or instrumentalities. Certain U.S. Government securities, including U.S. Treasury bills, notes and bonds, and Government National Mortgage Association certificates ("Ginnie Maes"), are supported by the full faith and credit of the United States. Certain other U.S. Government securities, issued or guaranteed by Federal agencies or government sponsored enterprises, are not supported by the full faith and credit of the United States, but may be supported by the right of the issuer to borrow from the U.S. Treasury. These securities include obligations of the Federal Home Loan Mortgage Corporation ("Freddie Macs"), and obligations supported by the credit of the instrumentality, such as Federal National Mortgage Association Bonds ("Fannie Maes").

Mortgage-backed and Derivative Securities.
------------------------------------------
Mortgage-backed securities represent participation interests in pools of adjustable and fixed rate mortgage loans which are guaranteed by agencies or instrumentalities of the U.S. government. Unlike conventional debt obligations, mortgage-backed securities provide monthly payments derived from the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. The mortgage loans underlying mortgage-backed securities are generally subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Under certain interest and prepayment scenarios, the Fund may fail to recover the full amount of its investment in mortgage-backed securities notwithstanding any direct or indirect governmental or agency guarantee. Since faster than expected prepayments must usually be invested in lower yielding securities, mortgage-backed securities are less effective than conventional bonds in "locking in" a specified interest rate. In a rising interest rate environment, a declining prepayment rate may extend the average life of many mortgage-backed securities. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates.

The Fund's investments in mortgage-backed securities may include conventional mortgage passthrough securities and certain classes of multiple class collateralized mortgage obligations ("CMOs"). In order to reduce the risk of prepayment for investors, CMOs are issued in multiple classes, each having different maturities, interest rates, payment schedules and allocations of principal and interest on the underlying mortgages. Senior CMO classes will typically have priority over residual CMO classes as to the receipt of principal and/or interest payments on the underlying mortgages. The CMO classes in which the Fund may invest include but are not limited to sequential and parallel pay CMOs, including planned amortization class ("PAC") and target amortization class ("TAC") securities.

Different types of mortgage-backed securities are subject to different combinations of prepayment, extension, interest rate and/or other market risks. Conventional mortgage passthrough securities and sequential pay CMOs are subject to all of these risks, but are typically not leveraged. PACs, TACs and other senior classes of sequential and parallel pay CMOs involve less exposure to prepayment, extension and interest rate risk than other mortgage-backed securities, provided that prepayment rates remain within expected prepayment ranges or "collars."

Repurchase Agreements.
----------------------
In a repurchase agreement the Fund would buys a security for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest. The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities. The Adviser will continuously monitor the creditworthiness of the parties with whom the Fund enters into repurchase agreements.

The Fund has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Fund's custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, the Fund could experience delays in liquidating the underlying securities during the period in which the Fund seeks to enforce its rights thereto, possible subnormal levels of income decline in value of the underlying securities or lack of access to income during this period as well as the expense of enforcing its rights.

Reverse Repurchase Agreements.
------------------------------
The Fund may also enter into reverse purchase agreements which involve the sale of U.S. Government securities held in its portfolio to a bank with an agreement that the Fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of "interest" which may be reflected in the repurchase price. Reverse repurchase agreements are considered to be borrowings by the Fund. Reverse repurchase agreements involve the risk that the market value of securities purchased by the Fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. The Fund will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. To minimize various risks associated with reverse repurchase agreements, the Fund will establish and maintain a separate account consisting of liquid securities, of any type or maturity, in an amount at least equal to the repurchase prices of the securities (plus any accrued interest thereon) under such agreements. In addition, the Fund will not enter into reverse repurchase agreements or borrow money, except from banks as a temporary measure for extraordinary emergency purposes in amounts not to exceed 33 1/3% of the Fund's total assets (including the amount borrowed) taken at market value. The Fund will not use leverage to attempt to increase income. The Fund will not purchase securities while outstanding borrowings exceed 5% of the Fund's total assets. The Fund will enter into reverse repurchase agreements only with federally insured banks which are approved in advance as being creditworthy by the Trustees. Under the procedures established by the Trustees, the Adviser will monitor the creditworthiness of the banks involved.

Restricted Securities.
----------------------
The Fund may purchase securities that are not registered ("restricted securities") under the Securities Act of the 1933 Act ("1933 Act"), including commercial paper issued in reliance on Section 4(2) of the 1933 Act. The Fund will not invest more than 15% limit on illiquid investments. If the Trustees determine, based upon a continuing review of the trading markets for specific Section 4(2) paper or Rule 144A securities, that they are liquid, they will not be subject to the 15% limit in illiquid investments. The Trustees may adopt guidelines and delegated to the Adviser the daily function of determining the monitoring and liquidity of restricted investments. The Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations. The Trustees will carefully monitor the Fund's liquidity and availability of information. This investment practice could have the effect of increasing the level of liquidity in the Fund if qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

Options on Securities and Securities Indices.
---------------------------------------------
The Fund may purchase and write (sell) call and put options on any securities in which it may invest or on any securities index based on securities in which it may invest. These options may be listed on national domestic securities exchanges or traded in the over-the-counter market. The Fund may write covered put and call options and purchase put and call options to enhance total return, as a substitute for the purchase or sale of securities, or to protect against declines in the value of portfolio securities and against increases in the cost of securities to be acquired.

Writing Covered Options.
------------------------
A call option on securities written by the Fund obligates the Fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option on securities written by a Fund obligates the Fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Writing covered call options may deprive the Fund of the opportunity to profit from an increase in the market price of the securities in its portfolio. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities to be acquired for its portfolio.

All call and put options written by the Funds are covered. A written call option or put option may be covered by (i) maintaining cash or liquid securities in a segregated account with a value at least equal to the Fund's obligation under the option, (ii) entering into an offsetting forward commitment and/or (iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position. A written call option on securities is typically covered by maintaining the securities that are subject to the option in a segregated account. The Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index.

The Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

Purchasing Options.
-------------------
The Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease ("protective puts") in the market value of securities of the type in which it may invest. The Fund may also sell call and put options to close out its purchased options.

The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. The Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund's portfolio securities. Put options may also be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the Fund's portfolio securities.

The Fund's options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Risks Associated with Options Transactions.
-------------------------------------------
There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The Fund's ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The Adviser will determine the liquidity of each over-the-counter option in accordance with guidelines adopted by the Trustees.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options depends in part on the Adviser's ability to predict future price fluctuations and, for hedging transactions, the degree of correlation between the options and securities markets.

Futures Contracts and Options on Futures Contracts.
---------------------------------------------------
To seek to increase total return or hedge against changes in interest rates or securities prices, the Fund may purchase and sell futures contracts, and purchase and write call and put options on these futures contracts. The Fund may also enter into closing purchase and sale transactions with respect to any of these contracts and options. The futures contracts may be based on various securities (such as U.S. Government securities), securities indices and any other financial instruments and indices. All futures contracts entered into by the Fund are traded on U.S. exchanges or boards of trade that are licensed, regulated or approved by the Commodity Futures Trading Commission ("CFTC").

Futures Contracts.
------------------
A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities will usually be liquidated in this manner, the Fund may instead make, or take, delivery of the underlying securities whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures contracts are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging and Other Strategies.
-----------------------------
Hedging is an attempt to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that the Fund proposes to acquire. When securities prices are falling, the Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When securities prices are rising, the Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

The Fund may, for example, take a "short" position in the futures market by selling futures contracts in an attempt to hedge against an anticipated decline in market prices that would adversely affect the value of the Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund's portfolio securities.

If, in the opinion of the Adviser, there is a sufficient degree of correlation between price trends for the Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in the Fund's portfolio may be more or less volatile than prices of such futures contracts, the Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's portfolio securities.

When a short hedging position is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, the Fund may take a "long" position by purchasing futures contracts. This would be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices then available in the applicable market to be less favorable than prices that are currently available. The Fund may also purchase futures contracts as a substitute for transactions in securities, to alter the investment characteristics of portfolio securities or to gain or increase its exposure to a particular securities market.

Options on Futures Contracts.
-----------------------------
The Fund may purchase and write options on futures for the same purposes as its transactions in futures contracts. The purchase of put and call options on futures contracts will give the Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund's assets. By writing a call option, the Fund becomes obligated, in exchange for the premium (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the Fund intends to purchase. However, the Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. The loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option of the same series. There is no guarantee that such closing transactions can be effected. The Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

Other Considerations.
---------------------
The Fund will engage in futures and related options transactions either for bona fide hedging purposes or to seek to increase total return as permitted by the CFTC. To the extent that the Fund is using futures and related options for hedging purposes, futures contracts will be sold to protect against a decline in the price of securities that the Fund owns or futures contracts will be purchased to protect the Fund against an increase in the price of securities it intends to purchase. The Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or securities or instruments which it expects to purchase. As evidence of its hedging intent, the Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

To the extent that the Fund engages in nonhedging transactions in futures contracts and options on futures, the aggregate initial margin and premiums required to establish these nonhedging positions will not exceed 5% of the net asset value of the Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase.

Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Fund to purchase securities, require the Fund to establish a segregated account consisting of cash or liquid securities in an amount equal to the underlying value of such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates or securities prices may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions.

Perfect correlation between the Fund's futures positions and portfolio positions will be impossible to achieve. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

Some futures contracts or options on futures may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in a futures contract or related option, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or related option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the Fund from closing out positions and limiting its losses.

Forward Commitment and When-Issued Securities.
----------------------------------------------
The Fund may purchase securities on a when-issued or forward commitment basis. "When-issued" refers to securities whose terms are available and for which a market exists, but which have not been issued. The Fund will engage in when-issued transactions with respect to securities purchased for its portfolio in order to obtain what is considered to be an advantageous price and yield at the time of the transaction. For when-issued transactions, no payment is made until delivery is due, often a month or more after the purchase. In a forward commitment transaction, the Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time.

When the Fund engages in forward commitment and when-issued transactions, it relies on the seller to consummate the transaction. The failure of the issuer or seller to consummate the transaction may result in the Fund's losing the opportunity to obtain a price and yield considered to be advantageous. The purchase of securities on a when- issued or forward commitment basis also involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

On the date the Fund enters into an agreement to purchase securities on a when-issued or forward commitment basis, the Fund will segregate in a separate account cash or liquid securities, of any type or maturity, equal in value to the Fund's commitment. These assets will be valued daily at market, and additional cash or securities will be segregated in a separate account to the extent that the total value of the assets in the account declines below the amount of the when-issued commitments. Alternatively, the Fund may enter into offsetting contracts for the forward sale of other securities that it owns.

Mortgage "Dollar Roll" Transactions.
------------------------------------
The Fund may enter into mortgage "dollar roll" transactions with selected banks and broker-dealers pursuant to which the Fund sells mortgage-backed securities and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. The Fund will only enter into covered rolls. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. Covered rolls are not treated as a borrowing or other senior security and will be excluded from the calculation of the Fund's borrowings and other senior securities. For financial reporting and tax purposes, the Fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale.

Asset-Backed Securities.
------------------------
The Fund may invest a portion of its assets in asset-backed securities. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, the Fund's ability to maintain positions in these securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time.

Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset- backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

Swaps, Caps, Floors and Collars.
--------------------------------
As one way of managing its exposure to different types of investments, the Fund may enter into interest rate swaps, currency swaps, and other types of swap agreements such as caps, collars and floors. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a "notional principal amount," in return for payments equal to a fixed rate times the same amount, for a specified period of time. If a swap agreement provides for payment in different currencies, the parties might agree to exchange the notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift the Fund's investment exposure from one type of investment to another. For example, if the Fund agreed to exchange payments in dollars for payments in a foreign currency, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield.

Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on the Fund's performance. Swap agreements are subject to risks related to the counterparty's ability to perform, and may decline in value if the counterparty's creditworthiness deteriorates. The Fund may also suffer losses if it is unable to terminate outstanding swap agreements or reduce its exposure through offsetting transactions. The Fund will maintain in a segregated account with its custodian, cash or liquid, high grade debt securities equal to the net amount, if any, of the excess of the Fund's obligations over its entitlements with respect to swap, cap, collar or floor transactions.

Pay-In-Kind, Delayed and Zero Coupon Bonds.
-------------------------------------------
The Fund may invest in pay-in- kind, delayed and zero coupon bonds. These are securities issued at a discount from their face value because interest payments are typically postponed until maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. These securities also may take the form of debt securities that have been stripped of their interest payments. A portion of the discount with respect to stripped tax-exempt securities or their coupons may be taxable. The market prices in pay-in-kind, delayed and zero coupon bonds generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality. The Fund's investments in pay-in-kind, delayed and zero coupon bonds may require the Fund to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements. See "TAX STATUS."

Brady Bonds.
------------
The Fund may invest in Brady Bonds and other sovereign debt securities of countries that have restructured or are in the process of restructuring sovereign debt pursuant to the Brady Plan. Brady Bonds are debt securities described as part of a restructuring plan created by U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external indebtedness (generally, commercial bank debt). In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the World Bank and the International Monetary Fund (the "IMF"). The Brady Plan facilitates the exchange of commercial bank debt for newly issued bonds (known as Brady Bonds). The World Bank and the IMF provide funds pursuant to loan agreements or other arrangements which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount. Under these arrangements the IMF debtor nations are required to implement domestic monetary and fiscal reforms. These reforms have included the liberalization of trade and foreign investment, the privatization of state-owned enterprises and the setting of targets for public spending and borrowing. These policies and programs seek to promote the debtor country's ability to service its external obligations and promote its economic growth and development. The Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors. The Adviser believes that economic reforms undertaken by countries in connection with the issuance of Brady Bonds make the debt of countries which have issued or have announced plans to issue Brady Bonds an attractive opportunity for investment.

Brady Bonds may involve a high degree of risk, may be in default or present the risk of default. Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt, bonds issued at a discount of face value of such debt, bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Certain Brady Bonds have been collateralized as to principal due at maturity by

U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds, although the collateral is not available to investors until the final maturity of the Brady Bonds. Collateral purchases are financed by the IMF, the World Bank and the debtor nations' reserves. In addition, the first two or three interest payments on certain types of Brady Bonds may be collateralized by cash or securities agreed upon by creditors. Although Brady Bonds may be collateralized by U.S. Government securities, repayment of principal and interest is not guaranteed by the U.S. Government.

Lending of Securities.
----------------------
The Fund may lend portfolio securities to brokers, dealers, and financial institutions if the loan is collateralized by cash or U.S. Government securities according to applicable regulatory requirements. The Fund may reinvest any cash collateral in short-term securities and money market funds. When the Fund lends portfolio securities, there is a risk that the borrower may fail to return the securities involved in the transaction. As a result, the Fund may incur a loss or, in the event of the borrower's bankruptcy, the Fund may be delayed in or prevented from liquidating the collateral. It is a fundamental policy of the Fund not to lend portfolio securities having a total value exceeding 33 1/3% of its total assets.

Rights and Warrants.
--------------------
The Fund may purchase warrants and rights which are securities permitting, but not obligating, their holder to purchase the underlying securities at a predetermined price, subject to the Fund's Investment Restrictions. Generally, warrants and stock purchase rights do not carry with them the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. As a result, an investment in warrants and rights may be considered to entail greater investment risk than certain other types of investments. In addition, the value of warrants and rights does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or prior to their expiration date. Investment in warrants and rights increases the potential profit or loss to be realized from the investment of a given amount of the Fund's assets as compared with investing the same amount in the underlying stock.

Short-Term Trading and Portfolio Turnover.
------------------------------------------
Short-term trading means the purchase and subsequent sale of a security after it has been held for a relatively brief period of time. The Fund may engage in short-term trading in response to stock market conditions, changes in interest rates or other economic trends and developments, or to take advantage of yield disparities between various fixed income securities in order to realize capital gains or improve income. Short term trading may have the effect of increasing portfolio turnover rate. A high rate of portfolio turnover (100% or greater) involves correspondingly greater brokerage expenses. The Fund's portfolio turnover rate is set forth in the table under the caption "Financial Highlights" in the Prospectus.

The Fund intends to use short-term trading of securities as a means of managing its portfolio to achieve its investment objective. The Fund, in reaching a decision to sell one security and purchase another security at approximately the same time, will take into account a number of factors, including the quality ratings, interest rates, yields, maturity dates, call prices, and refunding and sinking fund provisions of the securities under consideration, as well as historical yield spreads and current economic information. The success of short-term trading will depend upon the ability of the Fund to evaluate particular securities, to anticipate relevant market factors, including trends of interest rates and earnings and variations from such trends, to obtain relevant information, to evaluate it promptly, and to take advantage of its evaluations by completing transactions on a favorable basis. It is expected that the expenses involved in short-term trading, which would not be incurred by an investment company which does not use this portfolio technique, will be significantly less than the profits and other benefits which will accrue to shareholders.

The portfolio turnover rate will depend on a number of factors, including the fact that the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, the Fund intends to limit its short-term trading so that less than 30% of the Fund's gross annual income (including all dividend and interest income and gross realized capital gains, both short and long-term, without being offset for realized capital losses) will be derived from gross realized gains on the sale or other disposition of securities held for less than three months. This limitation, which must be met by all mutual funds in order to obtain such Federal tax treatment, at certain times may prevent the Fund from realizing capital gains on some securities held for less than three months.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions.
------------------------------------
The following investment restrictions will not be changed without approval of a majority of the Fund's outstanding voting securities which, as used in the Prospectus and this Statement of Additional Information, means approval by the lesser of (1) the holders of 67% or more of the Fund's shares represented at a meeting if more than 50% of the Fund's outstanding shares are present in person or by proxy at that meeting or (2) more than 50% of the Fund's outstanding shares.

The Fund may not:

         (1) Issue senior securities, except as permitted by paragraphs (2), (6) and (7) below. For purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the purchase or sale of options, futures contracts and options on futures contracts, forward commitments, forward foreign exchange contracts and repurchase agreements entered into in accordance with the Fund's investment policy, and the pledge, mortgage or hypothecation of the Fund's assets within the meaning of paragraph
(3) below are not deemed to be senior securities.

         (2) Borrow money, except from banks as a temporary measure for extraordinary emergency purposes in amounts not to exceed 33 1/3% of the Fund's total assets (including the amount borrowed) taken at market value. The Fund will not use leverage to attempt to increase income. The Fund will not purchase securities while outstanding borrowings exceed 5% of the Fund's total assets.

         (3) Pledge, mortgage, or hypothecate its assets, except to secure indebtedness permitted by paragraph (2) above and then only if such pledging, mortgaging or hypothecating does not exceed 33 1/3% of the Fund's total assets taken at market value.

         (4) Act as an underwriter, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter for purposes of the 1933 Act.

         (5) Purchase or sell real estate or any interest therein, except that the Fund may invest in securities of corporate or governmental entities secured by real estate or marketable interests therein or issued by companies that invest in real estate or interests therein.

         (6) Make loans, except that the Fund (1) may lend portfolio securities in accordance with the Fund's investment policies up to 33 1/3% of the Fund's total assets taken at market value, (2) enter into repurchase agreements, and
(3) purchase all or a portion of an issue of publicly distributed debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

         (7) Invest in commodities or commodity contracts or in puts, calls, or combinations of both, except interest rate futures contracts, options on securities, securities indices, currency and other financial instruments and options on such futures contracts, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the Fund's investment policies.

         (8) Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after such purchase, the value of its investments in such industry would exceed 25% of its total assets taken at market value at the time of each investment. This limitation does not apply to investments in obligations of the U.S. Government or any of its agencies or instrumentalities.

         (9) Purchase securities of an issuer, (other than the U.S. Government, its agencies or instrumentalities) if

                  (a) Such purchase would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer, or

                  (b) Such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

In connection with the lending of portfolio securities under item (6) above, such loans must at all times be fully collateralized by cash or securities of the U.S. Government or its agencies or instrumentalities and the Fund's custodian must take possession of the collateral either physically or in book entry form. Any cash collateral will consist of short-term high quality debt instruments. Securities used as collateral must be marked to market daily.

Non-fundamental Investment Restrictions.
----------------------------------------
The following investment restrictions are designated as non-fundamental and may be changed by the Trustees without shareholder approval: The Fund may not:

         (a) Participate on a joint or joint-and-several basis in any securities trading account. The "bunching" of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of the Adviser to save commissions or to average prices among them is not deemed to result in a securities trading account.

         (b) Purchase securities on margin or make short sales, except margin deposits in connection with transactions in options, futures contracts, options on futures contracts and other arbitrage transactions or unless by virtue of its ownership of other securities, the Fund has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions, except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities and in connection with transactions involving forward foreign currency exchange transactions.

         (c) Invest for the purpose of exercising control over or management of any company.

         (d) Invest more than 15% of its net assets in illiquid securities.

         (e) Purchase a security if, as a result, (i) more than 10% of the Fund's total assets would be invested in the securities of other investment companies, (ii) the Fund would hold more than 3% of the total outstanding voting securities of any one investment company, or (iii) more than 5% of the Fund's total assets would be invested in the securities of any one investment company. These limitations do not apply to (a) the investment of cash collateral, received by the Fund in connection with lending the Fund's portfolio securities, in the securities of open-end investment companies or (b) the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or purchase of substantially all of the assets of another investment company. Subject to the above percentage limitations, the Fund may, in connection with the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees/Directors, purchase securities of other investment companies within the John Hancock Group of Funds.

Except with respect to borrowing money, if a percentage restriction on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value of the Fund's assets will not be considered a violation of the restriction.

The Fund  will  invest  only in  countries  on the  Adviser's  Approved  Country
Listing. The Approved Country Listing is a list maintained by the Adviser's investment department that outlines all countries, including the United States, that have been approved for investment by Funds managed by the Adviser.

If allowed by the Fund's other investment policies and restrictions, the Fund may invest up to 5% of its total assets in Russian equity securities and up to 10% of its total assets in Russian fixed income securities. All Russian securities must be: (1) denominated in U.S. dollars, Canadian dollars, euros, sterling, or yen; (2) traded on a major exchange; and (3) held physically outside of Russia.

THOSE RESPONSIBLE FOR MANAGEMENT

The business of the Fund is managed by its Trustees, who elect officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Trustees. Several of the officers and Trustees of the Fund are also officers or Directors of the Adviser, or officers and Directors of the Fund's principal distributor, John Hancock Funds, LLC (prior to February 1, 2002, John Hancock Funds, Inc.) ("John Hancock Funds").


---------------------------- ------------- ----------- ------------------------------------------------------------
                                                                                                       Number of
                                                                                                       John Hancock
                             Position(s)   Trustee/                                                    Funds
Name, Address (1)            Held with     Officer     Principal Occupation(s) and other               Overseen by
And Age                      Fund          since(2)    Directorships During Past 5 Years               Trustee
---------------------------- ------------- ----------- ----------------------------------------------- --------------
Independent Trustees
---------------------------- ------------- ----------- ----------------------------------------------- --------------
Charles L. Ladner            Chairman      2004        Chairman and Trustee, Dunwoody Village, Inc.    49
Born:  1938                  and Trustee               (continuing care retirement community);
                                                       Senior Vice President and Chief Financial
                                                       Officer, UGI Corporation (Public
                                                       Utility Holding Company)(retired 1998); Vice
                                                       President and Director for AmeriGas, Inc.
                                                       (retired 1998); Director of AmeriGas Partners,
                                                       L.P. (until 1997) (gas distribution); Director,
                                                       Energy North, Inc. (until 1995); Director, Parks
                                                       and History Association (since 2001).

---------------------------- ------------- ----------- ----------------------------------------------- --------------
Dennis S. Aronowitz          Trustee       1988        Professor of Law, Emeritus, Boston University   20
Born:  1931                                            School of Law (as of 1996); Director,
                                                       Brookline Bancorp.

---------------------------- ------------- ----------- ----------------------------------------------- --------------
Richard P. Chapman, Jr.      Trustee       1975        President and Chief Executive Officer,          20
Born:  1935                                            Brookline Bancorp., Inc.  (lending) (since
                                                       1972); Trustee, Northeastern University
                                                       (education); Chairman and Director, Lumber
                                                       Insurance Co. (insurance) (until 2000);
                                                       Chairman and Director, Northeast Retirement
                                                       Services, Inc. (retirement administration)
                                                       (since 1998).

---------------------------- ------------- ----------- ----------------------------------------------- --------------
William J. Cosgrove          Trustee       1991        Vice President, Senior Banker and Senior        20
Born:  1933                                            Credit Officer, Citibank, N.A. (retired
                                                       1991); Executive Vice President, Citadel
                                                       Group Representatives, Inc.;  Director,
                                                       Hudson City Bancorp; Trustee, Scholarship
                                                       Fund for Inner City Children (since 1986).

---------------------------- ------------- ----------- ----------------------------------------------- --------------

(1) Business address for independent and non-independent Trustees and officers is 101 Huntington Avenue, Boston, Massachusetts 02199.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Non-Independent Trustee: holds positions with the Fund's investment adviser, underwriter, and /or certain other affiliates.

---------------------------- ------------- ----------- ----------------------------------------------- --------------
                                                                                                       Number of John
                             Position(s)   Trustee/                                                    Hancock Funds
Name, Address (1)            Held with     Officer     Principal Occupation(s) and other               Overseen by
And Age                      Fund          since(2)    Directorships During Past 5 Years               Trustee
---------------------------- ------------- ----------- ----------------------------------------------- ----------------
Richard A. Farrell           Trustee       1996        President, Farrell, Healer & Co., Inc.,         20
Born:  1932                                            (venture capital management firm)(since 1980)
                                                       and General Partner of the Venture Capital Fund
                                                       of NE (since 1980); Trustee, Marblehead
                                                       Savings Bank (since 1994); Prior to 1980,
                                                       headed the venture capital group at Bank of
                                                       Boston Corporation.

---------------------------- ------------- ----------- ----------------------------------------------- ----------------
William F. Glavin            Trustee       1996        President Emeritus, Babson College (as of       20
Born:  1932                                            1998); Vice Chairman, Xerox Corporation
                                                       (until 1989); Director, Reebok, Inc. (until
                                                       2002) and Inco Ltd. (until 2002).

---------------------------- ------------- ----------- ----------------------------------------------- ----------------
John A. Moore                Trustee       1996        President and Chief Executive Officer,          30
Born:  1939                                            Institute for Evaluating Health Risks,
                                                       (nonprofit institution)
                                                       (until 2001); Senior
                                                       Scientist, Sciences
                                                       International (health
                                                       research)(since 1998);
                                                       Principal, Hollyhouse
                                                       (consulting)(since 2000);
                                                       Director, CIIT(nonprofit
                                                       research) (since 2002).

---------------------------- ------------- ----------- ----------------------------------------------- ----------------
Patti McGill Peterson        Trustee       1996        Executive Director, Council for International   30
Born:  1943                                            Exchange of Scholars (since 1998); Vice
                                                       President, Institute of International Education
                                                       (since 1998); Senior Fellow, Cornell Institute
                                                       of Public Affairs, Cornell University (until
                                                       1997); President Emerita of Wells College and St.
                                                       Lawrence University; Director, Niagara Mohawk
                                                       Power Corporation (electric utility);
                                                       Director, Ford Foundation, International
                                                       Fellowships Program (since 2002); Director,
                                                       Lois Roth Endowment (since 2002); Director,
                                                       Council for International Exchange (since 2003);
                                                       Advisory Board, UNCF, Global Partnerships
                                                       Center (since 2002).

---------------------------- ------------- ----------- ----------------------------------------------- ----------------

(1) Business address for independent and non-independent Trustees and officers is 101 Huntington Avenue, Boston, Massachusetts 02199.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Non-Independent Trustee: holds positions with the Fund's investment adviser, underwriter, and /or certain other affiliates.

-------------------------------- -------------- ----------- ---------------------------------------------- --------------
                                                                                                           Number
                                                                                                           of John
                                                                                                           Hancock
                                 Position(s)    Trustee/                                                   Funds
Name, Address (1)                Held with      Officer     Principal Occupation(s) and other              Overseen
And Age                          Fund           since(2)    Directorships During Past 5 Years              by Trustee
-------------------------------- -------------- ----------- ---------------------------------------------- --------------
John W. Pratt                    Trustee        1996        Professor of Business Administration           20
Born:  1931                                                 Emeritus,  Harvard University Graduate
                                                            School of Business Administration (as of
                                                            1998).
-------------------------------- -------------- ----------- ---------------------------------------------- --------------
Non-Independent Trustee
-------------------------------- -------------- ----------- ---------------------------------------------- --------------
James A. Shepherdson (3)         Trustee,       2004        Executive Vice President, Manulife Financial   49
Born:  1952                      President                  Corporation (since 2004); Chairman,
                                 and Chief                  Director, President and Chief Executive
                                 Executive                  Officer, John Hancock Advisers, LLC (the
                                 Officer                    "Adviser") and The Berkeley Group, LLC ("The
                                                            Berkeley Group"); Chairman, Director,
                                                            President and Chief Executive Officer,
                                                            John Hancock Funds, LLC. ("John Hancock
                                                            Funds"); Chairman, Director, President
                                                            and Chief Executive Officer, Sovereign
                                                            Asset Management Corporation ("SAMCorp.");
                                                            President, John Hancock Retirement
                                                            Services, John Hancock Life
                                                            Insurance Company (until 2004);
                                                            Chairman, Essex Corporation (until
                                                            2004); Co-Chief Executive Office
                                                            MetLife Investors Group (until 2003),
                                                            Senior Vice President, AXA/Equitable
                                                            Insurance Company (until 2000).

-------------------------------- -------------- ----------- ---------------------------------------------- --------------

(1) Business address for independent and non-independent Trustees and officers is 101 Huntington Avenue, Boston, Massachusetts 02199.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Non-Independent Trustee: holds positions with the Fund's investment adviser, underwriter, and /or certain other affiliates.

---------------------------------- ------------- ---------- ---------------------------------------------- --------------
                                                                                                           Number
                                                                                                           of John
                                                                                                           Hancock
                                   Position(s)   Trustee/                                                  Funds
Name, Address (1)                  Held with     Officer    Principal Occupation(s) and other              Overseen
And Age                            Fund          since(2)   Directorships During Past 5 Years              by Trustee
---------------------------------- ------------- ---------- ---------------------------------------------- --------------
Principal Officers who are not
Trustees
---------------------------------- ------------- ---------- ---------------------------------------------- --------------
Richard A. Brown                   Senior Vice   2000       Senior Vice President, Chief Financial         N/A
Born:  1949                        President                Officer and Treasurer, the Adviser, John
                                   and Chief                Hancock Funds, and The Berkeley Group;
                                   Financial                Second Vice President and Senior Associate
                                   Officer                  Controller, Corporate Tax Department, John
                                                            Hancock Financial Services, Inc. (until
                                                            2001).

---------------------------------- ------------- ---------- ---------------------------------------------- --------------
William H. King                    Vice          1988       Vice President and Assistant Treasurer, the    N/A
Born:  1952                        President                Adviser; Vice President and Treasurer of
                                   and                      each of the John Hancock funds; Assistant
                                   Treasurer                Treasurer of each of the John Hancock funds
                                  (until 2001).

---------------------------------- ------------- ---------- ---------------------------------------------- --------------
Susan S. Newton                    Senior Vice   1984       Senior Vice President, Secretary and Chief     N/A
Born:  1950                        President,               Legal Officer, SAMCorp., the Adviser and
                                   Secretary                each of the John Hancock funds, John Hancock
                                   and Chief                Funds and The Berkeley Group; Vice
                                   Legal                    President, Signature Services (until 2000),
                                   Officer                  Director, Senior Vice President and
                                                            Secretary, NM Capital.
---------------------------------- ------------- ---------- ---------------------------------------------- --------------

(1) Business address for independent and non-independent Trustees and officers is 101 Huntington Avenue, Boston, Massachusetts 02199.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Non-Independent Trustee: holds positions with the Fund's investment adviser, underwriter, and /or certain other affiliates.

The Fund's Board of Trustees currently has four standing Committees: the Audit Committee, the Administration Committee, the Contracts/Operations Committee and the Investment Performance Committee. Each Committee is comprised of Independent Trustees who are not "interested persons."

The Audit Committee members are Messrs. Moore (Chairman), Glavin and Ms. McGill Peterson. All of the members of the Audit Committee are independent under the New York Stock Exchange's Revised Listing Rules and each member is financially literate with at least one having accounting or financial management expertise. The Board has adopted a written charter for the Audit Committee. The Audit Committee recommends to the full board auditors for the Fund, monitors and oversees the audits of the Fund, communicates with both independent auditors and internal auditors on a regular basis and provides a forum for the auditors to report and discuss any matters they deem appropriate at any time. The Audit Committee held four meetings during the fiscal year ended May 31, 2003.

The Administration Committee members are all of the independent Trustees. The Administration Committee reviews the activities of the other four standing committees and makes the final selection and nomination of candidates to serve as Independent Trustees. All members of the Administration Committee are independent under the New York Stock Exchange's Revised Listing Rules and are not interested persons, as defined in the 1940 Act, of John Hancock or the Fund (the "Independent Trustees"). Among other things, the Administration Committee acts as a nominating committee of the Board. The Trustees who are not Independent Trustees and the officers of the Fund are nominated and selected by the Board. The Administration Committee does not have at this time formal criteria for the qualifications of candidates to serve as an Independent Trustee, although the Administration Committee may develop them in the future. In reviewing a potential nominee and in evaluating the renomination of current Independent Trustees, the Administration Committee expects to apply the following criteria: (i) the nominee's reputation for integrity, honesty and adherence to high ethical standards, (ii) the nominee's business acumen, experience and ability to exercise sound judgments, (iii) a commitment to understand the Fund and the responsibilities of a trustee of an investment company, (iv) a commitment to regularly attend and participate in meetings of the Board and its committees, (v) the ability to understand potential conflicts of interest involving management of the Fund and to act in the interests of all shareholders, and (vi) the absence of a real or apparent conflict of interest that would impair the nominee's ability to represent the interests of all the shareholders and to fulfill the responsibilities of an Independent Trustee. The Administration Committee does not necessarily place the same emphasis on each criteria and each nominee may not have each of these qualities. The Administration Committee does not discriminate on the basis of race, religion, national origin, sex, sexual orientation, disability or any other basis proscribed by law. The Administration Committee held four meetings during the fiscal year ended May 31, 2003.

As long as an existing Independent Trustee continues, in the opinion of the Administration Committee, to satisfy these criteria, the Fund anticipates that the Committee would favor the renomination of an existing Trustee rather than a new candidate. Consequently, while the Administration Committee will consider nominees recommended by shareholders to serve as trustees, the Administration Committee may only act upon such recommendations if there is a vacancy on the Board or the Administration Committee determines that the selection of a new or additional Independent Trustee is in the best interests of the Fund. In the event that a vacancy arises or a change in Board membership is determined to be advisable, the Administration Committee will, in addition to any shareholder recommendations, consider candidates identified by other means, including candidates proposed by members of the Administration Committee. While it has not done so in the past, the Administration Committee may retain a consultant to assist the Committee in a search for a qualified candidate.

Any shareholder recommendation must be submitted in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, to be considered by the Administration Committee. In evaluating a nominee recommended by a shareholder, the Administration Committee, in addition to the criteria discussed above, may consider the objectives of the shareholder in submitting that nomination and whether such objectives are consistent with the interests of all shareholders. If the Board determines to include a shareholder's candidate among the slate of nominees, the candidate's name will be placed on the Fund's proxy card. If the Administration Committee or the Board determines not to include such candidate among the Board's designated nominees and the shareholder has satisfied the requirements of Rule 14a-8, the shareholder's candidate will be treated as a nominee of the shareholder who originally nominated the candidate. In that case, the candidate will not be named on the proxy card distributed with the Fund's proxy statement.

Shareholders may communicate with the members of the Board as a group or individually. Any such communication should be sent to the Board or an individual Trustee c/o the secretary of the Fund at the address on the notice of this meeting. The Secretary may determine not to forward any letter to the members of the Board that does not relate to the business of the Fund.

The Contracts/Operations Committee members are Messrs. Aronowitz (Chairman), and Farrell. The Contracts/Operations Committee oversees the initiation, operation, and renewal of contracts between the Fund and other entities. These contracts include advisory and subadvisory agreements, custodial and transfer agency agreements and arrangements with other service providers. The Contracts/Operations Committee held five meetings during the fiscal year ended May 31, 2003.

The Investment Performance Committee members are Messrs. Chapman (Chairman), Cosgrove and Pratt. The Investment Performance Committee monitors and analyzes the performance of the Fund generally, consults with the adviser as necessary if the Fund requires special attention, and reviews peer groups and other comparative standards as necessary. The Investment Performance Committee held four meetings during the fiscal year ended May 31, 2003.


The following table provides a dollar range indicating each Trustee's ownership of equity securities of the Fund, as well as aggregate holdings of shares of equity securities of all John Hancock Funds overseen by the Trustee, as of December 31, 2002.


----------------------------------- -------------------------------- -----------------------------------------------

                                                                     Aggregate Dollar Range of holdings
                                    Dollar Range of Fund shares      in John Hancock funds overseen
Name of Trustee                     Owned by Trustee (1)             by Trustee (1)
----------------------------------- -------------------------------- -----------------------------------------------
Independent Trustees
----------------------------------- -------------------------------- -----------------------------------------------
Dennis S. Aronowitz                 $1-$10,000                       $50,001-$100,000
----------------------------------- -------------------------------- -----------------------------------------------
Richard P. Chapman, Jr.             $1-$10,000                       Over $100,000
----------------------------------- -------------------------------- -----------------------------------------------
William J. Cosgrove                 $10,001-$50,000                  Over $100,000
----------------------------------- -------------------------------- -----------------------------------------------
Richard A. Farrell                  $1-$10,000                       Over $100,000
----------------------------------- -------------------------------- -----------------------------------------------
William F. Glavin                   $1-$10,000                       Over $100,000
----------------------------------- -------------------------------- -----------------------------------------------
Dr. John A. Moore                   $10,001-$50,000                  Over $100,000
----------------------------------- -------------------------------- -----------------------------------------------
Patti McGill Peterson               $10,001-$50,000                  Over $100,000
----------------------------------- -------------------------------- -----------------------------------------------
John W. Pratt                       $1-$10,000                       Over $100,000
----------------------------------- -------------------------------- -----------------------------------------------
*Non-Independent Trustees
----------------------------------- -------------------------------- -----------------------------------------------
John M. DeCiccio                    None                             Over $100,000
----------------------------------- -------------------------------- -----------------------------------------------
Maureen Ford Goldfarb               $1-$10,000                       Over $100,000
----------------------------------- -------------------------------- -----------------------------------------------

(1) Under the John Hancock Deferred Compensation Plan for Independent Trustees, an Independent Trustee may elect to earn a return on his deferred fees equal to the amount that he would have earned if the deferred fees amount were invested in one or more funds in the John Hancock fund complex. Under these circumstances, a trustee is not the legal owner of the underlying shares, but participates in any positive or negative return on those shares to the same extent as other shareholders. If the Trustees were deemed to own the shares used in computing the value of his deferred compensation, as of December 31, 2002, the respective "Dollar Range of Fund Shares Owned by Trustee" and the "Aggregate Dollar Range of holdings in John Hancock funds overseen by Trustee" would be $1-$10,000 and over $100,000 for Mr. Chapman, $10,001-$50,000 and over $100,000 for Mr. Cosgrove, $1-$10,000 and over
     $100,000 for Mr. Glavin, $50,001-$100,000 and over $100,000 for Mr. Moore.


The following table provides information regarding the compensation paid by the Fund and the other investment companies in the John Hancock Fund Complex to the Independent Trustees for their services. Any Non-Independent Trustee, and each of the officers of the Fund who are interested persons of the Adviser, are compensated by the Adviser and/or affiliates and receive no compensation from the Fund for their services.

*Mr. DeCiccio resigned as of March 19, 2004 and Ms. Ford Goldfarb resigned as of May 12, 2004. Both were Non-Independent Trustees.

                                         Aggregate                            Total Compensation From the Fund and
                                         Compensation                         John Hancock Fund Complex to
Independent Trustees                     From the Fund(1)                     Trustees(2)
--------------------                     ----------------                     -----------
Dennis S. Aronowitz                      $ 10,875                             $  72,000
Richard P. Chapman, Jr+                    12,037                                78,100
William J. Cosgrove+                       11,370                                75,100
Richard A. Farrell                         11,319                                75,000
Gail D. Fosler+                             1,755                                72,000
William F. Glavin+                         11,196                                75,000
Dr. John A. Moore+                          8,729                                72,000
Patti McGill Peterson                       8,640                                72,000
John W. Pratt                              10,927                                72,100
                                         ---------                            -----------
Total                                    $ 86,848                             $ 663,300

(1) Compensation is for the current fiscal year ending May 31, 2003

(2) Total compensation paid by the John Hancock Funds Complex to the Independent Trustees is as of December 31, 2002. As of this date, there were sixty-one funds in the John Hancock Fund Complex, with Mr. Moore and Ms. Peterson serving on thirty-nine funds and each other Independent Trustees serving on thirty-one funds.

+As of December 31, 2002 the value of the aggregate accrued deferred compensation amount from all funds in the John Hancock Funds Complex for Mr. Chapman was $46,844, Mr. Cosgrove was $166,358, Mr. Glavin was $219,230 and for Dr. Moore was $203,650 under the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees (the "Plan").

+ As of December 31, 2002, Ms. Fosler resigned as a Trustee of the Complex.

All of the officers listed are officers or employees of the Adviser or Affiliated Companies. Some of the Trustees and officers may also be officers or Trustees of one or more of the other funds for which the Adviser serves as investment adviser.

As of September 3, 2003, the officers and Trustees of the Fund as a group beneficially owned less than 1% of the outstanding shares of the Fund. As of that date, the following shareholders beneficially owned 5% or more of the outstanding shares of each Class of the Fund:

-------------------------------------------------- ---------------------- ------------------------------------------
                                                                          Percentage of Total Outstanding Shares
Name and Address of Shareholders                   Class of Shares        of the Class of the  Fund
--------------------------------                   -----------------      -------------------------
-------------------------------------------------- ---------------------- ------------------------------------------
MLPF&S For The Sole                                          B                             21.41%
Benefit of Its Customers
Attn Fund Administration 97C84
4800 Deer Lake Drive East 2nd Fl
Jacksonville FL 32246-6484

-------------------------------------------------- ---------------------- ------------------------------------------
MLPF&S For The Sole                                          C                             28.78%
Benefit of Its Customers
Attn Fund Administration
4800 Deer Lake Drive East 2nd Fl
Jacksonville FL 32246-6484

-------------------------------------------------- ---------------------- ------------------------------------------
The Chase Manhattan Bank                                     I                             42.03%
FBO ZAPCo
Attn: Alfia Monastra
450 West 33rd Street 15th Fl
New York NY 10001-2697

-------------------------------------------------- ---------------------- ------------------------------------------
MCB Trust Services Custodian FBO                             I                             26.92%
The Investment Incentive Plan
700 17th St Ste 150
Denver CO 80202-3502

-------------------------------------------------- ---------------------- ------------------------------------------
MCB Trust Services Custodian FBO                             I                              7.86%
Arden Group 401k Retirement
 Savings Plan
700 17th St Ste 150
Denver CO 80202-3502

-------------------------------------------------- ---------------------- ------------------------------------------
MCB Trust Services Custodian FBO                             I                              6.36%
Manistique Papers Inc 401k
700 17th St Ste 150
Denver CO 80202-3502

-------------------------------------------------- ---------------------- ------------------------------------------
John Hancock Advisers LLC                                    R                             100.0%*
101 Huntington Avenue
Boston, MA 0299
-------------------------------------------------- ---------------------- ------------------------------------------

*Represents initial investment in Class R shares, which commenced operations August 5, 2003.

INVESTMENT ADVISORY AND OTHER SERVICES


The Adviser, located at 101 Huntington Avenue, Boston, Massachusetts 02199-7603, a premier investment management company, managed $30.2 billion in open-end funds, closed-end funds, private accounts and retirement plans for individual and institutional investors as of March 31, 2004. Additional information about John Hancock Advisers can be found on the website: www.jhfunds.com.


The Fund has entered into an investment management contract (the "Advisory Agreement") with the Adviser which was approved by the Fund's shareholders. Pursuant to the Advisory Agreement, the Adviser will: (a) furnish continuously an investment program for the Fund and determine, subject to the overall supervision and review of the Trustees, which investments should be purchased, held, sold or exchanged and (b) provide supervision over all aspects of the Fund's operations except those which are delegated to a custodian, transfer agent or other agent.

The Fund bears all costs of its organization and operation, including but not limited to expenses of preparing, printing and mailing all shareholders' reports, notices, prospectuses, proxy statements and reports to regulatory agencies; expenses relating to the issuance, registration and qualification of shares; government fees; interest charges; expenses of furnishing to shareholders their account statements; taxes; expenses of redeeming shares; brokerage and other expenses connected with the execution of portfolio securities transactions; expenses pursuant to the Fund's plan of distribution; fees and expenses of custodians including those for keeping books and accounts, maintaining a committed line of credit and calculating the net asset value of shares; fees and expenses of transfer agents and dividend disbursing agents; legal, accounting, financial, management, tax and auditing fees and expenses of the Fund (including an allocable portion of the cost of the Adviser's employees rendering such services to the Fund); the compensation and expenses of Trustees who are not otherwise affiliated with the Trust, the Adviser or any of their affiliates; expenses of Trustees' and shareholders' meetings; trade association memberships; insurance premiums; and any extraordinary expenses.

As compensation for its services under the Advisory Agreement, the Fund pays the Adviser monthly a fee based on a stated percentage of the average of the daily net assets of the Fund as follows:


                Average Daily Net Assets                          Annual Rate
                ------------------------                          -----------
                First $1,500,000,000                              0.50%
                Next $500,000,000                                 0.45%
                Next $500,000,000                                 0.40%
                Amount Over $2,500,000,0000                       0.35%

From time to time, the Adviser may reduce its fee or make other arrangements to limit the Fund's expenses to a specified percentage of average daily net assets. The Adviser retains the right to re-impose a fee and recover any other payments to the extent that, at the end of any fiscal year, the Fund's annual expenses fall below this limit.

For the fiscal years ended May 31, 2001, 2002 and 2003, the Adviser received fees of $6,760,696, $7,120,006 and $7,177,130, respectively.

Securities held by the Fund may also be held by other funds or investment advisory clients for which the Adviser or its affiliates provides investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more funds or clients when one or more are selling the same security. If opportunities for the purchase or sale of securities by the Adviser for the Fund for other funds or clients, for which the Adviser renders investment advice, arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of the Adviser or its affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Pursuant to the Advisory Agreement, the Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which its Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard of the obligations and duties under the Advisory Agreement.

Under the Advisory Agreement, the Fund may use the name "John Hancock" or any name derived from or similar to it only for so long as the Advisory Agreement or any extension, renewal or amendment thereof remains in effect. If the Advisory Agreement is no longer in effect, the Fund (to the extent that it lawfully can) will cease to use such a name or any other name indicating that it is advised by or otherwise connected with the Adviser. In addition, the Adviser or the Life Company may grant the nonexclusive right to use the name "John Hancock" or any similar name to any other corporation or entity, including but not limited to any investment company of which the Life Company or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof shall be the investment adviser.

The Fund's Board of Trustees is responsible for overseeing the performance of the Fund's investment adviser and determining whether to approve and renew the Fund's Advisory Agreement. The Board has a standing request that the Adviser provide the Board with certain information the Board has deemed important to evaluating the short- and long-term performance of the Adviser. This information includes periodic performance analysis and status reports from the Adviser and quarterly Portfolio and Investment Performance Reports. The Fund's portfolio managers meet with the Board from time to time to discuss the management and performance of the Fund and respond to the Board's questions concerning the performance of the Adviser. When the Board considers whether to renew an investment advisory contract, the Board takes into account numerous factors, including: (1) the nature, extent and quality of the services provided by the Adviser; (2) the investment performance of the Fund's assets managed by the adviser; (3) the fair market value of the services provided by the adviser; (4) a comparative analysis of expense ratios of, and advisory fees paid by, similar funds; (5) the extent to which the adviser has realized or will realize economies of scale as the Fund grows; (6) other sources of revenue to the Adviser or its affiliates from its relationship with the Fund and intangible or "fall-out" benefits that accrue to the adviser and its affiliates, if relevant; and (7) the Adviser's control of the operating expenses of the fund, such as transaction costs, including ways in which portfolio transactions for the fund are conducted and brokers are selected.

In evaluating the Advisory Agreement, the Independent Trustees reviewed materials furnished by Adviser, including information regarding the Adviser, its respective affiliates and their personnel, operations and financial condition. The Independent Trustees also reviewed, among other things:

     o The investment performance of the Fund. The Board determined that the performance results of the Fund and the Adviser's responsive actions were reasonable, as compared with relevant performance standards, including the performance results of comparable corporate debt funds derived from data provided by Lipper Inc. and appropriate market indexes.

     o The fee charged by the Adviser for investment advisory and administrative services, as well as other compensation received by affiliates of the Adviser and the total operating expenses of the Fund. The Independent Trustees determined that these fees and expenses were reasonable based on the average advisory fees and operating expenses for comparable funds. The Independent Trustees also took into account the nature of the advisory fee arrangement, which includes breakpoints that will adjust the fee downward as the size of the Fund's portfolio increases.

     o The Adviser's investment staff and portfolio management process, the historical quality of services provided by the Adviser, and the overall performance of the Fund's portfolio on both a short-term and long-term basis.

The Independent Trustees determined that the terms of the Fund's Advisory Agreement are fair and reasonable and that the contract is in the Fund's best interest. The Independent Trustees believe that the advisory contract will enable the Fund to enjoy high quality investment advisory services at a cost they deem appropriate, reasonable and in the best interests of the Fund and its shareholders. In making such determinations, the Independent Trustees met independently from the Non-Independent Trustees of the Fund and any officers of the Adviser or its affiliates. The Independent Trustees also relied upon the assistance of counsel to the Independent Trustees and counsel to the Fund.


The continuation of the Advisory Agreement and Distribution Agreement (discussed below) was approved by all Trustees. The Advisory Agreement and the Distribution Agreement, will continue in effect from year to year, provided that its continuance is approved annually both (i) by the holders of a majority of the outstanding voting securities of the Trust or by the Trustees, and (ii) by a majority of the Trustees who are not parties to the Agreement or "interested persons" of any such parties. Both agreements may be terminated on 60 days written notice by any party or by vote of a majority to the outstanding voting securities of the Fund and will terminate automatically if assigned.

Accounting and Legal Services Agreement.
----------------------------------------
The Trust, on behalf of the Fund, is a party to an Accounting and Legal Services Agreement with the Adviser. Pursuant to this agreement, the Adviser provides the Fund with certain tax, accounting and legal services. For the fiscal years ended May 31, 2001, 2002 and 2003, the Fund paid the Adviser $262,846, $299,627 and
$483,783, respectively, for services under this Agreement.

Proxy Voting.
-------------
The Fund's Trustees have delegated to the Adviser the authority to vote proxies on behalf of the Fund. The Trustees have approved the proxy voting guidelines of the Adviser and will review the guidelines and suggest changes as they deem advisable. A summary of the Adviser's proxy voting guidelines is attached to this statement of additional information as Appendix C.

Personnel of the Adviser and its affiliates may trade securities for their personal accounts. The Fund also may hold, or may be buying or selling, the same securities. To prevent the Fund from being disadvantaged, the adviser(s), principal underwriter and the Fund have adopted a code of ethics which restricts the trading activity of those personnel.

DISTRIBUTION CONTRACTS


The Fund has a Distribution Agreement with John Hancock Funds. Under the agreement John Hancock Funds is obligated to use its best efforts to sell shares of each class of the Fund. Shares of the Fund are also sold by selected broker-dealers, banks and registered investment advisors ("Selling Firms") that have entered into selling agreements with John Hancock Funds. These Selling Firms are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of the Fund. John Hancock Funds accepts orders for the purchase of the shares of the Fund that are continually offered at net asset value next determined, plus any applicable sales charge, if any. In connection with the sale of Fund shares, John Hancock Funds and Selling Firms receive compensation from a sales charge imposed, in the case of Class A shares, at the time of sale. In the case of Class B, Class C and Class R shares, the Selling Firm receives compensation immediately but John Hancock Funds is compensated on a deferred basis.

Total underwriting commissions (sales charges) for sales of the Fund's Class A shares for the fiscal years ended May 31, 2001, 2002 and 2003 was $1,043,537, $1,430,177 and $841,004, respectively. Of such amounts $105,641, $128,192 and
$90,559, were retained by John Hancock Funds for 2001, 2002 and 2003. Total underwriting commissions (sales charges) for sales of the Fund's Class C shares for the fiscal years May 31, 2001, 2002 and 2003 were $167,416,

$241,401 and $100,014, respectively. No Class C commissions were retained by John Hancock Funds, the remainder of the underwriting commissions were reallowed to Selling Firms.

The Fund's Trustees adopted Distribution Plans with respect to each class of shares (the "Plans"), pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plans, the Fund will pay distribution and service fees at an aggregate annual rate of up to 0.25% for Class A, 1.00% for Class B and Class C shares and 0.50% for Class R shares of the Fund's average daily net assets attributable to the respective class of shares. However, the service fee will not exceed 0.25% of the Fund's average daily net assets attributable to each class of shares. The distribution fees will be used to reimburse John Hancock Funds for its distribution expenses, including but not limited to: (i) initial and ongoing sales compensation to Selling Firms and others (including affiliates of John Hancock Funds) engaged in the sale of Fund shares, (ii) marketing, promotional and overhead expenses incurred in connection with the distribution of Fund shares, and (iii) with respect to Class B and Class C shares only, interest expenses on unreimbursed distribution expenses. The service fees will be used to compensate Selling Firms and others for providing personal and account maintenance services to shareholders. In the event that John Hancock Funds is not fully reimbursed for payments or expenses it incurs under the Class A Plan, these expenses will not be carried beyond twelve months from the date they were incurred. Unreimbursed expenses under the Class B and Class C Plans will be carried forward together with interest on the balance of these unreimbursed expenses. Unreimbursed expenses under the Class R Plan will be carried forward to subsequent fiscal years. The Fund does not treat unreimbursed expenses under the Class B, Class C and Class R Plans as a liability of the Fund because the Trustees may terminate Class B, Class C and/or Class R Plans at any time. For the fiscal period May 31, 2003 an aggregate of $7,191,928 distribution expenses or 3.05% of the average net assets of the Class B shares of the Fund, was not reimbursed or recovered by John Hancock Funds through the receipt of deferred sales charges or 12b-1 fees in prior periods. For the fiscal year ended May 31, 2003, an aggregate of $0 of distribution expenses or 0% of the average net assets of the Class B shares of the Fund, was not reimbursed or recovered by John Hancock Funds through the receipt of deferred sales charges or Rule 12b-1 fees in prior periods. For the fiscal year ended May 31, 2003, an aggregate of $0 of distribution expenses or 0% of the average net assets of the Class C shares of the Fund, was not reimbursed or recovered by John Hancock Funds through the receipt of deferred sales charges or Rule 12b-1 fees.


The Fund has also adopted a separate Class R shares Service Plan ("the Service Plan"). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations who agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plan participants. These services may include (a) acting, directly or through an agent, as the shareholder and nominee for all plan participants; (b) maintaining account records for each plan participant that beneficially owns Class R shares; (c) processing orders to purchase, redeem and exchange Class R shares on behalf of plan participants, and handling the transmission of funds representing the purchase price or redemption proceeds;
(d) addressing plan participant questions regarding their accounts and the Fund; and (e) other services related to servicing such retirement plans.

The Plans and all amendments were approved by the Trustees, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plans (the "Independent Trustees"), by votes cast in person at meetings called for the purpose of voting on these Plans.

Pursuant to the Plans, at least quarterly, John Hancock Funds provides the Fund with a written report of the amounts expended under the Plans and the purpose for which these expenditures were made. The Trustees review these reports on a quarterly basis to determine their continued appropriateness.

The Plans provide that they will continue in effect only so long as their continuance is approved at least annually by a majority of both the Trustees and the Independent Trustees. The Plans provide that they may be terminated without penalty (a) by vote of a majority of the Independent Trustees, (b) by a vote of a majority of the Fund's outstanding shares of the applicable class in each case upon 60 days' written notice to John Hancock Funds, and (c) automatically in the event of assignment. The Plans further provide that they may not be amended to increase the maximum amount of the fees for the services described therein without the approval of a majority of the outstanding shares of the class of the Fund which has voting rights with respect to the Plan. Each Plan provides that no material amendment to the Plans will be effective unless it is approved by a vote of a majority of the Trustees and the Independent Trustees of the Fund. The holders of Class A, Class B, Class C and Class R shares have exclusive voting rights with respect to the Plan applicable to their respective class of shares. In adopting the Plans the Trustees concluded that, in their judgment, there is a reasonable likelihood that the Plans will benefit the holders of the applicable class of shares of the Fund.

Class I shares of the Fund are not subject to any distribution plan. Expenses associated with the obligation of John Hancock Funds to use its best efforts to sell Class I shares will be paid by the Adviser or by John Hancock Funds and will not be paid from the fees paid under Class A, Class B, Class C or Class R Plans.

Amounts paid to John Hancock Funds by any class of shares of the Fund will not be used to pay the expenses incurred with respect to any other class of shares of the Fund; provided, however, that expenses attributable to the Fund as a whole will be allocated, to the extent permitted by law, according to a formula based upon gross sales dollars and/or average daily net assets of each such class, as may be approved from time to time by vote of a majority of the Trustees. From time to time, the Fund may participate in joint distribution activities with other Funds and the costs of those activities will be borne by each Fund in proportion to the relative net asset value of the participating Funds.

During the fiscal year ended May 31, 2003, the Fund paid John Hancock Funds the following amounts of expenses in connection with their services for the Fund.

                                  Expense Items

                                          Printing and                                              Interest
                                          Mailing of                                                Carrying or
                                          Prospectus to      Compensation       Expenses of John    Other Finance
                         Advertising      New Shareholders   to Selling Firms    Hancock Funds      Charges
                         -----------      ----------------   ----------------    -------------      -------
Class A                  $279,225         $13,233            $2,344,412          $799,777           --
Class B                   202,765           9,423             1,572,049           570,896           $3,145
Class C                    33,145           1,642               329,425            92,590           --
Class R*                     --              --                  --                  --             --


*Class R shares did not exist during the fiscal year ended May 31, 2003.

SALES COMPENSATION


As part of their business strategies, the Fund, along with John Hancock Funds, pay compensation to Selling Firms that sell the Fund's shares. These firms typically pass along a portion of this compensation to your broker or financial representative.

The two primary sources of Selling Firm compensation payments for Class A, Class B, Class C and Class R are (1) the 12 b-1 fees that are paid out of the fund's assets and (2) sales charges paid by investors. The sales charges and 12b-1 fees are detailed in the prospectus and under the "Distribution Contracts" in this Statement of Additional Information. The portions of these expenses that are paid to Selling Firms are shown on the next page. For Class I shares, John Hancock Funds may make a one-time payment at the time of initial purchase out of its own resources to a Selling Firm which sells shares of the Fund. This payment may not exceed 0.15% of the amount invested.

Initial compensation Whenever you make an investment in Class A, Class B or Class C shares of the Fund, the Selling Firm receives a reallowance/payment/commission as described on the next page. The Selling Firm also receives the first year's 12b-1 service fee at this time.

Annual compensation For Class A, Class B and Class C shares of the Fund, beginning in the second year after an investment is made, the Selling Firm receives an annual 12b-1 service fee of 0.25% of its average daily net (aged) assets. In addition, beginning in the second year after an investment is made in Class C shares, the Distributor will pay the Selling Firm a distribution fee in an amount not to exceed 0.75% of the average daily net (aged) assets. These service and distribution fees are paid quarterly in arrears.

For Class R shares of the Fund, beginning with the first year an investment is made, the Selling Firm receives an annual 12b-1 service fee of 0.25% of its average daily net assets. In addition, the Distributor will pay the Selling Firm a distribution fee in an amount not to exceed 0.25% of the average daily net assets. These service and distribution fees are paid quarterly in arrears.

Selling Firms receive service and distribution fees if, for the preceding quarter, (1) their clients/shareholders have invested combined average daily net assets of no less than $1,000,000 in eligible (aged) assets; or (2) an individual registered representative of the Selling Firm has no less than $250,000 in eligible (aged) assets. The reason for these criteria is to save the Fund the expense of paying out de minimus amounts. As a result, if a Selling Firm does not meet one of the criteria noted above, the money for that firm's fees remains in the Fund.

In addition, from time to time, John Hancock Funds, at its expense, and without additional cost to the Fund or its shareholders, may provide significant additional compensation to financial services firms in connection with their promotion of the Fund or sale of shares of the Fund. Such compensation provided by John Hancock Funds may include, for example, financial assistance to Selling Firms in connection with their marketing and sales development programs for their registered representatives and other employees, as well as payment for travel expenses, including lodging, incurred by registered representatives and other employees for such marketing and sales development programs, as well as assistance for seminars for the public, advertising and sales campaigns regarding one or more Funds, and other Selling Firm-sponsored events or activities. From time to time, John Hancock Funds may provide expense reimbursements for special training of a Selling Firm's registered representatives and other employees in group meetings or non-cash compensation in the form of occasional gifts, meals, tickets or other entertainment. Payments may also include amounts for sub-administration and other services for shareholders whose shares are held of record in omnibus or other group accounts.
Other   compensation,   such  as
asset retention fees, finder's fees and reimbursement for wire transfer fees or other administrative fees and costs may be offered to the extent not prohibited by law or any self-regulatory agency such as the NASD.

              First Year Broker or Other Selling Firm Compensation

                                      Investor pays
                                      sales charge
                                      (% of offering       Selling Firm             Selling Firm
                                      ---------------      receives                 receives 12b-1       Total Selling Firm
Class A investments                   price)               commission (1)           service fee (2)      compensation (3)(4)
-------------------                   ------               --------------           ---------------      -------------------

Up to $99,999                         4.50%                3.76%                    0.25%                4.00%
$100,000 - $249,999                   3.75%                3.01%                    0.25%                3.25%
$250,000 - $499,999                   2.75%                2.06%                    0.25%                2.30%
$500,000 - $999,999                   2.00%                1.51%                    0.25%                1.75%

Investments of Class A shares of $1
million or more (5)

First $1M - $4,999,999                --                   0.75%                    0.25%                1.00%
Next $1 - $5M above that              --                   0.25%                    0.25%                0.50%
Next $1 or more above that            --                   0.00%                    0.25%                0.25%

Class B investments

All amounts                           --                   3.75%                    0.25%                4.00%

Class C investments

All amounts                           --                   0.75%                    0.25%                1.00%

Class I investments

All amounts                           --                   0.00%                    0.00%                0.00% (6)

Class R investments

All amounts                           --                   0.00%                    0.50%                0.50%

(1) For Class A investments under $1 million, a portion of the Selling Firm's commission is paid out of the sales charge.

(2) For Class A, B and C shares, the Selling Firm receives 12b-1 fees in the first year as a % of the amount invested and after the first year as a % of average daily net eligible assets (paid quarterly in arrears). For Class R shares, the Selling Firm receives 12b-1 fees effective at time of purchase as a % of average daily assets (paid quarterly in arrears) See "Distribution Contracts" for description of Class R Service Plan charges and payments.

(3) Selling Firm commission and 12b-1 service fee percentages are calculated from different amounts, and therefore may not equal the total Selling Firm compensation percentages if combined using simple addition.

(4) Underwriter retains the balance.

(5) See "Initial Sales Charge on Class A Shares" for discussion on how to qualify for a reduced sales charge. John Hancock Funds may take recent redemptions into account in determining if an investment qualifies as a new investment

(6) John Hancock Funds may make a one-time payment at time of initial purchase out of its own resources to a Selling Firm that sells Class I shares of the fund. This payment may be up to 0.15% of the amount invested.

CDSC revenues collected by John Hancock Funds may be used to pay Selling Firm commissions when there is no initial sales charge.


NET ASSET VALUE

For purposes of calculating the net asset value ("NAV") of the Fund's shares, the following procedures are utilized wherever applicable.

Debt investment securities are valued on the basis of valuations furnished by a principal market maker or a pricing service, both of which generally utilize electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities without exclusive reliance upon quoted prices.

Equity securities traded on a principal exchange are generally valued at last sale price on the day of valuation or in the case of securities traded on NASDAQ, the NASDAQ official closing price. Securities in the aforementioned category for which no sales are reported and other securities traded over-the-counter are generally valued at the last available bid price.

Short-term debt investments which have a remaining maturity of 60 days or less are generally valued at amortized cost which approximates market value. If market quotations are not readily available or if in the opinion of the Adviser any quotation or price is not representative of true market value, the fair value of the security may be determined in good faith in accordance with procedures approved by the Trustees.

Foreign securities are valued on the basis of quotations from the primary market in which they are traded. Any assets or liabilities expressed in terms of foreign currencies are translated into U.S. dollars by the custodian bank based on London currency exchange quotations as of 4:00 p.m., London time (11:00 a.m., New York time) on the date of any determination of a Fund's NAV. If quotations are not readily available, or the value has been materially affected by the events occurring after closing of a foreign market, assets are valued by a method that Trustees believe accurately reflects fair value.

The NAV of each fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern
Time) by dividing a class's net assets by the number of its shares outstanding. On any day an international market is closed and the New York Stock Exchange is open, any foreign securities will be valued at the prior day's close with the current day's exchange rate. Trading of foreign securities may take place on Saturdays and U.S. business holidays on which a Fund's NAV is not calculated. Consequently, a Fund's portfolio securities may trade and the NAV of the Fund's redeemable securities may be significantly affected on days when a shareholder has no access to the Fund.


INITIAL SALES CHARGE ON CLASS A SHARES

Shares of the Fund are offered at a price equal to their net asset value plus a sales charge which, at the option of the purchaser, may be imposed either at the time of purchase (the "initial sales charge") or on a contingent deferred basis (the "contingent deferred sales charge or CDSC"). The fund no longer issues share certificates. Shares are electronically recorded. The Trustees reserve the right to change or waive the Fund's minimum investment requirements and to reject any order to purchase shares (including purchase by exchange) when in the judgment of the Adviser such rejection is in the Fund's best interest.

The sales charges applicable to purchases of Class A shares of the Fund are described in the Prospectus. Methods of obtaining reduced sales charges referred to generally in the Prospectus are described in detail below. In calculating the sales charge applicable to current purchases of Class A shares of the Fund, the investor is entitled to accumulate current purchases with the current offering price of the Class A, Class B, Class C, Class I, or Class R shares of the John Hancock mutual funds owned by the investor (see "Accumulation Privilege" below).

In order to receive the reduced sales charge, the investor must notify his/her financial adviser and/or the financial adviser must notify John Hancock Signature Services, Inc. ("Signature Services") at the time of purchase of the Class A shares, about any other John Hancock mutual funds owned by the investor, the investor's spouse and their children under the age of 21 (see "Combination Privilege" below). This includes investments held in a retirement account, an employee benefit plan or at a broker or financial adviser other than the one handling your current purchase. John Hancock will credit the combined value, at the current offering price, of all eligible accounts to determine whether you qualify for a reduced sales charge on your current purchase.


Without Sales Charges.
----------------------
Class A shares may be offered without a front-end sales charge or contingent deferred sales charge ("CDSC") to various individuals and institutions as follows:


o A Trustee or officer of the Trust; a Director or officer of the Adviser and its affiliates, sub-adviser or Selling Firms; employees or sales representatives of any of the foregoing; retired officers, employees or Directors of any of the foregoing; a member of the immediate family (spouse, child, grandparent, grandchild, parent, sibling, mother-in-law, father-in-law, daughter-in-law, son-in-law, niece, nephew and same sex domestic partner; "Immediate Family") of any of the foregoing; or any fund, pension, profit sharing or other benefit plan for the individuals described above.


o A broker, dealer, financial planner, consultant or registered investment advisor that has entered into a signed agreement with John Hancock Funds providing specifically for the use of fund shares in fee-based investment products or services made available to their clients.

o A former participant in an employee benefit plan with John Hancock funds, when he or she withdraws from his or her plan and transfers any or all of his or her plan distributions directly to the Fund.

o A member of a class action lawsuit against insurance companies who is investing settlement proceeds.

o Retirement plans investing through the PruArray Program sponsored by a Prudential Financial company.

o Pension plans transferring assets from a John Hancock variable annuity contract to the Fund pursuant to an exemptive application approved by the Securities and Exchange Commission.


o Participants in certain 529 Plans that have a signed agreement with John Hancock Funds. No CDSC will be due for redemptions on plan purchases made at NAV with no finder's fee. However, if a plan had a finder's fee or commission, and the entire plan redeemed within 12 months of the first investment in the plan, a CDSC would be due.

o Participant directed retirement plans with at least 100 eligible employees at the inception of the Fund account. Each of these employees may purchase Class A shares with no initial sales charge, if the plan sponsor notifies Signature Services of the number of employees at the time the account is established. However, if the shares are redeemed within 12 months of the inception of the plan, a CDSC will be imposed at the following rate:

     Amount Invested                          CDSC Rate
     ---------------                          ---------

     First $1 to $4,999,999                   1.00%
     Next $1-$5M above that                   0.50%
     Next $1 or more above that               0.25%

As of July 15, 2004, no Class C shares paid a front-end sales charge.

Class A shares  may  also be  purchased  without  an  initial  sales  charge  in
connection  with  certain  liquidation,   merger  or  acquisition   transactions
involving other investment companies or personal holding companies.

With Reduced Sales Charges
--------------------------

Combination Privilege.
----------------------
For all shareholders in calculating the sales charge applicable to purchases of Class A shares made at one time, the purchases will be combined to reduce sales charges if made by (a) an individual, his or her spouse and their children under the age of 21, purchasing securities for his or their own account, (b) a trustee or other fiduciary purchasing for a single trust, estate or fiduciary account and (c) groups which qualify for the Group Investment Program (see below). Qualified and non-qualified retirement plan investments can be combined to take advantage of this privilege. Further information about combined purchases, including certain restrictions on combined group purchases, is available from Signature Services or a Selling Firm's representative.


Accumulation Privilege.
-----------------------
Class A investors may also reduce their Class A sales charge by taking into account not only the amount being invested but also the current offering price of all the Class A, Class B, Class C, Class I and Class R shares of all John Hancock funds already held by such person. However, Class A shares of John Hancock money market funds will only be eligible for the accumulation privilege if the investor has previously paid a sales charge on the amount of those shares. To receive a reduced sales charge, the investor must tell his/her financial adviser or Signature Services at the time of the purchase about any other John Hancock mutual funds held by that investor or his/her Immediate Family.

Group Investment Program.
-------------------------
Under the Combination and Accumulation Privileges, all members of a group may combine their individual purchases of Class A shares to potentially qualify for breakpoints in the sales charge schedule. This feature is provided to any group which (1) has been in existence for more than six months, (2) has a legitimate purpose other than the purchase of mutual fund shares at a discount for its members, (3) utilizes salary deduction or similar group methods of payment, and
(4) agrees to allow sales materials of the fund in its mailings to members at a reduced or no cost to John Hancock Funds.


Letter of Intention.
--------------------
Reduced Class A sales charges under the Accumulation Privilege are also applicable to investments made pursuant to a Letter of Intention (the "LOI"), which should be read carefully prior to its execution by an investor. The Fund offers two options regarding the specified period for making investments under the LOI. All investors have the option of making their investments over a specified period of thirteen (13) months. Investors who are using the Fund as a funding medium for a retirement plan, however, may opt to make the necessary investments called for by the LOI over a forty-eight (48) month period. These retirement plans include traditional, Roth IRAs and Coverdell ESAs, SEP, SARSEP, 401(k), 403(b) (including TSAs), SIMPLE IRA, SIMPLE 401(k), Money Purchase Pension, Profit Sharing and Section 457 plans. An individual's non-qualified and qualified retirement plan investments can be combined to satisfy an LOI (either 13 or 48 months). Since some retirement plans are held in an omnibus account, an investor wishing to count retirement plan holdings towards a Class A purchase must notify Signature Services of these holdings. Such an investment (including accumulations, combinations and reinvested dividends) must aggregate $100,000 or more during the specified period from the date of the LOI or from a date within ninety (90) days prior thereto, upon written request to Signature Services. The sales charge applicable to all amounts invested under the LOI is computed as if the aggregate amount intended to be invested had been invested immediately. If such aggregate amount is not actually invested, the difference in the sales charge actually paid and the sales charge payable had the LOI not been in effect is due from the investor. However, for the purchases actually made within the specified period (either 13 or 48 months) the sales charge applicable will not be higher than that which would have applied (including accumulations and combinations) had the LOI been for the amount actually invested.


The LOI authorizes Signature Services to hold in escrow sufficient Class A shares (approximately 5% of the aggregate) to make up any difference in sales charges on the amount intended to be invested and the amount actually invested, until such investment is completed within the specified period, at which time the escrowed Class A shares will be released. If the total investment specified in the LOI is not completed, the Class A shares held in escrow may be redeemed and the proceeds used as required to pay such sales charge as may be due. By signing the LOI, the investor authorizes Signature Services to act as his attorney-in-fact to redeem any escrowed Class A shares and adjust the sales charge, if necessary. A LOI does not constitute a binding commitment by an investor to purchase, or by the Fund to sell, any additional Class A shares and may be terminated at any time.

DEFERRED SALES CHARGE ON CLASS B and CLASS C SHARES

Investments in Class B and Class C shares are purchased at net asset value per share without the imposition of an initial sales charge so the Fund will receive the full amount of the purchase payment.


Contingent Deferred Sales Charge.
---------------------------------
Class B and Class C shares which are redeemed within six years or one year of purchase, respectively, will be subject to a contingent deferred sales charge ("CDSC") at the rates set forth in the Prospectus as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the Class B or Class C shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase prices or on shares derived from reinvestment of dividends or capital gains distributions.

Class B shares are not available to retirement plans that had more than 100 eligible employees at the inception of the Fund account. You must notify Signature Services of the number of eligible employees at the time your account is established.


The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchases of both Class B and Class C shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. It will be assumed that your redemption comes first from shares you have held beyond the six-year CDSC redemption period for Class B or one year CDSC redemption period for Class C, or those you acquired through dividend and capital gain reinvestment, and next from the shares you have held the longest during the six-year period for Class B shares. For this purpose, the amount of any increase in a share's value above its initial purchase price is not subject to a CDSC. Thus, when a share that has appreciated in value is redeemed during the CDSC period, a CDSC is assessed only on its initial purchase price.

When requesting a redemption for a specific dollar amount please indicate if you require the proceeds to equal the dollar amount requested. If not indicated, only the specified dollar amount will be redeemed from your account and the proceeds will be less any applicable CDSC.

Example:

You have purchased 100 Class B shares at $10 per share. The second year after your purchase, your investment's net asset value per share has increased by $2 to $12, and you have gained 10 additional shares through dividend reinvestment. If you redeem 50 shares at this time your CDSC will be calculated as follows:

     oProceeds of 50 shares redeemed at $12 per share (50 x 12) $600.00
     o*Minus Appreciation ($12 - $10) x 100 shares              (200.00)
     oMinus proceeds  of 10 shares not subject to CDSC
     (dividend  reinvestment)                                   (120.00)
                                                                -------
     oAmount subject to CDSC                                    $280.00

     *The appreciation is based on all 100 shares in the account not just the shares being redeemed.


Proceeds from the CDSC are paid to John Hancock Funds and are used in whole or in part by John Hancock Funds to defray its expenses related to providing distribution-related services to the Funds in connection with the sale of the Class B and Class C shares, such as the payment of compensation to select Selling Firms for selling Class B and Class C shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class B and Class C shares without a sales charge being deducted at the time of the purchase.


Waiver of Contingent Deferred Sales Charge.
-------------------------------------------
The CDSC will be waived on redemptions of Class B and Class C shares and Class A
shares  that  are  subject  to  CDSC,   unless  indicated   otherwise,   in  the
circumstances defined below:

For all account types:

* Redemptions made pursuant to the Funds' right to liquidate your account if you own shares worth less than $1,000.

*    Redemptions   made  under  certain   liquidation,   merger  or  acquisition
     transactions involving other investment companies or personal holding companies.

* Redemptions due to death or disability. (Does not apply to trust accounts unless trust is being dissolved.)

* Redemptions made under the Reinstatement Privilege, as described in "Sales Charge Reductions and Waivers" of the Prospectus.

* Redemptions of Class B and Class C shares made under a periodic withdrawal plan or redemptions for fees charged by planners or advisors for advisory services, as long as your annual redemptions do not exceed 12% of your account value, including reinvested dividends, at the time you established your periodic withdrawal plan and 12% of the value of subsequent investments (less redemptions) in that account at the time you notify Signature Services. (Please note, this waiver does not apply to periodic withdrawal plan redemptions of Class A or Class C shares that are subject to a CDSC.)

* Certain retirement plans participating in Merrill Lynch servicing programs offered in Class A, Class B, Class C and Class R shares, including transferee recording arrangements, Merrill Lynch Connect Arrangements and third party administrator recordkeeping arrangements. See your Merrill Lynch Financial Consultant for further information.

* Redemptions of Class A shares by retirement plans that invested through the PruArray Program sponsored by a Prudential Financial company.

* Redemptions of Class A shares made after one year from the inception date of a retirement plan at John Hancock.

For retirement Accounts (such as traditional, Roth and Coverdell ESAs , SIMPLE IRAs, SIMPLE 401(k), Rollover IRA, TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan and other plans as described in the Internal Revenue Code) unless otherwise noted.

* Redemptions made to effect mandatory or life expectancy distributions under the Internal Revenue Code. (Waiver based on required, minimum distribution calculations for John Hancock Mutual Fund IRA assets only.)

*    Returns of excess contributions made to these plans.


* Redemptions made to effect certain distributions, as outlined in the chart on the following page, to participants or beneficiaries from employer sponsored retirement plans under section 401(a) (such as Money Purchase Pension Plans and Profit-Sharing/401(k) Plans), 403(b), 457 and 408 (SEPs and SIMPLE IRAs of the Internal Revenue Code.

Please see matrix for some examples.

----------------------- ------------------ ---------------- ---------------- ----------------- ----------------
Type of                 401 (a) Plan       403 (b)          457              IRA, IRA          Non-retirement
Distribution            (401 (k), MPP,                                       Rollover
                        PSP) 457 & 408
                        (SEPs & Simple IRAs)
----------------------- ------------------ ---------------- ---------------- ----------------- ----------------
Death or Disability     Waived             Waived           Waived           Waived            Waived
----------------------- ------------------ ---------------- ---------------- ----------------- ----------------
Over 701/2              Waived             Waived           Waived           Waived for        12% of account
                                                                             required          value annually
                                                                             minimum           in periodic
                                                                             distributions*or  payments
                                                                             12% of account
                                                                             value annually
                                                                             in periodic
                                                                             payments
----------------------- ------------------ ---------------- ---------------- ----------------- ----------------
Between 591/2and 701/2  Waived             Waived           Waived           Waived for Life   12% of account
                                                                             Expectancy or     value annually
                                                                             12% of account    in periodic
                                                                             value annually    payments
                                                                             in periodic
                                                                             payments
----------------------- ------------------ ---------------- ---------------- ----------------- ----------------
Under 591/2             Waived for         Waived for       Waived for       Waived for        12% of account
(Class B and Class C    annuity payments   annuity          annuity          annuity           value annually
only)                   (72t) or 12% of    payments (72t)   payments (72t)   payments (72t)    in periodic
                        account value      or 12% of        or 12% of        or 12% of         payments
                        annually in        account value    account value    account value
                        periodic payments  annually in      annually in      annually in
                                           periodic         periodic         periodic
                                           payments         payments         payments
----------------------- ------------------ ---------------- ---------------- ----------------- ----------------
Loans                   Waived             Waived           N/A              N/A               N/A
----------------------- ------------------ ---------------- ---------------- ----------------- ----------------
Termination of Plan     Not Waived         Not Waived       Not Waived       Not Waived        N/A
----------------------- ------------------ ---------------- ---------------- ----------------- ----------------
Hardships               Waived             Waived           Waived           N/A               N/A
----------------------- ------------------ ---------------- ---------------- ----------------- ----------------
Qualified Domestic      Waived             Waived           Waived           N/A               N/A
Relations Orders
----------------------- ------------------ ---------------- ---------------- ----------------- ----------------
Termination of          Waived             Waived           Waived           N/A               N/A
Employment Before
Normal Retirement Age
----------------------- ------------------ ---------------- ---------------- ----------------- ----------------
Return of Excess        Waived             Waived           Waived           Waived            N/A
----------------------- ------------------ ---------------- ---------------- ----------------- ----------------

*Required minimum distributions based on John Hancock Mutual Fund IRA assets only.

If you qualify for a CDSC waiver under one of these situations, you must notify Signature Services at the time you make your redemption. The waiver will be granted once Signature Services has confirmed that you are entitled to the waiver.

ELIGIBLE INVESTORS FOR CLASS R SHARES


Class R shares are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans (eligible retirement plans). Class R shares are also available for Rollover IRA accounts for participants whose plans are invested in Class R shares funds. Class R shares are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Educational Savings Accounts, SEPs, SAR-SEPs SIMPLE IRAs and individual 403(b) plans.


SPECIAL REDEMPTIONS

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities as prescribed by the Trustees. When the shareholder sells portfolio securities received in this fashion, the shareholder will incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The Fund has, however, elected to be governed by Rule 18f-1 under the Investment Company Act. Under that rule, the Fund must redeem its shares for cash except to the extent that the redemption payments to any shareholder during any 90-day period would exceed the lesser of $250,000 or 1% of the Fund's net asset value at the beginning of such period.

ADDITIONAL SERVICES AND PROGRAMS

Exchange Privilege.
-------------------
The Fund permits exchanges of shares of any class for shares of the same class in any other John Hancock fund offering that same class.

Investors may exchange Class I shares for Class I shares of other John Hancock funds, shares of any John Hancock institutional fund, or Class A shares of John Hancock Money Market Fund. If an investor exchanges Class I shares for Class A shares of Money Market Fund, any future exchanges out of the Money Market Fund Class A must be to another Class I or institutional fund.

Investors may exchange Class R shares for Class R shares of other John Hancock funds or Class A shares of John Hancock Money Market Fund. If an investor exchanges Class R shares for Class A shares of Money Market Fund, any future exchanges out of the Money Market Fund Class A must be to another Class R fund.


Exchanges between funds are based on their respective net asset values. No sales charge is imposed, except on exchanges of Class A shares from Money Market Fund or U.S. Government Cash Reserve Fund to another John Hancock fund, if a sales charge has not previously been paid on those shares. However, the shares acquired in an exchange will be subject to the CDSC schedule of the shares acquired if and when such shares are redeemed. For purposes of computing the CDSC payable upon redemption of shares acquired in an exchange, the holding period of the original shares is added to the holding period of the shares acquired in an exchange.


If a retirement plan exchanges the plan's Class A account in its entirety from the Fund to a non-John Hancock investment, the one-year CDSC applies.

The Fund reserves the right to require that previously exchanged shares (and reinvested dividends) be in the Fund for 90 days before a shareholder is permitted a new exchange.


The Fund does not permit market timing or other excessive trading practices which may disrupt portfolio management strategies and increase fund expenses. To protect the interests of other investors in the Fund, the Fund may cancel the exchange privileges (or reject any exchange or purchase orders) of any parties who, in the opinion of the Fund, are engaging in market timing. For these purposes, the Fund may consider an investor's trading history in the Fund or other John Hancock funds, and accounts under common ownership or control. The Fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders.


An exchange of shares is treated as a redemption of shares of one fund and the purchase of shares of another for Federal Income Tax purposes. An exchange may result in a taxable gain or loss. See "TAX STATUS".

Systematic Withdrawal Plan.
---------------------------
The Fund permits the establishment of a Systematic Withdrawal Plan. Payments under this plan represent proceeds arising from the redemption of Fund shares. Since the redemption price of the Fund shares may be more or less than the shareholder's cost, which may result in realization of gain or loss for purposes of Federal, state and local income taxes. The maintenance of a Systematic Withdrawal Plan concurrently with purchases of additional shares of the Fund could be disadvantageous to a shareholder because of the initial sales charge payable on such purchases of Class A shares and the CDSC imposed on redemptions of Class B and Class C shares and because redemptions are taxable events. Therefore, a shareholder should not purchase shares at the same time a Systematic Withdrawal Plan is in effect. The Fund reserves the right to modify or discontinue the Systematic Withdrawal Plan of any shareholder on 30 days' prior written notice to such shareholder, or to discontinue the availability of such plan in the future. The shareholder may terminate the plan at any time by giving proper notice to Signature Services.

Monthly Automatic Accumulation Program ("MAAP").
------------------------------------------------
The program is explained in the Prospectus. The program, as it relates to automatic investment checks, is subject to the following conditions:

The investments will be drawn on or about the day of the month indicated.

The privilege of making investments through the MAAP may be revoked by Signature Services without prior notice if any investment is not honored by the shareholder's bank. The bank shall be under no obligation to notify the shareholder as to the non-payment of any checks.

The program may be discontinued by the shareholder either by calling Signature Services or upon written notice to Signature Services which is received at least five (5) business days prior to the order date of any investment.

Reinstatement or Reinvestment Privilege.
----------------------------------------
If Signature Services is notified prior to reinvestment, a shareholder who has redeemed Fund shares may, within 120 days after the date of redemption, reinvest without payment of a sales charge any part of the redemption proceeds in shares of the same class of the Fund or another John Hancock fund, subject to the minimum investment limit of that fund. The proceeds from the redemption of Class A shares may be reinvested at net asset value without paying a sales charge in Class A shares of the Fund or in Class A shares of any John Hancock fund. If a CDSC was paid upon a redemption, a shareholder may reinvest the proceeds from this redemption at net asset value in additional shares of the class from which the redemption was made. The shareholder's account will be credited with the amount of any CDSC charged upon the prior redemption and the new shares will continue to be subject to the CDSC. The holding period of the shares acquired through reinvestment will, for purposes of computing the CDSC payable upon a subsequent redemption, include the holding period of the redeemed shares.

The Fund may refuse any reinvestment request and may change or cancel its reinvestment policies at any time.

A redemption or exchange of Fund shares is a taxable transaction for Federal income tax purposes even if the reinvestment privilege is exercised, and any gain or loss realized by a shareholder on the redemption or other disposition of Fund shares will be treated for tax purposes as described under the caption "TAX STATUS."

Retirement plans participating in Merrill Lynch's servicing programs:
---------------------------------------------------------------------


Class A and R shares are available at net asset value for Merrill Lynch retirement plans, including transferee recording arrangements, Merrill Lynch
Connect Arrangements and third party administrator recordkeeping arrangements. See your Merrill Lynch Financial Consultant for further information.


For participating retirement plans investing in Class B shares, shares will convert to Class A shares after eight years, or sooner if the plan attains assets of $5 million (by means of a CDSC-free redemption/purchase at net asset value).

PURCHASES AND REDEMPTIONS THROUGH THIRD PARTIES


Shares of the Fund may be purchased or redeemed through certain Selling Firms. Selling Firms may charge the investor additional fees for their services. The Fund will be deemed to have received a purchase or redemption order when an authorized Selling Firm, or if applicable, a Selling Firm's authorized designee, receives the order. Orders may be processed at the NAV next calculated after the Selling Firm receives the order. The Selling Firm must segregate any orders it receives after the close of regular trading on the New York Stock Exchange and transmit those orders to the Fund for execution at NAV next determined. Some Selling Firms that maintain network/omnibus/nominee accounts with the Fund for their clients charge an annual fee on the average net assets held in such accounts for accounting, servicing, and distribution services they provide with respect to the underlying Fund shares. This fee is paid by the Adviser, the Fund and/or John Hancock Funds, LLC (the Fund's principal distributor).


DESCRIPTION OF THE FUND'S SHARES

The Trustees of the Trust are responsible for the management and supervision of the Fund. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Fund, without par value. Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series, without further action by shareholders. As of the date of this Statement of Additional Information, the Trustees have not authorized any additional series of the Trust, other than the Fund, although they may do so in the future. The Declaration of Trust also authorizes the Trustees to classify and reclassify the shares of the Fund, or any new series of the Trust, into one or more classes. The Trustees have authorized the issuance of five classes of shares of the Fund, designated as Class A, Class B, Class C, Class I and Class R.

The shares of each class of the Fund represent an equal proportionate interest in the aggregate net assets attributable to that class of the Fund. Holders of each class of shares have certain exclusive voting rights on matters relating to their respective distribution plans. The different classes of the Fund may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares.

Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except for differences resulting from the facts that (i) the distribution and service fees relating to each class of shares will be borne exclusively by that class, (ii) Class B and Class C shares will pay higher distribution and service fees than Class A and Class R shares and Class R shares will pay higher distribution and service fees than Class A shares(iii) each class of shares will bear any other class expenses properly allocable to such class of shares, subject to the conditions the Internal Revenue Service imposes with respect to the multiple-class structures. Similarly, the net asset value per share may vary depending on which class of shares are purchased. No interest will be paid on uncashed dividend or redemption checks.

In the event of liquidation, shareholders of each class are entitled to share pro rata in the net assets of the Fund available for distribution to these shareholders. Shares entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable, except as set forth below.

Unless otherwise required by the Investment Company Act or the Declaration of Trust, the Fund has no intention of holding annual meetings of shareholders. Fund shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust's outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with requesting a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for acts or obligations of the Trust. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts, obligations or affairs of the Fund. The Declaration of Trust also provides for indemnification out of the Fund's assets for all losses and expenses of any shareholder held personally liable by reason of being or having been a shareholder. The Declaration of Trust also provides that no series of the Trust shall be liable for the liabilities of any other series. Furthermore, no fund included in this Fund's prospectus shall be liable for the liabilities of any other John Hancock Fund. Liability is therefore limited to circumstances in which the Fund itself would be unable to meet its obligations, and the possibility of this occurrence is remote.

The Fund reserves the right to reject any application which conflicts with the Fund's internal policies or the policies of any regulatory authority. John Hancock Funds does not accept starter, credit card or third party checks. All checks returned by the post office as undeliverable will be reinvested at net asset value in the fund or funds from which a redemption was made or dividend paid. Information provided on the account application may be used by the Fund to verify the accuracy of the information or for background or financial history purposes. A joint account will be administered as a joint tenancy with right of survivorship, unless the joint owners notify Signature Services of a different intent. A shareholder's account is governed by the laws of The Commonwealth of Massachusetts. For telephone transactions the transfer agent will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer ID number and other relevant information. If appropriate measures are taken, the transfer agent is not responsible for any losses that may occur to any account due to an unauthorized telephone call. Also for your protection telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.


Selling activities for the Fund may not take place outside the U.S. except with U.S. military bases, APO addresses and U.S. diplomats. Selling Firms of record on Non-U.S. investors' accounts with foreign mailing addresses are required to certify that all sales activities have occurred, and in the future will occur, only in the U.S. A foreign corporation may purchase shares of the Fund only if it has a U.S. mailing address.


TAX STATUS

The Fund is treated as a separate entity for accounting and tax purposes, has qualified as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to continue to qualify for each taxable year. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions, and the diversification of its assets, the Fund will not be subject to Federal income tax on its taxable income (including net realized capital gains) which is distributed to shareholders in accordance with the timing requirements of the Code.

The Fund will be subject to a 4% non-deductible Federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. The Fund intends under normal circumstances to seek to avoid or minimize liability for such tax by satisfying such distribution requirements.

Distributions from the Fund's current or accumulated earnings and profits ("E&P") will be taxable under the Code for investors who are subject to tax. If these distributions are paid from the Fund's "investment company taxable income," they will be taxable as ordinary income; and if they are paid from the Fund's "net capital gain," they will be taxable as capital gain. (Net capital gain is the excess (if any) of net long-term capital gain over net short-term capital loss, and investment company taxable income is all taxable income and capital gains, other than net capital gain, after reduction by deductible expenses.) Some distributions may be paid in January but may be taxable to shareholders as if they had been received on December 31 of the previous year. The tax treatment described above will apply without regard to whether distributions are received in cash or reinvested in additional shares of the Fund.

Distributions, if any, in excess of E&P will constitute a return of capital under the Code, which will first reduce an investor's federal tax basis in Fund shares and then, to the extent such basis is exceeded, will generally give rise to capital gains. Shareholders who have chosen automatic reinvestment of their distributions will have a federal tax basis in each share received pursuant to such a reinvestment equal to the amount of cash they would have received had they elected to receive the distribution in cash, divided by the number of shares received in the reinvestment.

The amount of the Funds net realized capital gains, if any, in any given year will vary depending upon the Adviser's current investment strategy and whether the Adviser believes it to be in the best interest of the Fund to dispose of portfolio securities and/or engage in option, futures or forward transactions that will generate capital gains or to enter into options or futures transactions. At the time of an investor's purchase of Fund shares, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund's portfolio. Consequently, subsequent distributions on these shares from such appreciation may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

Upon a redemption or other disposition of shares of the Fund (including by exercise of the exchange privilege) in a transaction that is treated as a sale for tax purposes, a shareholder will ordinarily realize a taxable gain or loss depending upon the amount of the proceeds and the investor's basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. A sales charge paid in purchasing shares of the Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within ninety (90) days after their purchase to the extent Class A shares of the Fund or another John Hancock fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. This disregarded charge will result in an increase in the shareholder's tax basis in the shares subsequently acquired. Also, any loss realized on a redemption or exchange may be disallowed to the extent the shares disposed of are replaced with other shares of the Fund within a period of sixty- one (61) days beginning thirty (30) days before and ending thirty (30) days after the shares are disposed of, such as pursuant to automatic dividend reinvestments. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized upon the redemption of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Shareholders should consult their own tax advisers regarding their particular circumstances to determine whether a disposition of Fund shares is properly treated as a sale for tax purposes, as is assumed in the foregoing discussion.

Although its present intention is to distribute, at least annually, all net capital gain, if any, the Fund reserves the right to retain and reinvest all or any portion of the excess, as computed for Federal income tax purposes, of net long-term capital gain over net short-term capital loss in any year. The Fund will not in any event distribute net capital gain realized in any year to the extent that a capital loss is carried forward from prior years against such gain. To the extent such excess was retained and not exhausted by the carryforward of prior years' capital losses, it would be subject to Federal income tax in the hands of the Fund. Upon proper designation of this amount by the Fund, each shareholder would be treated for Federal income tax purposes as if the Fund had distributed to him on the last day of its taxable year his pro rata share of such excess, and he had paid his pro rata share of the taxes paid by the Fund and reinvested the remainder in the Fund. Accordingly, each shareholder would (a) include his pro rata share of such excess as capital gain in his return for his taxable year in which the last day of the Fund's taxable year falls, (b) be entitled either to a tax credit on his return for, or to a refund of, his pro rata share of the taxes paid by the Fund, and (c) be entitled to increase the adjusted tax basis for his shares in the Fund by the difference between his pro rata share of this excess and his pro rata share of these taxes.

For Federal income tax purposes, the Fund is permitted to carry forward a net capital loss in any year to offset net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in Federal income tax liability to the Fund and, as noted above, would not be distributed to shareholders. The Fund has $30,484,831 of capital loss carryforwards available, to the extent provided by regulations, to offset future net realized capital gains. These carryforwards expire at various times and amounts from 2008 through 2010.

Only a small portion, if any, of the distributions from the Fund may qualify for the dividends- received deduction for corporations, subject to the limitations applicable under the Code. The qualifying portion is limited to properly designated distributions attributed to dividend income (if any) the Fund receives from certain stock in U.S. domestic corporations and the deduction is subject to holding period requirements and debt-financing limitations under the Code.

If the Fund should have dividend income that qualifies as Qualified Dividend Income, as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003, the maximum amount allowable will be designated by the Fund. This amount will be reflected on Form 1099-DIV for the current calendar year.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

The Fund may be subject to withholding and other taxes imposed by foreign countries with respect to the Fund's investments in certain foreign securities, if any. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. Because more than 50% of the Fund's assets at the close of any taxable year will generally not consist of stocks or securities of foreign corporations, the Fund will generally be unable to pass through such taxes to its shareholders, who will therefore generally not be entitled to any foreign tax credit or deduction with respect to their investment in the Fund. The Fund will deduct such taxes in determining the amount it has available for distribution to shareholders.

The Fund is required to accrue income on any debt securities that have more than a de minimus amount of original issue discount (or debt securities acquired at a market discount, if the Fund elects to include market discount in income currently) prior to the receipt of the corresponding cash payments. The mark to market rules applicable to certain options and futures contracts may also require the Fund to recognize gain within a concurrent receipt of cash. However, the Fund must distribute to shareholders for each taxable year substantially all of its net income and net capital gains, including such income or gain, to qualify as a regulated investment company and avoid liability for any federal income or excise tax. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or borrow cash, to satisfy these distribution requirements.

A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent the Fund's distributions are derived from interest on (or, in the case of intangibles property taxes, the value of its assets is attributable to) certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The Fund will not seek to satisfy any threshold or reporting requirements that may apply in particular taxing jurisdictions, although the Fund may in its sole discretion provide relevant information to shareholders.

The Fund will be required to report to the Internal Revenue Service (the "IRS") all taxable distributions to shareholders, as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt recipients, i.e., corporations and certain other investors distributions to which are exempt from the information reporting provisions of the Code. Under the backup withholding provisions of Code Section 3406 and applicable Treasury regulations, all such reportable distributions and proceeds may be subject to backup withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the Fund with their correct taxpayer identification number and certain certifications required by the IRS or if the IRS or a broker notifies the Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. The Fund may refuse to accept an application that does not contain any required taxpayer identification number or certification that the number provided is correct. If the backup withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability. Investors should consult their tax advisers about the applicability of the backup withholding provisions.

The Fund may be required to account for its transactions in forward rolls or swaps, caps, floors and collars in a manner that, under certain circumstances, may limit the extent of its participation in such transactions. Additionally, the Fund may be required to recognize gain, but not loss, if a swap or other transaction is treated as a constructive sale of an appreciated financial position in the Fund's portfolio. The Fund may have to sell portfolio securities under disadvantageous circumstances to generate cash, or borrow cash, to satisfy these distribution requirements.

The Fund may invest in debt obligations that are in the lower rating categories or are unrated, including debt obligations of issuers not currently paying interest as well as issuers who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the Fund, in the event it invests in such securities, in order to reduce the risk of distributing insufficient income to preserve its status as a regulated investment company and seek to avoid becoming subject to Federal income or excise tax.

Certain options and futures transactions undertaken by the Fund may cause the Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated and affect the character as long-term or short-term and timing of some capital gains and losses realized by the Fund. Also, some of the Fund's losses on its transactions involving options and futures contracts and/or offsetting or successor portfolio positions may be deferred rather than being taken into account currently in calculating the Fund's taxable income or gain. Certain of such transactions may also cause the Fund to dispose of investments sooner than would otherwise have occurred. These transactions may thereafter affect the amount, timing and character of the Fund's distributions to shareholders. Some of the applicable tax rules may be modified if the Fund is eligible and chooses to make one or more of certain tax elections that may be available. The Fund will take into account the special tax rules (including consideration of available elections) applicable to options and futures transactions in order to seek to minimize any potential adverse tax consequences.

The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain types of investors, such as tax-exempt entities, insurance companies and financial institutions. Dividends, capital gain distributions and ownership of or gains realized on the redemption (including an exchange) of shares of the Fund may also be subject to state and local taxes. Shareholders should consult their own tax advisers as to the Federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the Fund in their particular circumstances.

Non-U.S. investors not engaged in a U.S. trade or business with which their Fund investment in the Fund is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to nonresident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty), on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8, W-8BEN or other authorized withholding certificate is on file and to backup withholding on certain other payments from the Fund. Non-U.S. investors should consult their tax advisors regarding such treatment and the application of foreign taxes to an investment in the Fund.

The Fund is not subject to Massachusetts corporate excise or franchise taxes. The Fund anticipates that, provided that the Fund qualifies as a regulated investment company under the Code, it will also not be required to pay any Massachusetts income tax.

CALCULATION OF PERFORMANCE

For the 30-day fiscal period ended May 31, 2003, the annualized yield for the Fund's Class A, Class B, Class C and Class I shares were 3.31%, 2.78%, 2.75% and 3.99%, respectively.

As of May 31, 2003, the average annual total returns for Class A shares of the Fund for the 1 year, 5 year and 10 year periods were 7.23%, 5.87% and 6.68%, respectively.

As of May 31, 2003, the average annual total returns for Class B shares of the Fund for the 1 year and 5 years and since inception on November 23, 1993 were 6.48%, 5.80% and 6.34%, respectively.


As of May 31, 2003, the average annual total returns for Class C shares of the Fund for the 1 year period and since inception on October 1, 1998 were 10.48% and 5.59%, respectively. The average annual total returns for Class C have been adjusted to reflect the elimination of the front-end sales charge that became effective July 15, 2004.


As of May 31, 2003, the average annual total returns for Class I shares of the Fund for the l year period and since inception on September 4, 2001 were 12.71% and 8.99%, respectively.

Because Class R shares are new, there is no performance to report. Class B performance is currently disclosed in the Fund's prospectus for Class R shares.

The Fund may advertise yield, where appropriate. The Fund's yield is computed by dividing net investment income per share determined for a 30-day period by the maximum offering price per share (which includes the full sales charge, where applicable) on the last day of the period, according to the following standard formula:

                                Yield=2 ( [ (a-b) +1 ]6 -1 )
                                            ----
                                             cd
Where:

     a    = dividends and interest earned during the period.
     b    = net expenses accrued during the period.
     c = the average daily number of fund shares outstanding during the period that would be entitled to receive dividends.
     d = the maximum offering price per share on the last day of the period (NAV where applicable).

The average annual total return before taxes is computed by finding the average annual compounded rate of return over the 1-year, 5-year and 10-year periods, or the period since the commencement of operations, that would equate the initial amount invested to the ending redeemable value according to the following formula:

P(1+T)n = ERV

Where:
     P=   a hypothetical initial payment of $1,000.
     T=   average annual total return
     n=   number of years
   ERV= ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-year, 5-year or 10-year periods (or fractional portion).

The Fund discloses average annual total returns after taxes for Class B shares for the one, five and 10 year periods ended December 31, 2002 in the prospectus. After tax returns are computed using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The average annual total return (after taxes on distributions) is computed by finding the average annual compounded rate of return over the 1-year, 5-year and 10-year periods, or the period since the commencement of operations, that would equate the initial amount invested to the ending redeemable value according to the following formula:

P(1+T)n = ATVD

Where:
     P=   a hypothetical initial payment of $1,000.
     T=   average annual total return (after taxes on distributions)
     n=   number of years
  ATVD= ending value of a hypothetical $1,000 payment made at the beginning of the 1-year, 5-year, or 10-year periods (or fractional portion) after taxes on fund distributions but not after taxes on redemption.

The average annual total return (after taxes on distributions and redemption) is computed by finding the average annual compounded rate of return over the 1-year, 5-year, and 10-year periods, or the period since the commencement of operations, that would equate the initial amount invested to the ending redeemable value according to the following formula:

P(1+T)n = ATVDR

Where:
     P=   a hypothetical initial payment of $1,000.
     T=   average  annual  total  return  (after  taxes  on  distributions   and
          redemption)
     n=   number of years
 ATVDR= ending value of a hypothetical $1,000 payment made at the beginning of the 1-year, 5-year or 10-year periods (or fractional portion), after taxes on fund distributions and redemption.

Because each class has its own sales charge and fee structure, the classes have different performance results. In the case of each class, these calculations assume the maximum sales charge is included in the initial investment or the CDSC applied at the end of the period. These calculations assume that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period. The "distribution rate" is determined by annualizing the result of dividing the declared dividends of the Fund during the period stated by the maximum offering price or net asset value at the end of the period. Excluding the Fund's sales charge from the distribution rate produces a higher rate.

In addition to average annual total returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, and/or a series of redemptions, over any time period. Total returns may be quoted with or without taking the Fund's sales charge on Class A shares or the CDSC on Class B or Class C shares into account. Excluding the Fund's sales charge on Class A shares and the CDSC on Class B or Class C shares from a total return calculation produces a higher total return figure. Total return may be calculated for periods prior to the inception of Class R shares based on Class A share performance adjusted to reflect higher 12b-1 fees.

In the case of a tax-exempt obligation issued without original issue discount and having a current market discount, the coupon rate of interest is used in lieu of the yield to maturity. Where, in the case of a tax-exempt obligation with original issue discount, the discount based on the current market value exceeds the then-remaining portion of original issue discount (market discount), the yield to maturity is the imputed rate based on the original issue discount calculation. Where, in the case of a tax-exempt obligation with original issue discount, the discount based on the current market value is less than the then-remaining portion of original issue discount (market premium), the yield to maturity is based on the market value.

From time to time, in reports and promotional literature, the Fund's yield and total return will be compared to indices of mutual funds and bank deposit vehicles such as Lipper Analytical Services, Inc.'s "Lipper -- Fixed Income Fund Performance Analysis," a monthly publication which tracks net assets, total return, and yield on fixed income mutual funds in the United States. Ibottson and Associates, CDA Weisenberger and F.C. Towers are also used for comparison purposes, as well the Russell and Wilshire Indices.

Performance rankings and ratings reported periodically in, and excerpts from, national financial publications such as MONEY Magazine, FORBES, BUSINESS WEEK, THE WALL STREET JOURNAL, MORNINGSTAR, and BARRON'S may also be utilized. The Fund's promotional and sales literature may make reference to the Fund's "beta." Beta is a reflection of the market-related risk of the Fund by showing how responsive the Fund is to the market.

The performance of the Fund is not fixed or guaranteed. Performance quotations should not be considered to be representations of performance of the Fund for any period in the future. The performance of the Fund is a function of many factors including its earnings, expenses and number of outstanding shares. Fluctuating market conditions; purchases, sales and maturities of portfolio securities; sales and redemptions of shares of beneficial interest; and changes in operating expenses are all examples of items that can increase or decrease the Fund's performance.

BROKERAGE ALLOCATION

Decisions concerning the purchase and sale of portfolio securities and the allocation of brokerage commissions are made by the Adviser's or Sub-Adviser's investment and/or trading personnel. Orders for purchases and sales of securities are placed in a manner, which, in the opinion of such personnel, will offer the best price and market for the execution of each such transaction.

The Fund's trading practices and investments are reviewed monthly by the Adviser's Senior Investment Policy Committee which consists of officers of the Adviser and quarterly by the Adviser's Investment Committee which consists of officers and directors of the Adviser and Trustees of the Trust who are interested persons of the Fund.

Purchases from underwriters of portfolio securities may include a commission or commissions paid by the issuer and transactions with dealers serving as market makers to reflect a "spread." Investment in debt securities are generally traded on a "net" basis through dealers acting for their own account as principals and not as brokers; no brokerage commissions are payable on these transactions. In the U.S. Government securities market, securities are generally traded on a net basis with dealers acting as principal for their own account without a stated commission, although the price of the security usually includes a profit to the dealer. On occasion, certain money market instruments and agency securities may be purchased directly from the issuer, in which case no commissions or premiums are paid. Investments in equity securities are generally traded on exchanges or on over-the-counter markets at fixed commission rates or on a net basis. In other countries, both debt and equity securities are traded on exchanges at fixed commission rates. Commissions on foreign transactions are generally higher than the negotiated commission rates available in the U.S. There is generally less government supervision and regulation of foreign stock exchanges and broker-dealers than in the U.S.


The Fund's primary policy is to execute all purchases and sales of portfolio instruments at the most favorable prices consistent with best execution, considering all of the costs of the transaction including brokerage commissions. This policy governs the selection of brokers and dealers and the market in which a transaction is executed. The Adviser does not consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute the Fund's portfolio transaction. To the extent consistent with the foregoing, the Fund will be governed in the selection of brokers and dealers, and the negotiation of brokerage commission rates and dealer spreads, by the reliability and quality of the services, including primarily the availability and value of research information and, to a lesser extent, statistical assistance furnished to the Adviser of the Fund.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Fund may pay to a broker which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. This practice is subject to a good faith determination by the Adviser that such price is reasonable in light of the services provided and to such policies that the Trustees may adopt from time to time. For the fiscal year ended May 31, 2003, the Fund did not pay compensation to brokers for research services such as industry, economic and company reviews and evaluations of securities. "Commissions", as interpreted by the SEC, include fees paid to brokers for trades conducted on an agency basis, and certain mark-ups, mark-downs, commission equivalents and other fees received by dealers in riskless principal transactions placed in the over-the-counter market.

The term "brokerage and research services" includes research services received from broker-dealers which supplement the Adviser's own research (and the research of its affiliates), and may include the following types of information: statistical and background information on the U.S. and foreign economies, industry groups and individual companies; forecasts and interpretations with respect to the U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on federal, state, local and foreign political developments; portfolio management strategies; performance information on securities, indexes and investment accounts; and information concerning prices of securities. Broker-dealers may communicate such information electronically, orally, in written form or on computer software. Research services may also include the providing of electronic communication of trade information and, the providing of specialized consultations with the Adviser's personnel with respect to computerized systems and data furnished to the Adviser as a component of other research services, the arranging of meetings with management of companies, and the providing of access to consultants who supply research information.

The outside research assistance is useful to the Adviser since the broker-dealers used by the Adviser tend to follow a broader universe of securities and other matters than the Adviser's staff can follow. In addition, the research provides the Adviser with a diverse perspective on financial markets. Research services provided to the Adviser by broker-dealers are available for the benefit of all accounts managed or advised by the Adviser or by its affiliates. Some broker-dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by the Adviser's clients, including the Fund. However, the Fund is not under any obligation to deal with any broker-dealer in the execution of transactions in portfolio securities.

The Adviser believes that the research services are beneficial in supplementing the Adviser's research and analysis and that they improve the quality of the Adviser's investment advice. It is not possible to place a dollar value on information and services to be received from brokers and dealers, since it is only supplementary to the research efforts of the Adviser. The advisory fee paid by the Fund is not reduced because the Adviser receives such services. The receipt of research information is not expected to reduce significantly the expenses of the Adviser. However, to the extent that the Adviser would have purchased research services had they not been provided by broker-dealers, or would have developed comparable information through its own staff, the expenses to the Adviser could be considered to have been reduced accordingly. The research information and statistical assistance furnished by brokers and dealers may benefit the Life Company or other advisory clients of the Adviser, and conversely, brokerage commissions and spreads paid by other advisory clients of the Adviser may result in research information and statistical assistance beneficial to the Fund. The Fund will make no commitment to allocate portfolio transactions upon any prescribed basis.

Broker-dealers may be willing to furnish statistical, research and other factual information or service to the Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold from time to time through such broker-dealers on behalf of the Fund or the Adviser's other clients.

In effecting portfolio transactions on behalf of the Fund and the Adviser's other clients, the Adviser may from time to time instruct the broker-dealer that executes the transaction to allocate, or "step-out", a portion of the transaction to another broker-dealer. The broker-dealer to which the Adviser "stepped-out" would then settle and complete the designated portion of the transaction. Each broker-dealer would receive a commission or brokerage fee with respect to that portion of the transaction that it settles and completes.


While the Adviser will be primarily responsible for the allocation of the Fund's brokerage business, the policies and practices of the Adviser in this regard must be consistent with the foregoing and at all times be subject to review by the Trustees. For the fiscal years ended May 31, 2001, 2002 and 2003, negotiated brokerage commissions were $1,232, $0, and $0.


The Adviser may determine target levels of commission business with various brokers on behalf of its clients (including the Fund) over a certain time period. The target levels will be based upon the following factors, among others: (1) the execution services provided by the broker; (2) the research services provided by the broker; and (3) the broker's interest in mutual funds in general and in the Fund and other mutual funds advised by the Adviser in particular. In connection with (3) above, the Fund's trades may be executed directly by dealers that sell shares of the John Hancock funds or by other broker-dealers with which such dealers have clearing arrangements, consistent with obtaining best execution and the Conduct Rules of the National Association of Securities Dealers, Inc. The Adviser will not use a specific formula in connection with any of these considerations to determine the target levels.


Pursuant to procedures determined by the Trustees and consistent with the above policy of obtaining best net results, the Fund may execute portfolio transactions with or through brokers affiliated with the Adviser ("Affiliated Brokers"). Affiliated Brokers may act as broker for the Fund on exchange transactions, subject, however, to the general policy of the Fund set forth above and the procedures adopted by the Trustees pursuant to the Investment Company Act. Commissions paid to an Affiliated Broker must be at least as favorable as those which the Trustees believe to be contemporaneously charged by other brokers in connection with comparable transactions involving similar securities being purchased or sold. A transaction would not be placed with an Affiliated Broker if the Fund would have to pay a commission rate less favorable than the Affiliated Broker's contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers, except for accounts for which the Affiliated Broker acts as a clearing broker for another brokerage firm, and any customers of the Affiliated Broker not comparable to the Fund as determined by a majority of the Trustees who are not interested persons (as defined in the Investment Company Act) of the Fund, the Adviser, or the Affiliated Broker. Because the Adviser that is affiliated with the Affiliated Broker has, as an investment adviser to the Fund, the obligation to provide investment management services, which includes elements of research and related investment skills such research and related skills will not be used by the Affiliated Brokers as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria.


The Adviser's indirect parent, the Life Company, is the indirect sole shareholder of Signator Investors, Inc., a broker dealer (until January 1, 1999, John Hancock Distributors, Inc.) ("Signator" or "Affiliated Broker"). The Adviser's indirect parent, Manulife Financial, is the parent of another broker-dealer, Manulife Financial Securities, LLC ("MF Securities" or "Affiliated Broker"). For the fiscal years ended May 31, 2001, 2002 and 2003, the Fund paid no brokerage commissions to any Affiliated Broker.


Other investment advisory clients advised by the Adviser may also invest in the same securities as the Fund. When these clients buy or sell the same securities at substantially the same time, the Adviser may average the transactions as to price and allocate the amount of available investments in a manner which the Adviser believes to be equitable to each client, including the Fund. Because of this, client accounts in a particular style may sometimes not sell or acquire securities as quickly or at the same prices as they might if each were managed and traded individually.

For purchases of equity securities, when a complete order is not filled, a partial allocation will be made to each participating account pro rata based on the order size. For high demand issues (for example, initial public offerings), shares will be allocated pro rata by account size as well as on the basis of account objective, account size ( a small account's allocation may be increased to provide it with a meaningful position), and the account's other holdings. In addition, an account's allocation may be increased if that account's portfolio manager was responsible for generating the investment idea or the portfolio manager intends to buy more shares in the secondary market. For fixed income accounts, generally securities will be allocated when appropriate among accounts based on account size, except if the accounts have different objectives or if an account is too small to get a meaningful allocation. For new issues, when a complete order is not filled, a partial allocation will be made to each account pro rata based on the order size. However, if a partial allocation is too small to be meaningful, it may be reallocated based on such factors as account objectives, strategies, duration benchmarks and credit and sector exposure. For example, value funds will likely not participate in initial public offerings as frequently as growth funds. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for it. On the other hand, to the extent permitted by law, the Adviser may aggregate securities to be sold or purchased for the Fund with those to be sold or purchased for other clients managed by it in order to obtain best execution.

TRANSFER AGENT SERVICES


John Hancock Signature Services, Inc., 1 John Hancock Way, Suite 1000, Boston, MA 02217-1000, a wholly owned indirect subsidiary of the Life Company, is the transfer and dividend paying agent for the Fund. The Fund pays Signature Services an annual fee of $17.00 for each Class A shareholder account and $19.50 for each Class B shareholder account, $18.50 for each Class C shareholder account and $20.00 for each Class R shareholder account. The Fund also pays Signature Services an annual fee of 0.015% of average daily net assets attributable to Class A, Class B, Class C and Class R shares. For Class A, B, C and R shares, the Fund also pays certain out-of pocket expenses. Expenses are aggregated and allocated to each class on the basis of their relative net asset values. The Fund pays Signature Services a monthly fee which is based on an annual rate of 0.05% of average daily net assets attributable to Class I shares. For shares held of record in omnibus or there group accounts where administration and other shareholder services are provided by the Selling Firm or group administrator, the Selling Firm or administrator will charge a service fee to the Fund. For such shareholders, Signature Services does not charge its account fee.


CUSTODY OF PORTFOLIO

Portfolio securities of the Fund are held pursuant to a custodian agreement between the Fund and The Bank of New York, One Wall Street, New York, New York 10286. Under the custodian agreement, The Bank of New York is performing custody, Foreign Custody Manager and fund accounting services.

INDEPENDENT AUDITORS

The independent auditors of the Fund are PricewaterhouseCoopers, LLP, 160 Federal Street, Boston, Massachusetts 02110. PricewaterhouseCoopers, LLP audits and renders an opinion on the Fund's annual financial statements and reviews the Fund's annual Federal income tax return. Until May 31, 2002, the independent auditors of the Fund were Ernst & Young, LLP, 200 Clarendon Street, Boston, Massachusetts 02116.

FUND SECURITIES

The Fund has a policy for disclosure of its portfolio securities. Information about the securities held by the Fund may not be disclosed except as follows:

On the fifth business day after month-end, certain information is published on www.jhfunds.com, including but not limited to top ten holdings, sector analysis, and investment performance. The complete portfolio is published on www.jhfunds.com each month with a one-month lag (for example, information as of December 31 will be published on February 1). Once published, the portfolio information is available to the public and all categories of investors and potential investors.

More current portfolio information is disclosed (subject always to confidentiality agreements) when necessary for the efficient management of the Fund's portfolio. Parties receiving more current information are: The Fund's proxy voting service; publishers and writers for the Fund's financial reports; risk management and portfolio analysis systems; and rating agencies. No compensation or other consideration is received by the Fund, its adviser or any affiliated party in regard to disclosure.

Exceptions to the above policy must be authorized by the Fund's chief legal officer or chief compliance officer, and are subject to ratification by the Board of Trustees.

APPENDIX A- Description of Investment Risk

MORE ABOUT RISK

A fund's risk profile is largely defined by the fund's principal securities and investment practices. You may find the most concise description of the fund's risk profile in the prospectus.

A fund is permitted to utilize -- within limits established by the trustees -- certain other securities and investment practices that have higher risks and opportunities associated with them. To the extent that the fund utilizes these securities or practices, its overall performance may be affected, either positively or negatively. On the following pages are brief definitions of certain associated risks with them, with examples of related securities and investment practices included in brackets. See the "Investment Objectives and Policies" and "Investment Restrictions" sections of this Statement of Additional Information for a description of this Fund's investment policies. The fund follows certain policies that may reduce these risks.

As with any mutual fund, there is no guarantee that the fund will earn income or show a positive total return over any period of time -- days, months or years.

TYPES OF INVESTMENT RISK

Correlation risk The risk that changes in the value of a hedging instrument will not match those of the asset being hedged (hedging is the use of one investment to offset the effects of another investment). Incomplete correlation can result in unanticipated risks. (e.g., currency contracts, futures and related options, options on securities and indices, swaps, caps, floors and collars).

Credit risk The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. (e.g., non- investment-grade debt securities, borrowing; reverse repurchase agreements, covered mortgage dollar roll transactions, repurchase agreements, securities lending, brady bonds, foreign debt securities, in-kind, delayed and zero coupon debt securities, asset-backed securities, mortgage-backed securities, participation interest, options on securities, structured securities and swaps, caps floors and collars).

Currency risk The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency-denominated investments, and may widen any losses.(e.g., foreign debt securities, currency contracts, swaps, caps, floors and collars).

Extension risk The risk that an unexpected rise in interest rates will extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.(e.g. mortgage-backed securities and structured securities).

Interest rate risk The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. (e.g., non-investment-grade debt securities, covered mortgage dollar roll transactions, brady bonds, foreign debt securities, in-kind, delayed and zero coupon debt securities, asset-backed securities, mortgage-backed securities, participation interest, swaps, caps, floors and collars).

Leverage risk Associated with securities or practices (such as borrowing) that multiply small index or market movements into large changes in value. (e.g. borrowing; reverse repurchase agreements, covered mortgage dollar roll
transactions,   when-issued   securities  and  forward
commitments, currency contracts, financial futures and options; securities and index options, structured securities, swaps, caps, floors and collars).

o Hedged When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

o Speculative To the extent that a derivative is not used as a hedge, the fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost.

Liquidity risk The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. The seller may have to lower the price, sell other securities instead, or forego an investment opportunity, any of which could have a negative effect on fund management or performance. (e.g. non-investment-grade debt securities, restricted and illiquid securities, mortgage-backed securities, participation interest, currency contracts, futures and related options; securities and index options, structured securities, swaps, caps, floors and collars).

Management risk The risk that a strategy used by a fund's management may fail to produce the intended result. Common to all mutual funds.

Market risk The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector of the bond market or the market as a whole. Common to all stocks and bonds and the mutual funds that invest in them. (e.g. covered mortgage dollar roll transactions, short-term trading, when-issued securities and forward commitments, brady bonds, foreign debt securities, in-kind, delayed and zero coupon debt securities, restricted and illiquid securities, rights and warrants, financial futures and options; and securities and index options, structured securities).

Natural event risk The risk of losses attributable to natural disasters, crop failures and similar events.

Opportunity risk The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.(e.g. covered mortgage dollar roll transactions, when-issued securities and forward commitments, currency contracts, financial futures and options; securities and securities and index options).

Political risk The risk of losses attributable to government or political actions, from changes in tax or trade statutes to governmental collapse and war. (e.g., brady bonds and foreign debt securities).

Prepayment risk The risk that unanticipated prepayments may occur during periods of falling interest rates, reducing the value of mortgage-backed securities. (e.g., mortgage backed securities).

Valuation risk The risk that a fund has valued certain of its securities at a higher price than it can sell them for. (e.g., non-investment-grade debt securities, participation interest, structured securities, swaps, caps, floors and collars).

APPENDIX B- Description of Bond Ratings

Moody's describes its lower ratings for corporate bonds as follows:

Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterized bonds in this class.

Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Bonds which are rated Ca represented obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's describes its three highest ratings for commercial paper as follows:

Issuers rated P-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. P-1 repayment capacity will normally be evidenced by the following characteristics: (1) leading market positions in well- established industries; (2) high rates of return on funds employed; (3) conservative capitalization structures with moderate reliance on debt and ample asset protections; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated P-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated P-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Standard & Poor's describes its lower ratings for corporate bonds as follows:

BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C, D Debt rated 'BB', 'B', 'CCC', 'CC', 'C' and 'D' is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. 'BB' indicates the lowest degree of speculation and 'C' the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB Debt rated 'BB' has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The 'BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BBB-' rating.

B Debt rated 'B' has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The 'B' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BB' or 'BB-' rating.

CCC Debt rated 'CCC' has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The 'CCC' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'B' or 'B-' rating.

CC The rating 'CC' is typically applied to debt subordinated to senior debt that is assigned an actual or implied 'CCC' rating.

C The rating 'C' is typically applied to debt subordinated to senior debt which is assigned an actual or implied 'CCC-' debt rating. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

D The rating 'D' is typically applied when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments n an obligation are jeopardized.

Standard & Poor's describes its three highest ratings for commercial paper as follows:

A-1. This designation indicated that the degree of safety regarding timely payment is very strong.

A-2. Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated A-1.

A-3. Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

Issuers rated P-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated P-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

APPENDIX C
                           John Hancock Advisers, LLC
                     Sovereign Asset Management Corporation
                              Proxy Voting Summary

We believe in placing our clients' interests first. Before we invest in a particular stock or bond, our team of portfolio managers and research analysts look closely at the company by examining its earnings history, its management team and its place in the market. Once we invest, we monitor all our clients' holdings, to ensure that they maintain their potential to produce results for investors.

As part of our active investment management strategy, we keep a close eye on each company we invest in. Routinely, companies issue proxies by which they ask investors like us to vote for or against a change, such as a new management team, a new business procedure or an acquisition. We base our decisions on how to vote these proxies with the goal of maximizing the value of our clients' investments.

Currently, John Hancock Advisers, LLC ("JHA") and Sovereign Asset Management Corporation ("Sovereign") manage open-end funds, closed-end funds and portfolios for institutions and high-net-worth investors. Occasionally, we utilize the expertise of an outside asset manager by means of a subadvisory agreement. In all cases, JHA or Sovereign makes the final decision as to how to vote our clients' proxies. There is one exception, however, and that pertains to our international accounts. The investment management team for international investments votes the proxies for the accounts they manage. Unless voting is specifically retained by the named fiduciary of the client, JHA and Sovereign will vote proxies for ERISA clients.

In order to ensure a consistent, balanced approach across all our investment teams, we have established a proxy oversight group comprised of associates from our investment, operations and legal teams. The group has developed a set of policies and procedures that detail the standards for how JHA and Sovereign vote proxies. The guidelines of JHA have been approved and adopted by each fund client's board of trustees who have voted to delegate proxy voting authority to their investment adviser, JHA. JHA and Sovereign's other clients have granted us the authority to vote proxies in our advisory contracts or comparable documents.

JHA and Sovereign have hired a third party proxy voting service which has been instructed to vote all proxies in accordance with our established guidelines except as otherwise instructed.

In evaluating proxy issues, our proxy oversight group may consider information from many sources, including the portfolio manager, management of a company presenting a proposal, shareholder groups, and independent proxy research services. Proxies for securities on loan through securities lending programs will generally not be voted, however a decision may be made to recall a security for voting purposes if the issue is material.

Below are the guidelines we adhere to when voting proxies. Please keep in mind that these are purely guidelines. Our actual votes will be driven by the particular circumstances of each proxy. From time to time votes may ultimately be cast on a case-by-case basis, taking into consideration relevant facts and circumstances at the time of the vote. Decisions on these matters (case-by-case, abstention, recall) will normally be made by a portfolio manager under the supervision of the chief investment officer and the proxy oversight group. We may abstain from voting a proxy if we conclude that the effect on our clients' economic interests or the value of the portfolio holding is indeterminable or insignificant.

Proxy Voting Guidelines

Board of Directors
------------------

We believe good corporate governance evolves from an independent board.

We support the election of uncontested director nominees, but will withhold our vote for any nominee attending less than 75% of the board and committee meetings during the previous fiscal year. Contested elections will be considered on a case by case basis by the proxy oversight group, taking into account the nominee's qualifications. We will support management's ability to set the size of the board of directors and to fill vacancies without shareholder approval but will not support a board that has fewer than 3 directors or allows for the removal of a director without cause.

We will support declassification of a board and block efforts to adopt a classified board structure. This structure typically divides the board into classes with each class serving a staggered term.

In addition, we support proposals for board indemnification and limitation of director liability, as long as they are consistent with corporate law and shareholders' interests. We believe that this is necessary to attract qualified board members.

Selection of Auditors
---------------------

We believe an independent audit committee can best determine an auditor's qualifications.

We will vote for management proposals to ratify the board's selection of auditors, and for proposals to increase the independence of audit committees.

Capitalization

We will vote for a proposal to increase or decrease authorized common or preferred stock and the issuance of common stock, but will vote against a proposal to issue or convert preferred or multiple classes of stock if the board has unlimited rights to set the terms and conditions of the shares, or if the shares have voting rights inferior or superior to those of other shareholders.

In addition, we will support a management proposal to: create or restore preemptive rights; approve a stock repurchase program; approve a stock split or reverse stock split; and, approve the issuance or exercise of stock warrants

Acquisitions, mergers and corporate restructuring

Proposals to merge with or acquire another company will be voted on a case-by-case basis, as will proposals for recapitalization, restructuring, leveraged buyout, sale of assets, bankruptcy or liquidation. We will vote against a reincorporation proposal if it would reduce shareholder rights. We will vote against a management proposal to ratify or adopt a poison pill or to establish a supermajority voting provision to approve a merger or other business combination. We would however support a management proposal to opt out of a state takeover statutory provision, to spin-off certain operations or divisions and to establish a fair price provision.

Corporate Structure and Shareholder Rights
------------------------------------------

In  general,  we  support  proposals  that  foster  good  corporate   governance
procedures and that provide shareholders with voting power equal to their equity interest in the company.

To preserve shareholder rights, we will vote against a management proposal to restrict shareholders' right to: call a special meeting and to eliminate a shareholders' right to act by written consent. In addition, we will not support a management proposal to adopt a supermajority vote requirement to change certain by-law or charter provisions or a non-technical amendment to by-laws or a charter that reduces shareholder rights.


Equity-based compensation

Equity-based compensation is designed to attract, retain and motivate talented executives and independent directors, but should not be so significant as to materially dilute shareholders' interests.

We will vote against the adoption or amendment of a stock option plan if:
     o    the compensation committee is not fully independent
     o    plan dilution is more than 10% of outstanding common stock,
     o company allows or has allowed the re-pricing or replacement of underwater options in the past three fiscal years (or the exchange of underwater options) without shareholder approval.
     o the option is not premium priced or indexed, or does not vest based on future performance

With respect to the adoption or amendment of employee stock purchase plans or a stock award plan, we will vote against management if:
     o the plan allows stock to be purchased at less than 85% of fair market value;
     o    this plan dilutes outstanding common equity greater than 10%
     o all stock purchase plans, including the proposed plan, exceed 15% of outstanding common equity
     o    the potential dilution from all company plans is more than 85%

With respect to director stock incentive/option plans, we will vote against management if:
     o the minimum vesting period for options or time lapsing restricted stock is les than one year
     o    the potential dilution for all company plans is more than 85%



Other Business

For routine business matters which are the subject of many proxy related questions, we will vote with management proposals to:
     o    change the company name;
     o    approve other business;
     o adjourn meetings; o make technical amendments to the by-laws or charters;
     o    approve financial statements;
     o    approve an employment agreement or contract.

Shareholder Proposals

Shareholders are permitted per SEC regulations to submit proposals for inclusion in a company's proxy statement. We will generally vote against shareholder proposals and in accordance with the recommendation of management except as follows where we will vote for proposals:
     o    calling for shareholder ratification of auditors;
     o    calling for auditors to attend annual meetings;
     o    seeking to increase board independence;
     o    requiring minimum stock ownership by directors;
     o    seeking  to  create  a   nominating   committee  or  to  increase  the
          independence of the nominating committee;
     o    seeking to increase the independence of the audit committee.

Corporate and social policy issues

We believe that "ordinary business matters" are primarily the responsibility of management and should be approved solely by the corporation's board of directors.

Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices. We generally vote against business practice proposals and abstain on social policy issues, though we may make exceptions in certain instances where we believe a proposal has substantial economic implications.

                           John Hancock Advisers, LLC
                     Sovereign Asset Management Corporation
                             Proxy Voting Procedures

The role of the proxy voting service
John Hancock Advisers, LLC ("JHA") and Sovereign Asset Management Corporation ("Sovereign") have hired a proxy voting service to assist with the voting of client proxies. The proxy service coordinates with client custodians to ensure that proxies are received for securities held in client accounts and acted on in a timely manner. The proxy service votes all proxies received in accordance with the proxy voting guidelines established and adopted by JHA and Sovereign. When it is unclear how to apply a particular proxy voting guideline or when a particular proposal is not covered by the guidelines, the proxy voting service will contact the proxy oversight group coordinator for a resolution.

The role of the proxy oversight group and coordinator
The coordinator will interact directly with the proxy voting service to resolve any issues the proxy voting service brings to the attention of JHA or Sovereign. When a question arises regarding how a proxy should be voted the coordinator contacts the firm's investment professionals and the proxy oversight group for a resolution. In addition the coordinator ensures that the proxy voting service receives responses in a timely manner. Also, the coordinator is responsible for identifying whether, when a voting issue arises, there is a potential conflict of interest situation and then escalating the issue to the firm's Executive Committee. For securities out on loan as part of a securities lending program, if a decision is made to vote a proxy, the coordinator will manage the return/recall of the securities so the proxy can be voted.

The role of mutual fund trustees
The boards of trustees of our mutual fund clients have reviewed and adopted the proxy voting guidelines of the funds' investment adviser, JHA. The trustees will periodically review the proxy voting guidelines and suggest changes they deem advisable.

Conflicts of interest

Conflicts of interest are resolved in the best interest of clients.

With respect to potential conflicts of interest, proxies will be voted in accordance with JHA's or Sovereign's predetermined policies. If application of the predetermined policy is unclear or does not address a particular proposal, a special internal review by the JHA Executive Committee or Sovereign Executive Committee will determine the vote. After voting, a report will be made to the client (in the case of an investment company, to the fund's board of trustees), if requested. An example of a conflict of interest created with respect to a proxy solicitation is when JHA or Sovereign must vote the proxies of companies that they provide investment advice to or are currently seeking to provide investment advice to, such as to pension plans.

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


FINANCIAL STATEMENTS

The financial statements listed below are included in the Fund's 2003 Annual Report to Shareholders for the year ended May 31, 2003 (filed electronically July 24, 2003, accession number 0000045288-03-000003) and are included in and incorporated by reference into Part B of this registration statement of John Hancock Sovereign Bond Fund (files nos. 811-2402 and 2-48925).

John Hancock Sovereign Bond Fund
     John Hancock Bond Fund

     Statement of Assets and Liabilities as of May 31, 2003. Statement of Operations for the fiscal year ended May 31, 2003. Statement of Changes in Net Assets for each of the periods indicated therein. Financial Highlights for each of the periods indicated therein. Schedule of Investments as of May 31, 2003. Notes to Financial Statements.
     Report to Independent Auditors.


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